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                                                                  EXHIBIT 10.206














                       GENERAL LOAN AND SECURITY AGREEMENT
                           (RECEIVABLE LOAN FACILITY)

                                      AMONG

                             STEAMBOAT SUITES, INC.,
                         PREFERRED EQUITIES CORPORATION

                                       AND

                          TEXTRON FINANCIAL CORPORATION

                          DATED AS OF DECEMBER 17, 1999



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
SECTION 1.     INTERPRETATION OF THIS AGREEMENT
        1.1    Terms Defined
        1.2    Directly or Indirectly
        1.3    Headings
        1.4    Accounting Principles

SECTION 2.     ADVANCES AND NOTES
        2.1    Receivables Advances; Receivables Loan
        2.2    Issuance of Note; Rate of Interest; Receipt of Payments
        2.3 Mandatory Prepayments of Receivables Loan; Voluntary Prepayments of Receivables Loan
        2.4    Participating Lender
        2.5    Commitment Fee

SECTION 3.     COLLATERAL
        3.1    Security
        3.2    Undertakings Regarding Collateral
        3.3    Financing Statements
        3.4    Location of Collateral; Books and Records
        3.5    Insurance of Collateral
        3.6    Condemnation
        3.7    Taxes Affecting Collateral
        3.8    Discharge of Liens Affecting Collateral
        3.9    Use of Resort
        3.10   Other Timeshare Covenants
        3.11   Protection of Collateral; Assessments; Reimbursement
        3.12   Interest on Lender Paid Expenses
        3.13   Lender Responsibility
        3.14   Notice to Obligors
        3.15   Release of Lien on Unsold Inventory Timeshare Intervals

SECTION 4.     REPRESENTATIONS AND WARRANTIES
        4.1    Subsidiaries and Capital Structure
        4.2    Corporate Organization and Authority
        4.3    Business and Property
        4.4    Financial Statements
        4.5    Full Disclosure
        4.6    Pending Litigation
        4.7    Title to Properties
        4.8    Trademarks; Licenses and Permits
        4.9    Transaction Is Legal and Authorized
        4.10   No Defaults
        4.11   Governmental Consent
        4.12   Taxes
        4.13   Use of Proceeds
        4.14   Compliance with Law
        4.15   Restrictions of Debtor
        4.16   Brokers' Fees
        4.17   Deferred Compensation Plans



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
        4.18   Labor Relations
        4.19   Validity and Enforceability
        4.20   Validity of Liens Granted to Lender
        4.21   Timeshare Regimen Reports
        4.22   The Timeshare Intervals
        4.23   Pre-Sale of Timeshare Intervals

SECTION 5.     CONDITIONS PRECEDENT  AND EFFECTIVENESS OF THIS AGREEMENT
        5.1    Opinions of Counsel
        5.2    Warranties and Representations True as of Closing Date
        5.3    Compliance with this Agreement
        5.4    Officer's Certificates; Secretary's Certificates; Good-Standing
               Certificates
        5.5    Uniform Commercial Code Financing Statements
        5.6    Assignment of Property-Related Contracts
        5.7    Intentionally Deleted
        5.8    Guaranty Agreement
        5.9    Subordination of Indebtedness
        5.10   Expenses
        5.11   Receivables Note; Inventory Note; Inventory Deed of Trust
        5.12   Title Insurance; Casualty Insurance
        5.13   Environmental Site Assessment Report
        5.14   Taxes
        5.15   Inspection
        5.16   Survey
        5.17   Engineering Report
        5.18   Schedule of Subsequent Inventory Advances
        5.19   First Lienholder Status; Quit-Claim Deed; Proxy Acknowledged
        5.20   Proceedings Satisfactory

SECTION 6.     RECEIVABLES ADVANCE CLOSING CONDITIONS
        6.1    Requests for Advances
        6.2    Pledged Notes Receivable
        6.3    Proceedings Satisfactory
        6.4    Other Conditions
        6.5    Expenses

SECTION 7.     COVENANTS
        7.1    Payment of Taxes and Claims
        7.2    Maintenance of Properties; Corporate Existence; Stock Ownership;
               Renovations; Supervisory Architect; Indebtedness; Liens; Business
        7.3    Payment of Notes and Maintenance of Office
        7.4    Sale of Properties
        7.5    Consolidation and Merger
        7.6    Timeshare Covenants
        7.7    Guaranties
        7.8    Compliance with Environmental Laws
        7.9    Transactions with Affiliates; Principal Properties
        7.10   Use of the Lender Name
        7.11   Subordinated Obligations
        7.12   Notice of Legal Proceedings



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
        7.13   Further Assurances
        7.14   Financial Statements
        7.15   Officers' Certificate
        7.16   Inspection

SECTION 8.     EVENTS OF DEFAULT
        8.1    Default
        8.2    Default Remedies

SECTION 9.     REVIVAL OF OBLIGATIONS AND LIENS

SECTION 10.    MISCELLANEOUS
        10.1   Governing Law
        10.2   Expenses and Closing Fees
        10.3   Parties, Successors and Assigns
        10.4   Notices
        10.5   Total Agreement
        10.6   Survival
        10.7   Litigation
        10.8   Power of Attorney
        10.9   Survival of Indemnities
        10.10  Conflicting Obligations; Rights and Remedies

Schedule 1A/1B     --     Property Description of Resorts
Schedule 2         --     Property-Related Contracts
Schedule 3         --     Affiliates and Capital Structure
Schedule 4         --     Reserved
Schedule 5         --     Reserved
Schedule 6         --     Litigation
Schedule 7         --     Title Exceptions
Schedule 8         --     Personal Property Exceptions
Schedule 9         --     Permitted Leases and Rentals of Units
Schedule 10        --     Hazardous Substances
Schedule 11        --     Use of Proceeds
Schedule 12        --     Licenses, Permits, Etc. Not Obtained
Schedule 13        --     Deferred Compensation Plans
Schedule 14        --     Payment Instructions
Schedule 15        --     Address of Debtor for Books and Records
Schedule 16        --     Address of Debtor for Notices
Schedule 17        --     Address of Lender for Notices
Schedule 18               Description of Defaulted Note
Exhibit A                 Form of Inventory Deed of Trust
Exhibit B          --     Form of Receivables Note
Exhibit C                 Form of Timeshare Instruments
Exhibit D          --     Form of Proxies
Exhibit E          --     Reserved (?)
Exhibit F          --     Form of Opinion from Ballard Spahr
                          Andrews & Ingersol



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Exhibit G          --     Form of Opinion of Lionel Sawyer & Collins
Exhibit H          --     Form of Opinion of
                          Greenberg Traurig et al
Exhibit I          --     Form of Debtor's Officer's Certificate
Exhibit J          --     Form of Debtor's Secretary's Certificate
Exhibit K          --     Form of Preferred Equities' Secretary's Certificate
Exhibit L          --     Form of Mego Financial's Secretary's Certificate
Exhibit M          --     Form of Guaranty Agreement
Exhibit N                 Form of Assignment of Rents
Exhibit O                 Form of Officers Certificate - Financial Statements
Exhibit P                 Form of Receivable Advance Request
Exhibit Q                 Form of Collateral Assignment of Notes Receivable and
                          Supplement Collateral Assignment





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                       GENERAL LOAN AND SECURITY AGREEMENT
                            RECEIVABLE LOAN FACILITY


        THIS GENERAL LOAN AND SECURITY AGREEMENT (as amended from time to time, this "Agreement"), made and executed as of the 17th day of December, 1999, by and among TEXTRON FINANCIAL CORPORATION, a Delaware corporation, as secured party (herein referred to as the "Lender"), PREFERRED EQUITIES CORPORATION, a Nevada corporation, and STEAMBOAT SUITES, INC., a Colorado corporation, each jointly and severally, as debtor (herein collectively and individually referred to as the "Debtor").

BACKGROUND:

        Lender and Steamboat Suites, Inc. ("Steamboat") are parties to a General Loan and Security Agreement dated October 5, 1994 amended by First Amendment to General Loan and Security Agreement dated as of February 27, 1995, Second Amendment to General Loan and Security Agreement dated as of November 30, 1995, Third Amendment to General Loan and Security Agreement dated as of November 29, 1996, Fourth Amendment to General Loan and Security Agreement dated as of June 30, 1999, and letter amendments dated respectively September 23, 1996, December 10, 1997 and October 15, 1999 (collectively "Existing Loan Agreement"). Such Existing Loan Agreement evidences a $15,000,000 receivable loan and a $7,500,000 original inventory loan to Steamboat for the Steamboat Resort (as defined below). The obligations of the Existing Loan Agreement are guaranteed by Preferred Equities Inc. ("Preferred") and Mego Financial Corp. Steamboat and Preferred have requested an extension of the Existing Loan Agreement and increase of the inventory loan to provide financing to both Steamboat and Preferred and to include the Hilltop Resort (as defined below). Lender has agreed to such request and determined to provide an inventory loan and a receivable loan facility to both Preferred and Steamboat so long as the Existing Loan Agreement is rewritten and the loans are evidenced by separate loan agreements. For purposes of maintaining and continuity of agreement between Steamboat and Lender, this Agreement shall be considered as necessary, an amendment and restatement of the Existing Loan Documents and not a prepayment under the terms thereof. Any defined terms used herein and not defined in
Section 1 hereof shall have meanings assigned in the Existing Loan Agreement. It is the intention of Lender and Debtor that the Inventory loan and Receivable loan be cross collateralized and cross defaulted during the term of each loan and with all other indebtedness owed to Lender by either Debtor. To that end, certain security documents shall evidence and secure both loans and all other obligations owed by Steamboat or Preferred to Lender.

SECTION 1. INTERPRETATION OF THIS AGREEMENT

        1.1 TERMS DEFINED.

        As used in this Agreement, the following terms shall have the following respective meanings set forth below or set forth in the Section referred to following such term:

               ADVANCE -- means the Receivables Advances.

               AFFILIATE -- means any Person

                      (a) which directly or indirectly through one or more
               intermediaries controls, or is controlled by, or is under common control with, the Debtor;



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                      (b) which beneficially owns or holds 5% or more of any
               class of the Voting Stock of the Debtor; or

                      (c) 5% or more of the Voting Stock (or in the case of a
               Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by the Debtor.

               The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, other voting Securities, by contract or otherwise.

               AGENCY AGREEMENT -- means an agreement among the Debtor, the Collection Agent and the Lender, reasonably satisfactory in form and substance to the Lender, relating to lockbox services in connection with a post office box and a related Lockbox Account.

               AGREEMENT OR THIS AGREEMENT -- as defined in the preamble hereto.

               AMENITY BUILDING: -- means that certain building built at the Steamboat Resort which contains, among other things, a lobby, a hospitality coffee bar, a hot tub, a sauna and sales facilities, and to have individual ski storage lockers affixed thereto.

               ASSIGNMENT OF RENTS -- as defined in Section 5.11 of this Agreement.

               ASSOCIATION AND ASSOCIATIONS -- means collectively or individually, as appropriate, The Suites at Steamboat Owners' Association, a Colorado nonprofit corporation, or any successor association thereto as provided in the Steamboat Timeshare Documents and Hilltop Resort Owners' Association, Inc., a Colorado nonprofit corporation, or any successor association thereto as provided in the Hilltop Timeshare Documents.

               BOOKS AND RECORDS -- means all books, records, computer tapes, disks, software and micro-fiche records of the Debtor related to the Resorts.

               BUILDING -- means Building A and/or Building B.and/or Building I.

               BUILDING A -- means the first residential building at the Steamboat Resort, designated "Building A," which consists of 30 Units, as provided in the Steamboat Declaration.

               BUILDING B -- means the second residential building at the Steamboat Resort, designated "Building B" which consists of 30 Units, as provided in the Steamboat Declaration.

               BUILDING I.-- means the residential building at the Hilltop Resort which consists of 56 residential units and 2 commercial condominium units.

               BUSINESS DAY -- means a day other than a Saturday or Sunday or a day on which banks in the State of Nevada, the State of Rhode Island or the State of Connecticut are required or authorized by law to be closed (other than for a general banking moratorium or holiday for a period exceeding 4 consecutive days).

               CHANGE IN MANAGEMENT -- means that Preferred and/or Guarantor shall cease to own, directly or indirectly, in the aggregate 100% of the total combined voting power of all classes of



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        Voting Stock or other equity interests of any Person which shall have managerial and/or supervisory operational responsibilities in respect of the Resort.

               CLOSING DATE -- means December 17, 1999.

               COLORADO UNIFORM COMMERCIAL CODE -- means the Uniform Commercial Code as adopted and in force in the State of Colorado, as from time to time in effect.

               COLLATERAL -- as defined Section 3.1 of this Agreement.

               COLLECTION AGENT -- at any time means the Person, acting as agent for the Lender,which is responsible for receiving payments under the Pledged Notes Receivable from the Makers thereof; and which is a party to an Agency Agreement and pursuant thereto maintains or may maintain one or more Lockbox Accounts for the deposit of payments in respect of Pledged Notes Receivable.

               COMMON AMENITIES -- means the common areas and other amenities at the Resort as contemplated in the Declaration which any purchaser of a Timeshare Interval shall be entitled to use pursuant to the Declaration. "Common Amenities" shall include the amenities offered in the Amenity Building.

               COMPENSATION -- as defined in Section 3.1(g) of this Agreement.

               CONDEMNATION COMPENSATION -- as defined in Section 3.6(a) of this Agreement.

               CONTRACT -- means any purchase and sale agreement between one or more natural Persons and the Debtor which agreement provides for the sale by the Debtor to such natural Person or Persons of one or more Timeshare Intervals.

               DEBTOR -- as defined in the preamble hereto.

               DECLARATIONS -- means the Steamboat Declaration and Hilltop Declaration.

               DECLARANT -- the status of the Debtor as the declarant under applicable Colorado law and under the respective Declaration and the Articles of Incorporation and By-Laws of the respective Association.

               DEFAULT -- means an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

               DEFAULT RATE -- means, at any time, the per annum rate of interest equal to the Interest Rate, then in effect, plus 2% per annum; provided, however, that the Default Rate shall in no event exceed the Maximum Rate.

               DORFINCO -- means Dorfinco Corporation, a Delaware corporation.

               ELIGIBLE NOTE RECEIVABLE -- means each Pledged Note Receivable in respect of which all of the following requirements shall have been satisfied:



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                      (a) such Pledged Note Receivable shall arise from the sale of one or more Timeshare Intervals by the Debtor to the purchaser thereof, provided that such purchaser may not be an employee of the Debtor or an Affiliate, and provided further that,

                             (i) if such purchaser resides in Canada and, at the
                      time of the pledging of such Pledged Note Receivable of such purchaser and after giving effect thereto and assuming that it otherwise qualifies as an Eligible Note Receivable, the aggregate outstanding principal balances of all Eligible Notes Receivable of purchasers residing in Canada exceeds 20% of the aggregate principal balance of all Eligible Notes Receivable then outstanding, such Pledged Note Receivable of such purchaser residing in Canada shall not, at such time or thereafter for so long as the aforesaid 20% condition shall exist, be deemed an Eligible Note Receivable; and

                             (ii) if such purchaser is a resident of neither the
                      United States of America nor Canada and, at the time of the pledging of such Pledged Note Receivable of such purchaser and after giving effect thereto and assuming that it otherwise qualifies as an Eligible Note Receivable, the aggregate outstanding principal balances of all Eligible Notes Receivable of purchasers not residing in the United States of America or Canada exceeds 5% of the aggregate principal balance of all Eligible Notes Receivable then outstanding, such Pledged Note Receivable of such purchaser not residing in the United States of America or Canada shall not, at such time or thereafter for so long as the aforesaid 5% condition shall exist, be deemed an Eligible Note Receivable;

                      (b) payments of principal and interest under the terms of
               such Pledged Note Receivable shall be payable in legal tender of the United States of America and in equal monthly installments of principal and interest, provided that no interest is required to be paid under such Pledged Note Receivable that qualifies as a Zero Coupon Pledged Note Receivable;

                      (c) the unpaid balance of such Pledged Note Receivable
               shall be due and payable not later than 120 months from the date thereof.

                      (d) with respect to such Pledged Note Receivable, no
               monthly installment in respect of such Pledged Note Receivable shall be more than 60 days contractually delinquent, provided that, if such Pledged Note Receivable shall have been pledged to support a direct funding of a Receivables Advance and such Receivables Advance is the first such Receivables Advance to be made in respect of such Pledged Note Receivable, no monthly installment in respect of such Pledged Note Receivable shall be more than 30 days contractually delinquent at the time of such first Receivables Advance;

                      (e) the Maker of such Pledged Note Receivable shall have
               access, in accordance with the Pledged Contract related thereto and the Timeshare Documents, to the Timeshare Interval in respect of such Pledged Note Receivable and to the Common Amenities; at the time of the pledging of such Pledged Note Receivable, such Timeshare Interval shall provide such Maker with access to a Unit;

                      (f) the executed original of such Pledged Note Receivable, which shall be in form and substance reasonably satisfactory to the Lender, shall have been endorsed by the Debtor to the order of the Lender and delivered to the Lender;



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                      (g) the Lender shall have a valid and perfected,
               first-priority Lien in and to such Pledged Note Receivable, the Timeshare Instruments related thereto and all proceeds arising therefrom and such Pledged Note Receivable shall be secured by a Pledged Note Receivable Deed of Trust in and to the Timeshare Interval or Timeshare Intervals being financed by such Pledged Note Receivable;

                      (h) the Unit in respect of the Timeshare Interval being
               financed by such Pledged Note Receivable shall not be subject to any Lien not previously consented to by the Lender, and the Debtor, as the mortgagee under the Pledged Note Receivable Deed of Trust securing such Pledged Note Receivable shall be a "first mortgagee" for purposes of the Declaration, and the Debtor shall deliver a written notice to the Association informing it that all notices to be sent to a "first mortgagee" in respect of the aforesaid Timeshare Interval shall be sent to the Debtor and to the Lender;

                      (i) the terms of such Pledged Note Receivable, the Pledged
               Contract related thereto and all other Timeshare Instruments related thereto shall comply in all respects with all applicable federal and state laws and the regulations promulgated thereunder, including, without limitation, the applicable provisions of the Federal Consumer Credit Protection Act, as amended, Regulation Z of the Federal Reserve Board, as amended, and the Colorado Uniform Consumer Credit Code, as amended, and copies of all such regulatory, rescission and other disclosure documents shall be either delivered to the Lender or made readily available to the Lender in the files of the Debtor, and all rights of rescission in respect of such Pledged Note Receivable or the related Pledged Contract shall have expired or otherwise terminated;

                      (j) without the prior written approval of the Lender, such
               Pledged Note Receivable shall not have an original principal balance in excess of $25,000 and, at the time of the pledging of such Pledged Note Receivable and after giving effect thereto and assuming that it otherwise qualifies as an Eligible Note Receivable, the aggregate outstanding principal balances of all Eligible Notes Receivable of the Maker of such Pledged Note Receivable and/or of any affiliate of such Maker shall not exceed $25,000;

                      (k) no defense, offset, counterclaim, discount or
               allowance (including any stay, defense or claim arising out of any bankruptcy or insolvency proceeding) in respect of such Pledged Note Receivable or any other Timeshare Instrument related thereto shall have been asserted by the Maker thereof or on behalf of such Maker, and the Debtor shall have represented in writing to the Lender that it has no knowledge of any threatened assertion of the same, provided that, notwithstanding the foregoing in this clause (k), if the Lender has knowledge of, or reasonable cause to believe that, any such defense, offset, counterclaim, discount or allowance in respect of such Pledged Note Receivable or such Timeshare Instrument has been asserted, may be asserted or is threatened to be asserted and it confirms the same, in writing, to the Debtor, such Pledged Note Receivable shall be deemed not to, or to no longer, satisfy the requirements of this clause (k);

                      (l) the Maker shall have previously paid to the Debtor, in connection with the execution and delivery of the Pledged Contract related to such Pledged Note Receivable, a down payment (prior to all discounts not offered to purchasers generally in the ordinary course of business of the Debtor) of not less than 10% of the purchase price



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

               (as set forth in such Pledged Contract) of the Timeshare Interval being so purchased by such Maker;

                      (m) the sale of the Timeshare Interval related to such
               Pledged Note Receivable shall have been recognized as a sale on the books of the Debtor pursuant to, and in accordance with, the definition thereof set forth in the Guidelines established by the American Institute of Certified Public Accountants; and

                      (n) at the time of the pledging of such Pledged Note
               Receivable and after giving effect thereto, the Note Receivable Portfolio Average Rate of Interest shall be at least 12.5% per annum, however, notwithstanding subsection (c) or (n) herein, Pledged Notes Receivable evidencing 0% or 5% interest for terms of 24 or 36 months, respectively, shall also be acceptable provided Maker has paid to Debtor 50% of such purchase price and such Pledged Notes Receivable do not exceed 30% of the aggregate principal balance of the Pledged Notes Receivable outstanding at the time of such determination.

               If any Pledged Note Receivable, having met all of the requirements of an "Eligible Note Receivable," shall fail, at any time thereafter, to continue to meet the requirements set forth in subparagraphs (a), (b), (c), (d), (e), (g), (h), (j), (k), (l) or (n)
        above, such Pledged Note Receivable shall immediately be excluded from the Receivables Borrowing Base as an Eligible Note Receivable. Before any such Pledged Note Receivable shall be reinstated as an Eligible Note Receivable, such Pledged Note Receivable shall meet all of the requirements set forth in subparagraphs (a) through (n), inclusive, above, as if such Pledged Note Receivable were being pledged anew at such time, and the Debtor shall have received payment of all delinquent payments thereunder.

               ENVIRONMENTAL PROTECTION LAW -- means each federal, state, county, regional or local law, statute, or regulation enacted in connection with or relating to the protection or regulation of the environment, including, without limitation, those laws, statutes, and regulations regulating the disposal, removal, production, storing, refining, handling, transferring, processing, or transporting of Hazardous Substances, and any regulations issued or promulgated in connection with such statutes by any governmental authority and any orders, decrees or judgments issued by any court of competent jurisdiction in connection with any of the foregoing.

               EQUIPMENT -- means the furniture, fixtures and furnishings of each Unit and all fixtures, fittings, machinery, appliances, equipment, apparatus, furnishings and personal Property of every nature found on or used in connection with the Resort, but excluding motor vehicles, Property owned by the Association, Property owned by occupants of the Units and telephone and computer equipment leased in the ordinary course of business.

               EVENT OF DEFAULT -- as defined in Section 8.1 of this Agreement.

               FAIR MARKET VALUE -- at any time with respect to any Property means the sale value of such Property that would be realized in an arm's-length sale at such time between an informed and willing buyer, and an informed and willing seller, under no compulsion to buy or sell, respectively.

               GUARANTY -- as defined in Section 7.7(b) of this Agreement.

               GUARANTY AGREEMENT -- as defined in Section 5.8 of this Agreement.



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

               GUARANTOR -- means Mego Financial.

               HAZARDOUS SUBSTANCES -- means any and all pollutants, contaminants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any Environmental Protection Law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls); provided, however, that "Hazardous Substances" shall not include any substance used by the Debtor, any homeowner or their respective agents in the ordinary course of business in compliance with applicable Environmental Protection Laws.

               HILLTOP DECLARATION. -- means that certain Condominium Declaration with Timeshare Ownership, Covenants, Conditions and Restrictions Hilltop Resort, A Condominium dated January 5, 1998 and recorded with the Office of the Clerk and Recorder for Routt County, Colorado on February 18, 1998 in Book 743, Page 478 as amended for time to time in accordance with the terms and provisions thereof and hereof.

               HILLTOP RESORT -- means the Property described in Schedule 1-A including without limitation, all of the currently existing and hereafter created buildings, Units, Timeshare Intervals, Common Amenities in respect thereof and all other currently existing or hereafter constructed buildings, structures and improvements of every nature whatsoever now or hereafter situated on or serving, said Property.

               IMPOSITIONS -- as defined in Section 3.7 of this Agreement.

               INSURANCE PREMIUMS -- as defined in Section 3.5(a) of this Agreement.

               INTEREST RATE -- means, with respect to any calendar month, a per annum rate of interest equal to the greater of:

                      (a) 8.75%, or

                      (b) the sum of

                             (i) 2.0%, plus

                             (ii) the Prime Rate then in effect for such month.

               The interest rate for each calendar month shall be based upon the Prime Rate in effect at 9:00 a.m. (Eastern time) on the 1st day of such month. The term "Prime Rate" shall mean the "prime rate" as announced from time to time by Chase Manhattan Bank, N.A. or any successor thereto. In the event Chase Manhattan Bank, N.A., or any successor thereto, shall discontinue announcement of said Prime Rate, a comparable index designated by the Lender shall be used in calculating the Interest Rate. It is expressly agreed that the use of the term "prime rate" or any other similar designation is not intended to, nor does it, imply that said rate of interest is a preferred rate of interest or one which is offered by Chase Manhattan Bank, N.A. or any successor thereto to its most creditworthy customers.



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

               INVENTORY DEED OF TRUST -- means that certain combination deed of trust, security agreement and fixture financing statement, substantially in the form of Exhibit A to this Agreement, as the same may be amended from time to time.

               INVENTORY LOAN -- means, that certain $8,400,000 Timeshare Interval inventory loan made or to be made by lender to Debtor.

               INVENTORY LOAN AGREEMENT -- means that certain General Loan and Security Agreement among Lender and Debtor of even date hereof to provide for the Inventory Loan.

               INVENTORY NOTE - means the note in the amount of $8,400,000 delivered by Debtor to the Lender pursuant to the Inventory Loan Agreement.

               LENDER -- as defined in the preamble to this Agreement.

               LETTER OF INTENT -- means, with respect to any request by the Debtor regarding (a) an extension of the Receivables Commitment Period,
        (b) additional loans to be extended to it by the Lender or (c) the sale of Notes Receivable by the Debtor to the Lender, a letter from the Lender to the Debtor expressing an interest in such request, provided that any such Letter of Intent may incorporate or be subject to conditions and contingencies as are customarily included in such letters and shall not be deemed to be an acceptance of any offer of the Debtor in such request or a commitment or offer by the Lender to make loans to, or purchase Notes Receivable from, the Debtor.

               LIEN -- any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including, but not limited to, attachments, judgments or tax liens (except for inchoate tax liens which arise in connection with taxes not yet due and payable) and the security interest or lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose of this Agreement, the Debtor shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

               LOAN -- means the Receivables Loan and the Inventory Loan.

               LOAN COSTS -- as defined in Section 10.2 of this Agreement.

               LOCKBOX ACCOUNT -- means a deposit account maintained by the Collection Agent exclusively for, and in the name of, the Debtor for the receipt and deposit of payments in respect of Pledged Notes Receivable.

               MAKER -- means any natural Person, who shall have, in a bona fide transaction, purchased a Timeshare Interval and executed a Contract and a Note Receivable in respect thereof.

               MANDATORY RECEIVABLES PREPAYMENT -- means any payment required by
        Section 2.3(b) of this Agreement.

               MAXIMUM RATE -- as defined in Section 2.2(b) of this Agreement.

               MEGO FINANCIAL -- means Mego Financial Corp., a New York corporation.

               MONTHLY AVERAGE WEIGHTED LOAN BALANCE -- means, for any calendar month with respect to the Receivables Loan, the quotient of

                      (a) the aggregate of the Daily Loan Balances for each of
               the days of such month in respect of such Receivable Loan divided by

                      (b) the number of days in such month.

               For purposes of this definition, "Daily Loan Balance" shall mean, for any day, the principal balance of the Receivables Loan outstanding as of the close of business of the Lender for such day after giving effect to all payments received and Receivables Advances made during such day.

               NOTES -- means the Inventory Note and the Receivables Note.

               NOTE RECEIVABLE -- means any promissory note made payable to the order of the Debtor which provides for payment of the deferred purchase price of one or more Timeshare Intervals purchased by the Maker thereof.

               NOTE RECEIVABLE PORTFOLIO AVERAGE RATE OF INTEREST -- means, at any time, the quotient of

                      (a) the sum of the respective products for each Eligible
               Note Receivable, where each such product equals, with respect to each such Eligible Note Receivable, the stated per annum rate of interest (expressed as a decimal and rounded to the nearest thousandth) times the principal balance of such Eligible Note Receivable outstanding at such time divided by

                      (b) the aggregate of the principal balances of all
               Eligible Notes Receivable outstanding at such time;

               For the purposes of this definition, Pledged Notes Receivable having an interest rate of 0% or 5% shall be excluded from the determination of the Note Receivable Portfolio Average Rate of Interest if all of the following conditions with respect thereto are satisfied:

                      (a) the aggregate unpaid principal balance of all such 0%
               or 5% interest rate Pledged Notes Receivable shall not exceed 30% of the aggregate outstanding principal balance of all Pledged Notes Receivable outstanding at the time of such determination; to extent that such 30% threshold shall be exceeded, the 0% or 5% interest rate Pledged Notes Receivable contributing, in whole or part, to such excess shall be included in the determination of the Note Receivable Portfolio Average Rate of Interest;

                      (b) each purchaser of a Timeshare Interval related to each such 0% interest rate Pledged Note Receivable shall have previously paid to the Debtor, in connection with the execution and delivery of the Pledged Contract related thereto, a down payment (prior to all discounts not offered to purchasers generally in the ordinary course of business of the Debtor) of not less than 50% of the purchase price (as set forth in such Pledged Contract) of the Timeshare Interval purchased by such purchaser; and

                      (c) the unpaid principal balance of each 0% interest rate
               Pledged Note Receivable shall be due and payable, in legal tender of the United States of America, in equal monthly installments and the remaining term of such Pledged Note Receivable shall not exceed 24 months (each such 0% interest rate Pledged Note Receivable meeting the requirements of this subclause (C) and subclause (B) above is referred to herein as a "Zero Coupon Pledged Note Receivable").

               OBLIGATIONS -- means all sums now or hereafter loaned, advanced or incurred by the Lender to or on behalf of the Debtor under this Agreement, the Inventory Loan, the Receivables Note, and any other Security Document (including, without limitation, accrued and unpaid interest, unpaid prepayment premium and Loan Costs), and the full, prompt and complete performance of all obligations owed by, or undertakings or indemnities of, Debtor arising hereunder or thereunder and the PEC Obligations.

               PARTICIPATING LENDER -- means any Person which (a) shall have been granted the right by the Lender to participate in any of the Notes and the Collateral and (b) shall have entered into a participation agreement in form and substance satisfactory to the Lender which shall provide, inter alia, that the Participating Lender shall communicate and deal only with the Lender with respect to the Participating Lender's interest in the Notes and the Collateral.

               PEC OBLIGATIONS -means all sums now or hereafter loaned, advanced or incurred by the Lender or Dorfinco to or on behalf of Preferred under the Loan and Security Agreement dated as of August 12, 1998, as amended, and Loan and Security Agreement dated as of July 31, 1991, as amended, together with any amendments thereto, and Security Documents (including, without limitation, accrued and unpaid interest, unpaid prepayment premium and Loan Costs), and the full, prompt and complete performance of all obligations owed by, or undertakings or indemnities of, Debtor arising hereunder or thereunder.

               PERMITTED EXCEPTIONS -- means the title exceptions set forth in
        Schedule 7 of this Agreement.

               PERSON -- means an individual, partnership, corporation, trust, unincorporated organization, or a government or agency or political subdivision thereof.

               PHASE II COMMITMENT LETTER - means with respect to any Letter of Intent issued by the Lender, a letter from the Lender to the Debtor whereby the Lender offers to extend credit to, or purchase Notes Receivable from, the Debtor substantially in accordance with the terms and conditions set forth in such Letter of Intent. Such offer may be subject to such conditions and contingencies as are customarily found in commitment letters.

               PLEDGED CONTRACT -- means any Contract related to a Pledged Note Receivable, which Pledged Note Receivable evidences the payment of the deferred purchase price of one or more Timeshare Intervals provided for in such Contract.

               PLEDGED NOTE RECEIVABLE DEED OF TRUST -- with respect to any Pledged Note Receivable financing the purchase of a Timeshare Interval means a deed of trust, in form and substance reasonably acceptable to the Lender, (a) which deed of trust shall have created a first priority Lien in and to such Timeshare Interval, (b) which deed of trust shall have been duly recorded (and all fees and taxes in connection therewith paid by the Debtor) in the appropriate land records, (c) the original of which deed of trust, which shall contain an appropriate official acknowledgement of its due recordation in the appropriate local land records, shall have been delivered to the Lender by the Debtor, provided that if such original deed of trust has been delivered for recordation but has not yet been returned to the Debtor, the Debtor shall deliver to the Lender a copy of such original deed of trust, certified by the Debtor to be a true copy, together with a certificate of the Debtor certifying that such original deed of trust has been delivered for recordation, provided, further, that the Debtor shall deliver to the Lender the original deed of trust containing an official acknowledgement of its due recordation within 60 days of the purchase of the related Timeshare Interval, (d) which deed of trust shall have been assigned to the Lender by the Debtor pursuant to an assignment, in form and substance reasonably acceptable to the Lender (and such assignment shall have been duly recorded {and all fees and taxes in connection therewith paid by the Debtor} in the appropriate land records) and (e) in respect of which deed of trust a mortgagee's title insurance policy shall have been issued by a title insurance company acceptable to the Lender and delivered to the Lender (each such mortgagee's title insurance policy shall be in form and substance reasonably satisfactory to the Lender and its counsel {all exceptions thereto, other than Permitted Exceptions, being subject to the approval of the Lender and its counsel} and shall name the Lender, by way of an endorsement thereto {which endorsement shall have been delivered to the Lender}, as the insured party thereon, and the amount of coverage provided by each such mortgagee's title insurance policy shall not be less than the principal amount of such Pledged Note Receivable.

               PLEDGED NOTES RECEIVABLE -- means any Note Receivable which shall have been assigned and delivered to the Lender pursuant hereto and not reassigned or redelivered by the Lender to the Debtor.

               PREFERRED OR PREFERRED EQUITIES -- means Preferred Equities Corporation, a Nevada corporation.

               PRIME RATE -- as defined in the definition of "Interest Rate" in this Section 1.1.

               PROPERTY OR PROPERTIES -- means any interest in any kind of property or asset of Debtor, whether real, personal or mixed, or tangible or intangible.

               PROPERTY-RELATED CONTRACT -- as defined in Section 3.1(b) of this Agreement.

               RECEIVABLES ADVANCE -- means any advance made by the Lender hereunder in respect of Eligible Notes Receivable.

               RECEIVABLES BORROWING BASE --  means, at any time, the lesser of

                      (a) the remainder of (i) $26,500,000 minus (ii) the
               principal amount of the Inventory Loan outstanding at such time minus (iii) the principal amount outstanding under the Loan and Security Agreement dated as of August 12, 1998, as amended, by and between Preferred and Dorfinco minus (iv) the Obligations outstanding under the General Loan and Security Agreement dated as of July 31, 1991, as amended provided however such remainder shall not exceed $15,000,000; and

                      (b) the sum, without duplication, of (i) 80% of the
               aggregate of the unpaid principal balances of all Eligible Notes Receivable outstanding at such time plus (ii) 90% of the aggregate of the unpaid principal balances of all Eligible Notes Receivable in respect of which at least three or more scheduled monthly installment payment shall have been made.

               RECEIVABLES BORROWING BASE DEFICIENCY -- means, at any time, the remainder (if positive) of (a) the aggregate outstanding principal amount of the Receivables Loan at such time minus (b) the Receivables Borrowing Base at such time.

               RECEIVABLES COMMENCEMENT DATE -- means the date on which the first Receivables Advance is made, which date shall be no later than the Closing Date.

               RECEIVABLES COMMITMENT PERIOD -- means the period commencing on the Receivables Commencement Date and ending on the Receivables Termination Date.

               RECEIVABLES LOAN -- means, at any time, the aggregate principal balance of all Receivables Advances outstanding at such time.

               RECEIVABLES MATURITY DATE -- means June 1, 2004.

               RECEIVABLES NOTE -- means that certain promissory note, dated the date hereof and substantially in the form of Exhibit B to this Agreement.

               RECEIVABLES PREPAYMENT PREMIUM -- with respect to any prepayment of the Receivables Loan pursuant to Section 2.3(c) of this Agreement or as a result of the acceleration of the Receivables Loan pursuant to
        Section 8.2 of this Agreement, means the percentage set forth below, corresponding to the date on which the Receivables Loan is prepaid or accelerated, of the principal balance of the Receivables Loan outstanding at such time:


================================================================================
       IF PREPAYMENT IS MADE, OR
    ACCELERATION OCCURS, DURING THE                     APPLICABLE PERCENTAGE OF
           FOLLOWING PERIODS                                PRINCIPAL AMOUNT
--------------------------------------------------------------------------------
From and including the first anniversary of the                    3%
Receivables Commencement Date to (but
excluding) the second anniversary of the
Receivables Commencement Date

--------------------------------------------------------------------------------
From and including the second anniversary of                       2%
the Receivables Commencement Date to (but
excluding) the third anniversary of the
Receivables Commencement Date

--------------------------------------------------------------------------------
From and including the third anniversary of the                    1%
Receivables Commencement Date to (but
excluding) the fourth anniversary of the
Receivables Commencement Date

--------------------------------------------------------------------------------
After the fourth anniversary of the Receivables                    0%
Commencement Date to (and including) the
Receivables Maturity Date
================================================================================

               RECEIVABLES TERMINATION DATE -- means the earliest of

                      (a) the date on which the Lender's obligations to make
               Receivable Advances are terminated pursuant to Section 8.2(b) of this Agreement,

                      (b) the date on which the Obligations are accelerated
               pursuant to Section 8.2(a) of this Agreement,

                      (c) the date on which any of the Events of Default set
               forth in Section 8.1(f) shall have occurred, and

                      (d) June 1, 2002

               RELEASE FEE -- as defined in the Inventory Loan Agreement.

               RELEASE PRICE -- means, with respect to any Unsold Inventory Timeshare Interval, $3,075

               RESORT OR RESORTS - means the Hilltop Resort and/or the Steamboat Resort.

               SECURITY -- shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

               SECURITY DOCUMENTS -- means this Agreement, the Receivables Note, the Inventory Note, all assignments of the Pledged Notes Receivable and Pledged Contracts related to the Receivables Note, all assignments of Pledged Note Receivable Deeds of Trust securing Pledged Notes Receivable, all assignments of Property-Related Contracts, the Agency Agreement, the Inventory Deed of Trust, the Guaranty Agreements and all assignments, instruments, certificates, notices and other documents executed and delivered in connection with the transactions contemplated herein.

               STEAMBOAT:  means Steamboat Suites, Inc. a Colorado corporation.

               STEAMBOAT DECLARATION -- means that certain Amended and Restated Declaration with Timeshare Ownership Covenants, Conditions and Restrictions, The Suites at Steamboat, A Condominium dated March 21, 1995 and recorded with the Office of the Clerk and Recorder for Routt County, Colorado on March 22, 1995 in Book 706, Page 337.

               STEAMBOAT RESORT - means the Property described on Schedule 1-B hereto, including, without limitation, all of the currently existing and hereafter created buildings, Units, Timeshare Intervals, Common Amenities in respect thereof and all other currently existing or hereafter constructed buildings, structures and improvements of every nature whatsoever now or hereafter situated on, or serving, said Property, including, without limitation, the Amenity Building.

               SUBORDINATION AGREEMENT -- as defined in Section 5.9 of this Agreement.

               SUBSIDIARY -- means any present or future corporation of which the Debtor owns, directly or indirectly, more than 50% of the Voting Stock.

               TIMESHARE DOCUMENTS -- means all documents and instruments establishing, memorializing, governing, or affecting the rights and obligations of the purchasers of Timeshare Intervals in and to a Unit, including, without limitation, the documents and certificates creating and effecting the timeshare regimen for such Unit, which shall include, without limitation, the Declaration, the Articles of Incorporation and By-Laws of the Association, any restrictive covenants in respect of such regimen and all other project instruments in respect of such regimen.

               TIMESHARE INSTRUMENTS -- as defined in Section 3.10(i) of this Agreement.

               TIMESHARE INTERVAL -- means (i) (A) an estate for years in and to any Unit which shall confer an exclusive right to use, occupy and possess such or any other similar Unit for a stipulated week or a week in a stipulated season, together with a vested remainder as a tenant in common in such Unit at the end of such estate for years, all as more particularly provided for by the Declaration and the other Timeshare Documents in respect of such Unit or (B) a freehold estate in any Unit created by the Declaration and the other Timeshare Documents in respect of such Unit, which freehold estate shall entitle the owner thereof to the exclusive use and occupancy of one of the 51 annually recurring weekly timeshare periods or a week in a stipulated season established and designated in said Declaration in respect of such Unit or any other similar Unit and (ii) the proportionate interest in the Common Amenities related to such Unit, as set forth in the Declaration.

               TITLE INSURANCE POLICY {BLANKET} -- as defined in Section 5.12 hereof.

               UNIT -- means any unit (within the meaning of such term in the Declaration) in any Building.

               UNSOLD INVENTORY TIMESHARE INTERVAL -- means, at any time, any Timeshare Interval arising out of a Unit, which Timeshare Interval shall, as at such time, not have been released from the Lien of the Inventory Deed of Trust.

               VOTING STOCK -- means securities of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions) of such corporation.

               ZERO COUPON PLEDGED NOTE RECEIVABLE -- as defined in the definition of "Note Receivable Portfolio Average Rate of Interest " in
        Section 1.1 of this Agreement.

        1.2 DIRECTLY OR INDIRECTLY.

        Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provisions shall be applicable whether such action is taken directly or indirectly by such Person.

        1.3 HEADINGS.

        Section headings have been inserted in this Agreement as a matter of convenience of reference only; such section headings are not a part of this Agreement and shall not be used in the interpretation of this Agreement.

        1.4 ACCOUNTING PRINCIPLES.

        Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be determined or made in accordance with generally accepted accounting principles, procedures and practices consistently applied at the time in effect, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

SECTION 2. ADVANCES AND NOTES

        2.1 RECEIVABLES ADVANCES; RECEIVABLES LOAN;

               (a) RECEIVABLES ADVANCES. The Lender agrees, pursuant to the terms of this Agreement and subject to the satisfaction of the conditions precedent in Section 6 of this Agreement, to make one or more Receivables Advances to the Debtor from time to time during the Receivables Commitment Period, provided that at such time (and after giving effect to any Receivables Advance currently then to be made) the aggregate outstanding principal amount of all Receivables Advances shall not exceed the Receivables Borrowing Base. In accordance with the terms and conditions of this Agreement, the Debtor may borrow, cause the Receivables Loan to be repaid through collections and reborrow during the Receivables Commitment Period. The Receivables Note shall be payable in the manner set forth in Section 2.3 of this Agreement and the Receivables Note. The Receivables Loan shall be due and payable on the Receivables Maturity Date together with any accrued interest thereon then remaining unpaid and any other amounts due hereunder, under the Receivables Note or under any of the other Security Documents.

               (b) LENDING LIMIT: Debtor acknowledges, agrees and confirms that the obligations of Lender after giving effect to all participations to extend the Receivable Loan, Inventory Loan and PEC Obligations is limited to a maximum aggregate principal amount of $19,000,000. Debtor further acknowledges, agrees and confirms that the obligation of Lender to make the full amount of the Receivable Loan shall be subject to Lender participating $7,500,000 of the Receivable Loan.

        2.2 ISSUANCE OF NOTE; RATE OF INTEREST; RECEIPT OF PAYMENTS.

               (a) RECEIVABLES NOTE. The Debtor shall authorize, issue and deliver to the Lender the Receivables Note. On and after the Closing Date the Lender is hereby authorized by the Debtor to record (in good faith) in the manual or data processing records of the Lender, or on the grid schedule annexed to the Receivables Note, the date and amount of each Receivables Advance extended to the Debtor by the Lender hereunder and the date and amount of each repayment of principal and each payment of interest on account of the Receivables Loan. In the absence of manifest error, such records and schedule shall be conclusive as to the outstanding principal amount of all Receivables Advances and the payment of interest accrued hereunder; provided, that the failure to make any such record entry with respect to any Receivables Advance or payment shall not limit or otherwise affect the obligations of the Debtor under this Agreement, the Receivables Note or any other Security Document.

               (b) RATE OF INTEREST: RECEIVABLES LOAN AND INVENTORY LOAN. Interest shall accrue on the Receivables Loan and be due monthly in arrears on the first (1st) Business Day of each month, as more particularly provided in this clause (b), and shall be paid as provided in Section 2.3 of this Agreement. Subject to the accrual of interest on the Receivables Loan after the occurrence of a Default or Event of Default, as more particularly provided in this clause (b), the Monthly

        Average Weighted Loan Balance in respect of the Receivables Loan for each calendar month shall bear interest at a rate per annum equal to the Interest Rate.

               Interest shall be calculated under this clause (b) on the basis of actual days elapsed over a period of a 360 day year.

               Each Receivables Advance shall bear interest as of the date of the Lender's wiring of funds thereof through the date of the receipt by the Lender of the repayment of such Advance (if the repayment of all or any portion of any Advance is received by the Lender later than 3:00 p.m. Eastern time, then interest accrual thereon shall be through the next Business Day following such receipt). After the occurrence of an Event of Default or after the Receivables Maturity Date (if the aggregate principal balance of the Receivables Advances is not paid in full on the Receivables Maturity Date), the Receivables Loan will bear interest at the Default Rate.

               The Debtor and the Lender intend to comply at all times with applicable usury laws. All agreements between the Debtor and the Lender, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the maturity of any Note or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to the Lender exceed the maximum amount permissible under applicable law, or in the absence of a maximum allowable rate under applicable law, then, 45% per annum (the "Maximum Rate"). The Lender may, in determining the Maximum Rate in effect from time to time, take advantage of any law, rule or regulation in effect from time to time available to the Lender which exempts the Lender from any limit upon the rate of interest it may charge or grants to the Lender the right to charge a higher rate of interest than that otherwise permitted by applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Lender in excess of the Maximum Rate, the interest payable to the Lender shall be reduced to the Maximum Rate; and if from any circumstance the Lender shall ever receive anything of value deemed interest by applicable law in excess of the Maximum Rate, an amount equal to any excessive interest shall be applied to the reduction of the principal of the Loan and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Loan, such excess shall be refunded to the Debtor. All interest paid or agreed to be paid to the Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal so that the interest on the Loan for such full period shall not exceed the Maximum Rate. The Debtor agrees that in determining whether or not any interest payment under the Security Documents exceeds the Maximum Rate, any non-principal payment (except payments specifically described in the Security Documents as "interest") including without limitation, prepayment fees and late charges, shall to the maximum extent not prohibited by law, be an expense, fee or premium rather than interest. The Lender hereby expressly disclaims any intent to contract for, charge or receive interest in an amount which exceeds the Maximum Rate. The provisions of this Agreement, the Notes, and all other Security Documents are hereby modified to the extent necessary to conform with the limitations and provisions of this paragraph, and this paragraph shall govern over all other provisions in any document or agreement now or hereafter existing. This paragraph shall never be superseded or waived unless there is a written document executed by the Lender and the Debtor, expressly declaring the usury limitation set forth in this paragraph to be null and void, and no other method or language shall be effective to supersede or waive this paragraph.

               (c) INTEREST AND OTHER PAYMENTS DUE ON HOLIDAYS. If any payment due on, or with respect to, this Agreement, the Notes or any other Security Document shall fall due on a day other than a Business Day, then such payment shall be made on the 1st Business Day following the day on which such payment shall have so fallen due; provided that if all or any portion of such payment shall consist of a payment of interest, for purposes of calculating such interest, such payment shall be deemed to have been originally due on such first following Business Day, and such interest shall accrue and be payable to (but not including, subject to clause (d) below) the actual date of payment.

               (d) APPLICATION OF PAYMENTS RECEIVED AFTER 3:00 P.M. Any payment actually received by the Lender at or before 3:00 p.m. Eastern time, by federal funds wire transfer on any Business Day, shall be deemed to have been received by the Lender on such day. Any payment actually received by the Lender after 3:00 p.m. Eastern time, by federal funds wire transfer on any Business Day, shall be deemed to have been received on the next following Business Day. All payments received by the Lender on a day other than a Business Day, or in a manner other than by federal funds wire transfer, shall be deemed to have been received by the Lender on the Business Day such amounts actually become available to the Lender prior to 3:00 p.m. Eastern time in immediately available funds.

        2.3 MANDATORY PREPAYMENTS OF RECEIVABLES LOAN; VOLUNTARY PREPAYMENTS OF RECEIVABLES LOAN.

               (a) COLLECTION AND APPLICATION OF PROCEEDS FROM PLEDGED NOTES RECEIVABLE.

                      (i) The Debtor shall direct or otherwise cause all Makers
               under the Pledged Notes Receivable to pay all moneys due thereunder directly to the post office box established pursuant to the Agency Agreement or to such other Person or place as the Debtor may be advised by the Lender in writing.

                      (ii) The Debtor, to the extent it receives such payments
               directly from or on behalf of such Makers, shall hold the same (in the form so received) in trust for the sole and exclusive benefit of the Lender and immediately shall deliver the same to the Lender or, if so directed or agreed to in writing by the Lender, shall either deliver the same to the Collection Agent or shall mail the same to the post office box established pursuant to the Agency Agreement.

                      (iii) Moneys (in good, collected funds in legal tender of
               the United States of America) from Pledged Notes Receivable collected by the Lender and/or collected and delivered to the Lender by the Collection Agent or the Debtor shall be applied, on each Wednesday of each week (and if such Wednesday is not a Business Day, then on the next Business Day),

                             FIRST, towards the payment of fees, costs and
                      expenses as set forth in Section 10.2 of this Agreement, in each case, as the same may have arisen in respect of the Receivables Loan,

                             SECOND, towards the payment of all billed and
                      unpaid interest at the Interest Rate (except as provided in clause third below) and any interest at the Default Rate in respect of the Receivables Loan,

                             THIRD, towards the payment of accrued and unpaid
                      interest at the Interest Rate for and in respect of the complete calendar month immediately preceding such week,

                             FOURTH, to the payment of the remaining principal
                      amount of the Receivables Loan then outstanding,

                             FIFTH, towards the payment of all other fees, costs
                      and expenses as set forth in Section 10.2 of this Agreement,

                             SIXTH, towards the payment of all billed and unpaid
                      interest, if any, in respect of the Inventory Loan,

                             SEVENTH, to the payment of the principal amount of
                      the Inventory Loan, if any, and

                             EIGHTH, to the payment of any other Obligations
                      then unpaid and in default.

                      Interest which accrues on the Receivables Loan in respect
               of any month shall be due and payable on, and shall be paid by the Debtor on, the first (1st) Business Day of the immediately following month. To the extent that any interest due and payable as of the first (1st) Business Day of any month shall not have been previously paid in full by the application of the proceeds of the Pledged Notes Receivable, as referred to above, the Debtor shall pay such shortfall on or prior to the last day of such month and, if such day is not a Business Day, on or prior to the first Business Day immediately preceding such last day.

                      (b) MANDATORY PREPAYMENTS. If at any time the aggregate outstanding principal amount of the Receivables Loan shall exceed the Receivables Borrowing Base, the Debtor shall immediately notify the Lender of such fact and make a mandatory prepayment ("Mandatory Receivables Prepayment") in the amount necessary to reduce the then outstanding amount of the Receivables Loan to the amount of the Receivables Borrowing Base determined as at such time. If a Mandatory Receivables Prepayment is required, the Debtor shall have the option to eliminate all, or any part, of the Receivables Borrowing Base Deficiency and thereby avoid the obligation, in whole or part, to make a Mandatory Receivables Prepayment by (i) promptly notifying the Lender in writing of the Debtor's intention to deliver new Notes Receivable, which when pledged would constitute Eligible Notes Receivable, to the Lender so as to increase the Receivables Borrowing Base to the required amount and
        (ii) promptly assigning and delivering such new Notes Receivable to the Lender or such other Person as Lender may designate, but in no event later than 3 Business Days after the delivery of the monthly reports required to be delivered pursuant to Section 7.14(f) hereof that show that such Receivables Borrowing Base Deficiency exists, provided that, if such monthly reports are not delivered on or before the date provided therefor in said Section 7.14(f) or if such monthly reports are so delivered but fail to reflect (in the reasonable opinion of the Lender) a Receivables Borrowing Base Deficiency which exists in the month which is the subject of such reports, the actions required to be undertaken in subclause (i) and subclause (ii) above in respect of the Debtor's option set forth in this sentence shall be undertaken in connection with the Debtor's exercise of such option not later than the 15th day of the month following the month in which such Receivables Borrowing Base Deficiency occurred. Such assignment and delivery shall comply with the document delivery and recordation requirements set forth in Section 6 of this Agreement. Any Mandatory Receivables Prepayment to be made by the Debtor pursuant to this Section 2.3(b) shall not affect any other Obligation of the Debtor arising under this Agreement, the Notes or any other Security Document. Mandatory Receivables Prepayments shall not be subject to any prepayment premium. If any Receivables Borrowing Base Deficiency arises as a result of one or more of the Pledged Notes Receivable no longer qualifying as Eligible Notes Receivable and the Debtor effects, as provided above, a Mandatory Receivables Prepayment or the actions required by sub-clause (i) and sub-clause (ii) above and, as a result thereof, such Receivables Borrowing Base Deficiency is cured, the Debtor may, at such time, request the Lender, in writing, to return to it the Pledged Notes Receivable which do not qualify as Eligible Notes Receivable, and the Debtor shall identify said Pledged Notes Receivable in the aforesaid writing. The Lender shall, upon the receipt of the aforesaid writing and if such Receivables Borrowing Base Deficiency has been cured and no Default or Event of Default shall then exist, release its Liens in and to said Pledged Notes Receivable, the Pledged Note Receivable Deeds of Trust that specifically relate thereto and the other documents, instruments, title insurance and chattel paper that specifically relate thereto and all proceeds, Property rights, privileges and benefits that specifically arise from any of the same and shall endorse and deliver to the Debtor all of said Pledged Notes Receivables and shall reassign and (to the extent it has possession of the same) deliver to the Debtor all of said Pledged Note Receivable Deeds of Trust and said other documents, instruments, title insurance policies and chattel paper to the extent, but only to the extent, that the said other documents, instruments, title insurance or chattel paper relate specifically and solely to said Pledged Notes Receivable (such endorsement, delivery and assignment being without recourse to, and without representations or warranties of any kind from, the Lender). The Debtor shall bear all out-of-pocket expenses (including, without limitation, the reasonable legal fees and the disbursements of the Lender) in connection with such release, endorsement, delivery and assignment. All documentation related thereto shall be reasonably satisfactory to the Lender and its counsel.

                      (c) VOLUNTARY PREPAYMENTS. Debtor shall have the right on or after the first Business Day of the 12th full calendar month following the Receivables Commencement Date (excluding for purposes of this clause (c) the calendar month in which the Receivables Commencement Date occurs), upon 30 days' prior written notice to the Lender, to prepay the Receivables Loan, in whole but not in part (except the Receivables Loan may be partially prepaid (without prepayment premium) as contemplated in Section 3.5 and 3.6 hereof), together with (i) the applicable Receivables Prepayment Premium in respect of such prepayment, determined at the time making of such prepayment, (ii) all accrued and unpaid interest due on the Receivables Loan as at the time of the making of such prepayment and (iii) all other amounts payable hereunder, determined at the time of making such prepayment, including, without limitation, Loan Costs. Prepayments by Makers under their respective Pledged Notes Receivable shall not be deemed to be "voluntary prepayments" and shall not be subject to any Receivables Prepayment Premium.

        2.4 PARTICIPATING LENDER.

        The Lender shall have the right, without prior notice to the Debtor or the approval of the Debtor, to designate one or more Participating Lenders and to grant to such Participating Lenders participations in the Receivables Loan and/or the Inventory Loan, on terms and conditions satisfactory to the Lender. In the event that the Lender so designates a Participating Lender and grants such Participating Lender a participation in any of such Loans, such Participating Lender shall communicate and deal only with the Lender in respect to such Participating Lender's interest in any of such Loans and the Collateral and the Debtor shall communicate and deal hereunder only with the Lender and not with any Participating Lender.

        SECTION 3. COLLATERAL

        3.1 SECURITY.

        For the purpose of securing the prompt and complete payment and performance by the Debtor of all of the Obligations, the Debtor does unconditionally and irrevocably hereby grant to the Lender a security interest in, and a Lien upon, the following Property of the Debtor, whether now owned or hereafter acquired (such Property being herein referred to as the "Collateral"):

               (a) all of the Debtor's right, title and interest in, to and under all Pledged Notes Receivable (now or hereafter existing) together with all deposits, accounts, accounts receivable, contract rights, general intangibles and other receivables arising under or in connection with such Pledged Notes Receivable or otherwise securing the obligations thereunder of the Makers thereof, together with all payments and other proceeds thereunder (including, without limitation, all Pledged Contracts, Pledged Note Receivable Deeds of Trust, documents, instruments, title insurance and chattel paper relating thereto and all proceeds, Property rights, privileges and benefits arising out of the enforcement thereof);

               (b) all of the Debtor's right, title and interest in, to and under (including, without limitation, all revenues, proceeds, rents and other benefits derived from) any franchises, (excluding the Hospitality Franchise Systems and Ramada Franchise Systems license agreements) permits, trade names, trademarks (and goodwill associated therewith), approvals, leasehold interests (whether as lessor or lessee), management contracts, marketing contracts, maintenance contracts, utility contracts, security contracts, licensing contracts, Timeshare Documents or other similar contracts and all guaranties of any of the foregoing, including, without limitation, the contracts set forth on Schedule 2 to this Agreement (individually, a "Property-Related Contract" and, collectively, the "Property-Related Contracts") relating, in each case, to one or more Units or Timeshare Intervals or to the Resort;

               (c) all other accounts, contract rights, general intangibles, documents, instruments and proceeds of the Debtor related to the Property described in clause (a) or clause (b) above, or otherwise connected with, or related to, the operation and/or use of the Resort (including, without limitation, all rights of the Debtor in and to unearned or prepaid Insurance Premiums, Impositions or other charges for utilities and any deposits with respect thereto related to the Resorts and any interest thereon and any Compensation that would be payable in respect of any Pledged Note Receivable Deed of Trust);

               (d)    all Books and Records;

               (e)    all Equipment;

               (f) all of the Debtor's right, title and interest of whatever character (whether as owner, vendor, mortgagee, chattel lessee, Declarant, Unit owner, Timeshare Interval owner or otherwise, whether vested or contingent and whether now owned or hereafter acquired) in and to (i) the Resort, including, without limitation, all Timeshare Intervals (now existing or hereafter created) in the Resort (whether sold or unsold), (ii) the Declaration (including, without limitation, its Development Rights or Special Declarant Rights, as such terms are defined in the Colorado Common Interest Ownership Act), (iii) all building materials, supplies and other Property now or hereafter stored at or delivered to the Resort or any other location for installation in or on the Resort, (iv) except to the extent included in clause (a), clause (b) or clause (c) above, all rents, issues, profits and condemnation awards now or hereafter belonging or in any way pertaining to the Resort and/or any building, structure or improvement now or hereafter located at the Resort, provided that nothing in this clause
        (iv) shall limit or restrict the right of the Debtor to collect "Rents" as defined, and provided for, in the Assignment of Rents, (v) any and all plans, specifications, drawings, books, records, marketing materials and similar items now or hereafter relating to the Resort, the operation thereof, any rights of the Debtor thereto or any interest therein;

               (g) all of the Debtor's right, title and interest of whatever character (whether as owner, chattel lessee, Declarant, Unit owner, Timeshare Interval owner or otherwise, whether vested or contingent and whether now owned or hereafter acquired) in and to any and all judgments, settlements, claims, awards, insurance proceeds and other proceeds and compensation, and any interest thereon (collectively, "Compensation"), now or hereafter made or payable in connection with (i) any casualty or other damage to all or any part of the Resort, (ii) any condemnation proceedings affecting the Resort or any rights thereto or any interest therein, (iii) any damage to or taking of the Resort or any rights thereto or any interest therein arising from or otherwise relating to any exercise of the power of eminent domain (including, without limitation, any and all Compensation for change of grade of streets or any other injury to or decrease in the value of the Resort), or any conveyance in lieu of or under threat of any such taking, (iv) any and all proceeds of any sale, assignment or other disposition of the Resort or any rights thereto or any interest therein, (v) any and all proceeds of any other conversion (whether voluntary or involuntary) of the Resort or any rights thereto or any interest therein or to cash or any liquidated claim relating thereto, and (vi) any and all refunds and rebates of or with respect to any Insurance Premium, any Imposition or any other charge for utilities relating to the Resort (including, without limitation, any and all refunds and rebates of or with respect to any deposit or prepayment relating to any such Insurance Premium, Imposition or charge), and any and all interest thereon, whether now or hereafter payable or accruing; and

               (h) all other "Mortgaged Property," as such term is defined in the Inventory Deed of Trust, whether such Collateral shall be presently in existence or whether it shall be acquired or created by the Debtor at any time hereafter, wherever located, together with the products and proceeds thereof, and any replacements, additions and/or accessions thereto and substitutions thereof and after-acquired Property relating thereto, provided that any Collateral which shall have been released by the Lender from the Liens provided for herein or in any other Security Document shall not be deemed to have again become subject to such Liens solely by virtue of becoming after-acquired Property of the Debtor.

        For purposes of the avoidance of doubt, the Lender and the Debtor acknowledge that (1) this Agreement provides for the creation of a security interest in, and a Lien upon, Pledged Notes Receivable, which (as provided in the definition thereof set forth in this Agreement) only include Notes Receivable which have been assigned and delivered to the Lender by the Debtor under this Agreement and which have not been reassigned or redelivered by the Lender to the Debtor, (2) it is not the intention of the Lender and the Debtor that this Agreement or any other Security Document should create a security interest in, or Lien upon, Notes Receivable which do not constitute Pledged Notes Receivable, (3) the Inventory Deed of Trust grants a security interest for the benefit of the Lender in and to the Debtor's right, title, interest and income in respect of any contracts for the sale, transfer and other conveyance of the Mortgaged Property or Timeshare Intervals therein and (4) it is not the intention of the Lender and the Debtor that the Inventory Deed of Trust (pursuant to the security interest referred to in subclause (3) above or otherwise) shall require that the Debtor assign and deliver Notes Receivable to the Lender or cause any Notes Receivable to qualify as Pledged Notes Receivable.

        The Lender agrees that, upon the release of a Timeshare Interval from the Inventory Deed of Trust, the Lender will release any security interest , in any related Notes Receivable that are not Pledged Notes Receivable at such time, together with all documents, instruments, chattel paper, proceeds, revenues, Property rights, privileges and other benefits relating thereto. In addition to its agreements in the immediately preceding sentence, the Lender further agrees that, upon the incurrence by the Debtor of indebtedness other than to the Lender as permitted in Section 7.2(g) hereof, or the sale of Notes Receivable by the Debtor to a Person other than the Lender as permitted in Section 7.4 hereof, and the written request of the Debtor, the Lender will release its security interest under any Security Document (including, without limitation, the Inventory Deed of Trust), in any Notes Receivable that are not Pledged Notes Receivable at such time and are either being pledged in connection with the incurrence of such indebtedness or being sold in connection with such sale, as the case may be, together with all documents, instruments, chattel paper, proceeds, revenues, Property rights, privileges and other benefits relating thereto.

        To the extent that the Debtor satisfies

               (a) the requirements of Section 7.2(g) hereof with respect to the incurrence of additional indebtedness in connection with the financing of Notes Receivable not pledged to the Lender under this Agreement or

               (b) the requirements of Section 7.4 hereof with respect to the sale of Notes Receivable not pledged to the Lender under this Agreement and, in either case, if no Event of Default shall then exist, the Lender agrees, upon receipt of a written request of the Debtor therefor, to enter into an intercreditor agreement, which shall be in form and substance reasonably satisfactory to the Lender and its counsel, with any other lender providing such financing to the Debtor or any purchaser purchasing such Notes Receivable from the Debtor, which intercreditor agreement shall provide

               (a) for an equal and ratable sharing between the Lender and such other lender or such purchaser of any security interest in, and Lien upon, the Collateral described in clause (b), in clause (c) (but only to the extent that clause (c) shall relate to Property described in clause
        (b)), clause (d) and clause (e) above, provided that the Lender shall not be obligated to effect any such sharing if such other lender or purchaser shall have failed to perfect its security interest in, and Lien upon, said Collateral,

               (b) that such other lender or purchaser shall recognize the priority and exclusivity of the Lender's security interest in, and Lien upon, all of the Collateral described in clause (a) above and in clause
        (c) above (to the extent that clause (c) shall relate to Property described in clause (a) above),

               (c) that the Lender shall recognize the priority and exclusivity of the other lender's or purchaser's security interest in, and Lien upon, the Notes Receivable specifically pledged or sold and (in each case) delivered to such other lender or such purchaser by the Debtor and in and to the accounts, contract rights, general intangibles and instruments, documents and proceeds in respect thereof, and

               (d) for a proportionate sharing of the voting rights granted by the Debtor to the Lender pursuant to Section 3.9(c) hereof, provided that such other lender has provided for an assignment of such voting rights to itself.

        The Lender may, in its sole discretion, require the Debtor to deliver to the Lender certified copies of the documents of such other lender or such purchaser providing for such financing or sale and the exhibits and other instruments to be delivered in connection therewith, all of which shall be reasonably satisfactory to the Lender. All actions taken in connection with the execution of any such intercreditor agreement shall be reasonably satisfactory to the Lender and its counsel.

        3.2 UNDERTAKINGS REGARDING COLLATERAL.

               (a) The Lender shall not be required to take any steps to perfect or maintain the perfection of its security interest in the Collateral and no loss of, or damage to, the Collateral shall release the Debtor from any of the Obligations.

               (b) Notwithstanding that the Lender has agreed hereunder to make Receivable Advances to the Debtor only in respect of Eligible Notes Receivable, the Lender shall have a security interest in, and may collect payments under, all of the Pledged Notes Receivable of the Debtor.

               (c) The execution and delivery of this Agreement, and the granting of the Liens in and to the Collateral, shall not subject the Lender to, or transfer or pass to the Lender or in any way affect or modify, the liability of the Debtor under any or all of the Pledged Notes Receivable, the Pledged Contracts, the Property-Related Contracts or in connection with the Resort, the Declaration or the Association's Articles of Incorporation or By-Laws, it being understood and agreed that notwithstanding this Agreement, and the granting of the Liens in and to the Collateral, all of the obligations of the Debtor (whether as owner, chattel lessee, vendor, mortgagee, Declarant, Unit owner, Timeshare Interval owner or otherwise) to each and every other party under each and every one of the Pledged Notes Receivable, the Pledged Contracts and the Property-Related Contracts and/or in connection with the Resort or the Declaration and Articles of Incorporation and By-Laws of the Association shall be and remain enforceable by such other party, its successors and assigns, only against the Debtor or Persons other than the Lender, and the Lender has not assumed any of the obligations or duties of the Debtor under or with respect to any of the Pledged Notes Receivable, the Pledged Contracts or the Property-Related Contracts or otherwise in connection with the Resort or the Declaration or the Articles of Incorporation or By-Laws of the Association.

               (d) The Debtor hereby agrees and acknowledges that neither the acceptance of this Agreement or any other Security Document by the Lender nor the exercise of, or failure to exercise, any right, power or remedy in this Agreement or in any other Security Document conferred upon the Lender shall be deemed or construed to obligate the Lender to pay any sum of money, take any other action or incur any liability in connection with, or collect or realize upon, any of the Pledged Notes Receivable, the Pledged Contracts or any other Collateral. It is further agreed and understood by the Debtor that the Lender shall not be liable in any way for any cost, expense or liability connected with, or any charge or liability arising from, any of the Pledged Notes Receivable, any of the Pledged Contracts, any of the Property-Related Contracts or any other Collateral.

               (e) The Debtor hereby agrees to indemnify the Lender, and hold it harmless, from any and all liability, loss or damage which it may or might incur by reason of any and all claims and demands whatsoever which may be asserted against the Lender arising out of, as a result of, or otherwise connected with, the Liens hereby granted to the Lender by the Debtor under or in respect of any of the Pledged Notes Receivable, the Property-Related Contracts or any other Collateral by reason of (i) the failure by the Debtor to perform any obligations or undertakings required to be performed by the Debtor under or in connection with any of such Pledged Notes Receivables, the Pledged Contracts, the Property-Related Contracts or any other Collateral, (ii) any failure by the Debtor, in connection with any of such Pledged Notes Receivable, the Pledged

        Contracts, the Property-Related Contracts or any other Collateral, to comply with any applicable federal, state or local consumer credit, sale rescission or usury statute, including, without limitation, any such statute of any state in which a Maker may reside, the Consumer Credit Protection Act, as amended, the Federal Trade Commission Act, as amended, the Colorado Uniform Consumer Credit Code, as amended, all rules and regulations promulgated under the foregoing statutes, acts and codes, the Interstate Land Sales Full Disclosure Act, the Colorado Condominium Ownership Act and the rules and regulations promulgated thereunder and the Colorado Common Interest Ownership Act and the rules and regulations promulgated thereunder, and (iii) failure by the Debtor to comply with any applicable federal, state or local statutes or ordinances and the rules and regulations promulgated thereunder pertaining to the renovation, construction, use or operation of the Resort (including, without limitation, the Units) or to otherwise discharge its duties and obligations under applicable law and under the Declaration or the Association's Articles of Incorporation or By-Laws as Declarant.

        3.3 FINANCING STATEMENTS.

        The Debtor agrees, at its own expense, to execute the financing statements required by the Colorado Uniform Commercial Code together with any and all other instruments or documents and take such other action, including delivery of such instruments and documents, as may be necessary to perfect, and to continue the perfection of, the Lender's security interest and Liens in the Collateral and, unless prohibited by law, the Debtor hereby authorizes the Lender to execute and file any such financing statement on the Debtor's behalf. The parties agree that a legible carbon, photographic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement.

        3.4 LOCATION OF COLLATERAL; BOOKS AND RECORDS.

        All tangible Collateral (other than Collateral delivered to the Lender and other than certain Books and Records which may be kept on Debtors' premises in Las Vegas, Nevada) which is personal Property is to remain, at all times, on the premises of the Debtor in Steamboat Springs, Colorado and the Debtor represents and warrants to the Lender that all of the currently existing tangible Collateral is now located there, and the Debtor will not transfer the Collateral from such premises to other locations without the prior written approval of the Lender. The Debtor shall, upon receipt of a written request therefor from the Lender, deliver to the Lender, then current copies of all computer tapes, disks, software and micro-fiche records constituting, in whole or in part, the Books and Records.

        3.5 INSURANCE OF COLLATERAL.

               (a) MAINTENANCE OF INSURANCE. The Debtor agrees to maintain, or cause to be maintained, insurance, with financially sound and reputable insurers acceptable to the Lender, with respect to the Buildings, the Units and the personal Property located therein (including, without limitation, the furniture, fixtures and furnishings thereof), all other equipment and other personal Property of every nature whatsoever now or hereafter located in or on, or attached to, and used or intended to be used in connection with the Resort, the Common Amenities (including, without limitation, the Amenity Building) and the Pledged Notes Receivable, the Pledged Contracts and the Books and Records, against casualties, contingencies, hazards and such other risks (including, without limitation, (i) fire, hurricane, tornado, wind damage, and such other risks insured against by a standard all-risk property and fire insurance policy and endorsement for extended coverage and (ii) flood insurance, if required by applicable law) and in such amounts as shall be reasonably satisfactory to the Lender (such insurance to be maintained during the refurbishing of the Resort and to cover materials in as well as adjacent to the structures so insured; such insurance shall also be maintained prior to such refurbishing as well as after such refurbishing); provided, however, that such casualty insurance shall (A) in no case be in an amount less than an amount sufficient to rebuild the Buildings, the Unit or the Common Amenity which shall have suffered the loss and replace any of the personal Property located therein and (B) be sufficient to provide funds to fully compensate owners of Timeshare Intervals in and to such Building and/or Unit for any inability to utilize such Building, Unit and/or Common Amenity during any period following a loss to such Building, Unit or Common Amenity. The Debtor shall deliver copies of the policies of such insurance to the Lender, with satisfactory lender's loss payable endorsements naming the Lender as loss payee to the extent of its interest and as such interest may appear on the Closing Date, as set forth in Section 5.12 hereof and within 15 days after the Closing Date, Debtor shall deliver a certification from the insurance company or insurance companies issuing such policies certifying that such copies are true and correct. Each such policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days' prior written notice to the Lender in the event of cancellation of the policy for any reason whatsoever and a clause that the interest of the Lender shall not be impaired or invalidated by any act or neglect of the Debtor or owner of the Property nor by the occupation of the premises for purposes more hazardous than are permitted by said policy. If the Debtor shall fail to provide and pay for such insurance, or have the same provided and paid for, the Lender may, at the Debtor's expense, procure the same, but shall not be required to do so. The Debtor agrees to deliver to the Lender, promptly as rendered, true copies of all reports made by the Debtor in any reporting form to insurance companies. The Debtor shall maintain or caused to be maintained insurance with financially sound and reputable insurers with respect to its Property and business (including, without limitation, the Collateral) covering any public liability of the Debtor, its officers, agents or employees (including, without limitation, damage by Debtor or its officers, agents or employees or the Association to the Property of other Persons, any bodily injury caused by Debtor or its officers, agents or employees to any other Person, or any negligent act or other similar liability of Debtor or its officers, agents or employees) and in such amounts as are satisfactory to the Lender; the Lender shall be named as a co-insured thereon.

               The Debtor shall, on or prior to August 15 of each year, commencing on August 15, 2000, submit to the Lender insurance certificates showing the type and amounts of insurance coverage maintained, or caused to be maintained, by Debtor in respect of the Resort, the then current premium cost in respect thereof and the amount of such cost which shall have been previously paid. The Debtor shall, to the extent permitted by applicable law, cause all casualty policies of insurance provided under the Declaration to have mortgagee endorsements in respect of the Lender's interests in and to the Timeshare Interval that is the subject of any Pledged Note Receivable.

               The Debtor shall pay, or cause to be paid, all premiums on the aforesaid insurance policies and all other fees and charges payable in connection with such insurance policies (such premiums, fees and charges being collectively referred to herein as "Insurance Premiums") not later than the due date thereof. If the Debtor shall fail to pay, or cause to be paid, any such Insurance Premiums, the Lender may (but shall not be obligated to), at Debtor's expense, pay the same. Any such payment shall be subject to Section 3.11 hereof.

               If the Mortgaged Property (as defined in the Inventory Deed of Trust) is sold at a foreclosure sale or if the Lender shall acquire title to said Mortgaged Property, the Lender shall have all of the right, title and interest of the Debtor in and to all insurance policies required under this clause (a) and the unearned premiums thereon, related to the Mortgaged Property, and in and to the proceeds resulting from any damage to said Mortgaged Property prior to such sale or acquisition.

               (b) CONDOMINIUM/TIMESHARE INSURANCE PROCEEDS. The Lender acknowledges that application of all or a portion of any proceeds of insurance may be subject to the Colorado Condominium Ownership Act, the Colorado Common Interest Ownership Act and the terms and provisions of the Declaration, and the foregoing requirements in this Section 3.5 shall be subject thereto (unless such laws may be modified by agreement and have been so modified). For so long as the Inventory Loan shall remain outstanding, any proceeds of insurance payable by the Association, any manager retained by it or by the Declarant in respect of any Unit or Timeshare Interval to the Debtor under the Declaration, the Association's Articles of Incorporation or By-Laws or under applicable Colorado law shall be promptly paid and/or turned over to the Lender as proceeds of the Collateral and applied either in accordance with applicable Colorado law or, if no such requirement exists, to the prepayment of the Loan without prepayment premium (after deducting therefrom all out-of-pocket costs and expenses of the Lender in respect thereof), first, as provided in the Inventory Loan Agreement and second, as provided in Section 2.3(c) hereof. Without limiting the immediately preceding sentence, any proceeds of insurance in respect of any Unit or Timeshare Interval received by the Debtor or received by the Debtor as Declarant or received by the Association at a time during which

                      (i) the Debtor (as Debtor or as Declarant) or any
               Affiliate shall be the only owner or owners of Units or Timeshare Intervals, or

                      (ii) the insurance provisions of the Declaration shall
               have been suspended,

        shall be promptly paid and/or turned over to the Lender (and the Debtor, as Debtor or as Declarant, shall cause such payment and/or turnover) as proceeds of the Collateral and applied to the prepayment of the Loan (after deducting therefrom all out-of-pocket costs and expenses of the Lender in respect thereof), first, as provided in the Inventory Loan Agreement and second, as provided in Section 2.3(c) hereof.

               (c) MISCELLANEOUS APPLICATION OF INSURANCE PROCEEDS. Subject to the terms, provisions and requirements of the Declaration and applicable Colorado law and to the extent that clause (b) above shall not be applicable, the Lender is hereby irrevocably authorized and appointed the agent and attorney-in-fact of the Debtor (with full right of substitution) to adjust or compromise any insured loss in respect of the Resort and to collect and receive the proceeds from any such policy in respect of any such loss, which appointment shall be deemed to be coupled with an interest. Each insurance company issuing any of the above-mentioned insurance policies is hereby irrevocably authorized and directed to make payment in respect of any such loss (whether or not the Lender shall have exercised its option to adjust or compromise such loss) directly to the Lender alone and not to the Debtor and the Lender jointly. The Debtor shall immediately pay over to the Lender any such payments received directly from any such insurance company. The Lender is hereby irrevocably authorized and appointed the agent and attorney-in-fact of the Debtor (with full right of substitution) to endorse the Debtor's name on any instrument in payment of such proceeds, which appointment shall be deemed to be coupled with an interest. Such insurance proceeds received by the Lender shall not be, nor be deemed to be, trust funds and may be commingled with the general funds of the Lender. No interest shall be payable in respect of any such insurance proceeds received by the Lender. After deducting from such insurance proceeds any expenses incurred by the Lender in the adjustment or compromise of such loss or in the collection or handling of such funds (including, without limitation, attorneys' fees and disbursements), the Lender shall

                      (i) if an Event of Default shall then exist, apply such
               net insurance proceeds to the prepayment of the Loan, first, as provided in the Inventory Loan Agreement and second, as provided in Section 2.3(c) hereof;

                      (i) if no Event of Default shall then exist and such loss
               shall not have been in respect of all, or substantially all, of the Property in respect of the Resort and shall have exceeded $20,000 and if the insurer which paid such insurance proceeds shall not claim any right of participation and/or assignment of rights in respect of the Lender with respect to the Obligations, either deliver the net insurance proceeds to the Debtor as contemplated in clause (A) below but subject to the conditions set forth in said clause (A) or apply the same as contemplated in clause (B) below:

                             (A) (1) the Debtor shall have, within 30 days of
                      such loss, delivered to the Lender a written undertaking to rebuild, restore and/or repair the Property of the Resort damaged or destroyed;

                                    (2) the Debtor shall have, within 60 days of
                      such loss, submitted to the Lender for its approval (x) plans and specifications in respect of such rebuilding, restoration and/or repairing, which plans and specifications shall be reasonably satisfactory to the Lender and which shall have been prepared by an architect reasonably satisfactory to the Lender, (y) an estimate of all costs of such rebuilding, restoration and/or repairing signed by such architect and (z) copies of approvals or consents of all necessary governmental authorities;

                                    (3) at the time of each disbursement
                      contemplated by sub-clause (8) below, the Lender shall be reasonably satisfied that such net insurance proceeds, together with any additional funds made available for such purpose by the Debtor and deposited with the Lender, shall be sufficient to effect such rebuilding, restoration and/or repairing in accordance with the aforesaid plans and specifications, free and clear of all Liens except the Liens contemplated or otherwise permitted herein and in the other Security Documents;

                                    (4) at the time of each disbursement
                      contemplated by sub-clause (8) below, the Lender shall be reasonably satisfied that such rebuilding, restoration and/or repairing can be completed within any applicable time limitation imposed by law or, if there are no such time limitations, within a reasonable period of time;

                                    (5) at the time of each disbursement
                      contemplated by sub-clause (8) below, the Lender shall be reasonably satisfied that, after such application and such rebuilding, restoration and/or repairing (taking into account any restrictions imposed by law or agreement on such rebuilding, restoration and/or repairing or on the use of the Resort after such rebuilding, restoration and/or repairing), the Resort shall have a Fair Market Value substantially the same as, or greater than, the Fair Market Value of the Resort immediately prior to the occurrence of such damage or destruction;

                                    (6) at the time of each disbursement
                      contemplated by sub-clause (8) below, no Property-Related Contract shall have been terminated or, if any Property-Related Contract shall have been terminated, the Lender shall be reasonably satisfied that the Debtor will be able to replace such Property-Related Contract reasonably promptly;

                                    (7) the holder of any encumbrance senior to
                      the Liens provided herein or in any other Security Document in respect of the Resort shall have consented and agreed to the application of insurance proceeds as set forth in this clause (A); and

                                    (8) the disbursement of such net insurance
                      proceeds shall be in accordance with terms, conditions and procedures customarily followed by prudent institutional lenders in making construction loans in similar amounts and on such other terms, conditions and procedures as the Lender may reasonably require (as evidenced by its written notice thereof to the Debtor prior to the first disbursement pursuant to this sub-clause (8)) to assure the proper application of such proceeds and the continuing performance by the Debtor of its obligations hereunder and under the other Security Documents, including without limitation, receipt by the Lender of evidence of suitable payment bonds with respect to all material contracts and Builder's All Risk Insurance and a certificate from the Debtor certifying that (x) all rebuilding, restoration and/or repairing to the date of such disbursement has been performed substantially in accordance with the aforesaid plans and specifications and that there have been no material changes or modifications made in such plans and specifications, (y) the labor, services and/or materials to be paid by such disbursement have been performed upon, or furnished in respect of, the rebuilding, restoration and/or repairing of the Resort and (z) no Event of Default exists at the time of such disbursement, or

                             (B) the Lender shall apply such net insurance
                      proceeds to the prepayment of the Loan, first, as provided in the Inventory Loan Agreement and second, as provided in
                      Section 2.3(c) of this Agreement, if the Lender shall not have received the written confirmation referred to in sub-clause (A)(1) above within the time period required therefor or if the Debtor shall have informed the Lender, in writing, of its intention not to rebuild, repair and restore the Resort or the Lender shall have determined the same at any time during the rebuilding, repairing or restoration process referred to in clause (A) above;

                      (iii) if no Event of Default shall then exist and such
               loss shall not have been in respect of all, or substantially all, of the Resort and shall not have exceeded $20,000, deliver all of such net insurance proceeds to the Debtor and the Debtor shall thereupon be obligated to, and shall, promptly rebuild, repair and restore the Property of the Resort subject to such loss (or shall cause such Property to be so promptly rebuilt, repaired and restored) to the equivalent of its condition immediately prior to such loss, whether or not such net insurance proceeds shall be sufficient to cover the costs thereof, and shall certify, within 120 days of such loss, to the Lender that such rebuilding, repairing and restoration has been completed and paid for in full; or

                      (iv) if no Event of Default shall then exist and if such
               loss shall be in respect of all, or substantially all, of the Resort, apply such net insurance proceeds to the prepayment of the Loan, first, as provided in the Inventory Loan Agreement and second, as provided in Section 2.3(c) of this Agreement.

               Any payment of insurance proceeds over to the Debtor, as provided above, shall not affect the Lien of this Agreement or any other Security Document as security for the Obligations. Notwithstanding any such loss, the Debtor shall continue to pay interest and principal at the applicable rate and amounts and at the applicable times provided in this Agreement and in the Notes. Although the Lender intends to use reasonable efforts to collect such insurance proceeds in a timely fashion, the Lender shall not be responsible for any failure to collect any proceeds due under the terms of any insurance policy, regardless of the cause of such failure. Any balance of such net insurance proceeds remaining after the aforesaid application thereof shall, if no Event of Default shall then exist, belong, or be paid to, as the case may be, the Debtor, provided that, if an Event of Default shall then exist, the Debtor shall promptly deliver any such balance to the Lender and such balance shall be applied as a prepayment of the Loan, first, as provided in Section 2.4(b) hereof and second, as provided in Section 2.3(c) hereof.

               (d) DEBTOR UNDERTAKINGS. In the event of any casualty or loss in respect of the Resort (including, without limitation, any of the Collateral), (i) the Debtor shall immediately notify the Lender of the same, (ii) the Lender may, in addition to its rights as beneficiary under the Inventory Deed of Trust, elect to exercise the voting rights of the Debtor as "Lienholder" in respect of any Pledged Note Receivable Deed of Trust or as the owner of any Timeshare Interval, as such voting rights are provided for under the Declaration, regarding all matters of repair and restoration and (iii) the Debtor shall pay all assessments as required by the Declaration and/or the Association's Articles of Incorporation or By-Laws for repair and restoration due to inadequacy of insurance.

        Debtor agrees to cause any contractor hired by it to effect any of the refurbishing of the Resort to carry adequate insurance in respect of bodily injury or other personal liability or property damage in respect of its employees or other third persons in connection with such refurbishing or construction. Certificates of such insurance shall be filed with the Lender prior to commencement of work and shall be reasonably acceptable to the Lender in form and substance.

        3.6 CONDEMNATION.

               (a) CONDOMINIUM/TIMESHARE CONDEMNATION COMPENSATION. Any compensation, awards, damages, claims, rights of action, proceeds, payment and other relief (collectively, "Condemnation Compensation") of, or on account of, any damage or taking of all or any part of the Resort in connection with any condemnation proceedings or any exercise of the power of eminent domain (or any conveyance in lieu of or under threat of any such taking), including, without limitation, any such Condemnation Compensation for change of grade of streets or any other injury to or decrease in the value of all or any part of the Resort payable by the Association, any manager retained by it or by the Declarant in respect of any Unit or Timeshare Interval to the Debtor under the Declaration, the Association's Articles of Incorporation or By-Laws or under applicable Colorado law shall be promptly paid and/or turned over to the Lender as proceeds of the Collateral and applied to the prepayment of the Loan, first, as provided in the Inventory Loan Agreement and second, as provided in Section 2.3(c) hereof.

               (b) APPLICABLE LAW.

                      (i) The Lender acknowledges that application of all or a
               portion of any Condemnation Compensation may be subject to the Colorado Condominium Ownership Act, the Colorado Common Interest Ownership Act and the terms and provisions of the Declaration, and the foregoing requirements in this Section 3.6 shall be subject thereto (unless such laws may be modified by agreement and have been so modified).

                      (ii) Any Condemnation Compensation in respect of any Unit
               or Timeshare Interval received by the Debtor or received by the Debtor as Declarant or received by the Association at a time during which

                             (A) only the Debtor (as Debtor or as Declarant) or
                      any Affiliate shall be the only owner of Units or Timeshare Intervals or

                             (B) the condemnation provisions of the Declaration
                      shall have been suspended

        shall be promptly paid and/or turned over to the Lender (and the Debtor, as Debtor or as Declarant, shall cause such payment and/or turnover) as proceeds of the Collateral and applied to the prepayment of the Loan, first, as provided in the Inventory Loan Agreement and second, as provided in Section 2.3(c) hereof.

               (c) MISCELLANEOUS APPLICATION OF CONDEMNATION COMPENSATION. Subject to the requirements, terms and provisions of the Declaration and applicable Colorado law and to the extent that clause (b) above shall not be applicable, the Lender shall be entitled to all Condemnation Compensation of, or on account of, any damage or taking of all or any part of the Resort in connection with any condemnation proceedings or any exercise of the power of eminent domain (or any conveyance in lieu of or under threat of any such taking), including, without limitation, any such Condemnation Compensation for change of grade of streets or any other injury to or decrease in the value of all or any part of the Resort. All such Condemnation Compensation, and the right thereto, is hereby assigned to the Lender and included in the Collateral. The Debtor shall promptly execute such further assignments of any such Condemnation Compensation as the Lender may require, and the Lender shall take all steps to assure that such Condemnation Compensation shall be paid to the Lender alone, and not to the Debtor and the Lender jointly, and that such Condemnation Compensation at all times shall be free and clear of any Liens, charges or encumbrances of any kind whatsoever, except the Liens permitted or otherwise provided for herein or in the other Security Documents. The Lender is hereby irrevocably authorized and appointed the agent and attorney-in-fact of the Debtor (with full right of substitution) to endorse the Debtor's name on any instrument in payment of such Condemnation Compensation, which appointment shall be deemed to be coupled with an interest.

               The Lender is hereby irrevocably authorized and appointed the agent and attorney-in-fact of the Debtor (with full right of substitution) to commence, appear in and prosecute in its own and/or the Debtor's name any action or proceeding relating to any condemnation or exercise of the power of eminent domain, to settle or compromise any claim in connection therewith and to collect and receive such Condemnation Compensation and give proper receipts and acquittances therefor, which appointment shall be deemed to be coupled with an interest. The Debtor from time to time shall promptly deliver to the Lender any and all instruments and authorizations which the Lender may request to enable the Lender to take any such action. Such Condemnation Compensation received by the Lender shall not be, nor be deemed to be, trust funds and may be commingled with the general funds of the Lender. No interest shall be payable in respect of any such Condemnation Compensation. After deducting from such Condemnation Compensation any expenses incurred by the Lender in connection therewith (including, without limitation, attorneys' fees and disbursements), the Lender shall

                      (i) if an Event of Default shall then exist, apply such
               net Condemnation Compensation to the prepayment of the Loan, first, as provided in the Inventory Loan Agreement and second, as provided in Section 2.3(c) of this Agreement;

                      (ii) if no Event of Default shall then exist, such damage
               or taking shall have not been in respect of all, or substantially all, of the Resort, such damage or taking shall not have rendered the remainder of the Resort economically inviable or unusable to the same extent and in the same manner as it was immediately prior to such damage or taking, and the Condemnation Compensation payable in respect thereof shall have exceeded $20,000, either deliver the Condemnation Compensation to the Debtor as contemplated in clause (A) below but subject to the conditions set forth in said clause (A) or apply the same as contemplated in clause (B) below:

                             (A) (1) the Debtor shall have, within 30 days of
                      such condemnation or taking, delivered to the Lender a written undertaking to rebuild, restore and/or repair the Property of the Resort not condemned or taken;

                                    (2) the Debtor shall have, within 60 days of
                      such condemnation or taking, submitted to the Lender for its approval (x) plans and specifications in respect of such rebuilding, restoration and/or repairing, which plans and specifications shall be reasonably satisfactory to the Lender and which shall have been prepared by an architect reasonably satisfactory to the Lender, (y) an estimate of all costs of such rebuilding, restoration and/or repairing signed by such architect and (z) copies of approvals or consents of all necessary governmental authorities;

                                    (3) at the time of each disbursement
                      contemplated by sub-clause (8) below, the Lender shall be reasonably satisfied that such Condemnation Compensation, together with any additional funds made available for such purpose by the Debtor and deposited with the Lender, shall be sufficient to effect such rebuilding, restoration and/or repairing in accordance with the aforesaid plans and specifications, free and clear of all Liens except the Liens contemplated or otherwise permitted herein and in the other Security Documents;

                                    (4) at the time of each disbursement
                      contemplated by sub-clause (8) below, the Lender shall be reasonably satisfied that such rebuilding, restoration and/or repairing can be completed within any applicable time limitation imposed by law or, if there are no such time limitations, within a reasonable period of time;

                                    (5) at the time of each disbursement
                      contemplated by sub-clause (8) below, the Lender shall be reasonably satisfied that, after such application and such rebuilding, restoration and/or repairing (taking into account any restrictions imposed by law or agreement on such rebuilding, restoration and/or repairing or on the use of the Resort after such rebuilding, restoration and/or repairing), the Resort shall have a Fair Market Value substantially the same as, or greater than, the Fair Market Value of the Resort immediately prior to the occurrence of such condemnation or taking;

                                    (6) at the time of each disbursement
                      contemplated by sub-clause (8) below, no Property-Related Contract shall have been terminated or, if any Property-Related Contract shall have been terminated, the Lender shall be reasonably satisfied that the Debtor will be able to replace such Property-Related Contract reasonably promptly;

                                    (7) the holder of any encumbrance senior to
                      the Liens provided herein or in any other Security Document in respect of the Resort shall have consented and agreed to the application of Condemnation Compensation as set forth in this clause (A); and

                                    (8) the disbursement of such Condemnation
                      Compensation shall be in accordance with terms, conditions and procedures customarily followed by prudent institutional lenders in making construction loans in similar amounts and on such other terms, conditions and procedures as the Lender may reasonably require (as evidenced by its written notice thereof to the Debtor prior to the first disbursement pursuant to this sub-clause (8)) to assure the proper application of such proceeds and the continuing performance by the Debtor of its obligations hereunder and under the other Security Documents, including without limitation, receipt by the Lender of evidence of suitable payment bonds with respect to all material contracts and Builder's All Risk Insurance and a certificate from the Debtor certifying that (x) all rebuilding, restoration and/or repairing to the date of such disbursement has been performed substantially in accordance with the aforesaid plans and specifications and that there have been no material changes or modifications made in such plans and specifications, (y) the labor, services and/or materials to be paid by such disbursement have been performed upon, or furnished in respect of, the rebuilding, restoration and/or repairing of the Resort and
                      (z) no Event of Default exists at the time of such disbursement, or

                             (B) the Lender shall apply such Condemnation
                      Compensation to the prepayment of the Loan, first, as provided in the Inventory Loan Agreement and second, as provided in Section 2.3(c) of this Agreement, if Lender (or its agent) shall have not received the written confirmation referred to in sub-clause (A)(1) above within the time period required therefor or if the Debtor shall have informed the Lender, in writing, of its intention not to rebuild, repair and restore the Resort or the Lender shall have determined the same at any time during the rebuilding, repairing or restoration process referred to in clause (A) above;

                      (iii) if no Event of Default shall then exist and such
               damage or taking shall not have been in respect of all, or substantially all, of the Resort and the Condemnation Compensation payable in respect thereof shall not have exceeded $20,000, deliver all of such net Condemnation Compensation to the Debtor and the Debtor shall thereupon be obligated to, and shall, promptly rebuild, repair and restore the Resort (or shall cause the Resort to be so promptly rebuilt, repaired and restored) such that the Resort is useable to the same extent and in the same manner, and is in substantially an equivalent condition, after such damage or taking as it was immediately prior to such damage or taking, whether or not such net Condemnation Compensation shall be sufficient to cover the costs thereof, and shall certify, within 120 days of such damage or taking, to the Lender that such rebuilding, repairing and restoration has been completed and paid for in full; or

                      (iv) if no Event of Default shall then exist and if such
               damage or taking loss shall be in respect of all, or substantially all, of the Resort or the Resort is no longer economically viable or no longer useable to the same extent and in the same manner after such damage or taking as it was immediately prior to such damage or taking, apply such net Condemnation Compensation to the prepayment of the Loan, first, as provided in the Inventory Loan Agreement and second, as provided in Section 2.3(c) of this Agreement.

               The Lender may release such net Condemnation Compensation to the Debtor without affecting the Lien of this Agreement or any other Security Document as security for the Obligations. Any balance of such net Condemnation Compensation remaining after the aforesaid application thereof shall, if no Event of Default shall then exist, belong to, or be paid to, as the case may be, the Debtor, provided that, if an Event of Default shall then exist, the Debtor shall promptly deliver any such balance to the Lender and such balance shall be applied as a prepayment of the Loan, first, as provided in the Inventory Loan Agreement and second, as provided in Section 2.3(c) hereof. Notwithstanding any such condemnation, the Debtor shall continue to pay interest and principal at the applicable rate and amounts and at the applicable times provided in this Agreement and in the Notes. Although the Lender intends to use reasonable efforts to collect such Condemnation Compensation, in a timely fashion, the Lender shall not be responsible for any failure to collect such Condemnation Compensation, regardless of the cause of such failure.

               (d) DEBTOR UNDERTAKINGS. In the event of any condemnation or taking in respect of the Resort (including, without limitation, any of the Collateral), (i) the Debtor shall immediately notify the Lender of the same, (ii) the Lender may, in addition to its rights as beneficiary under the Inventory Deed of Trust, elect to exercise the voting rights of the Debtor as "Lienholder" in respect of any Pledged Note Receivable Deed of Trust or as the owner of any Timeshare Interval, as such voting rights are provided for under the Declaration, regarding all matters of repair and restoration and (iii) the Debtor shall pay all assessments as required by the Declaration and/or the Association's Articles of Incorporation or By-Laws for repair and restoration due to inadequacy of the Condemnation Compensation.

        3.7 TAXES AFFECTING COLLATERAL.

        The Debtor shall pay or cause to be paid, on or before the last day when they may be paid without interest or penalty, all taxes, assessments, rates, dues, charges, fees, levies, excises, duties, fines, impositions, liabilities, obligations and encumbrances (including, without limitation, water and sewer rents and charges, charges for setting or repairing meters and charges for other utilities or services), general or special, ordinary or extraordinary, foreseen or unforeseen, of every kind whatsoever, now or hereafter imposed, levied or assessed by any public or quasi-public authority or instrumentality upon or against any of the Collateral or the use, occupancy or possession of the Resort, or upon or against this Agreement, the Notes or the other Security Documents, the Obligations or the interest of the Lender in the Pledged Notes Receivable, the Pledged Note Receivable Deeds of Trust or the Inventory Deed of Trust or any other item of Collateral (provided that this Section 3.7 shall not be construed to require the Debtor to pay any income tax imposed upon the general income of the Lender), as well as all assessments and other governmental charges imposed, levied or assessed in respect of any Collateral, and any and all interest, costs and penalties on or with respect to any of the foregoing (collectively, the "Impositions"). Upon request by the Lender, the Debtor shall deliver to the Lender receipts or other satisfactory proof of payment of any Impositions.

        The Debtor shall not claim, demand or be entitled to receive any reduction of, or credit toward, any Imposition on account of the Obligations. No deduction shall be claimed from the taxable value of any Collateral or the Resort by reason of the Obligations, any of the Security Documents or the interest of the Lender in the Collateral.

        If existing laws or procedures governing the taxation of mortgages, security documents or debts secured by mortgages or other security documents shall be changed in any manner after the date hereof so as to materially adversely impair the security of the Inventory Deed of Trust or the security interest herein granted or granted in any of the other Security Documents or to reduce the net income to the Lender in respect of the Obligations (excluding from any such determination of net income any reduction in such net income attributable to a change in taxes imposed on, or measured by, the net income of the Lender), then, upon request by the Lender, the Debtor shall pay to the Lender or to the taxing authority (if so directed by the Lender), all taxes, charges and related costs for which the Lender may be liable as a result thereof.

        The Debtor shall pay, or cause to be paid, when due, any and all recording (mortgage or personal property), intangible property and documentary stamp taxes, all similar taxes, and all filing, registration and recording fees, which are now or hereafter may become payable in connection with the Obligations, the Inventory Deed of Trust, this Agreement, any of the other Security Documents, the Pledged Note Receivable Deeds of Trust or any of the other Collateral. The Debtor shall pay when due any and all excise, transfer and conveyance taxes which are now or hereafter may become payable in connection with the Obligations, the Inventory Deed of Trust, any Pledged Note Receivable Deed of Trust, this Agreement or any of the other Security Documents, or in connection with any foreclosure of the Inventory Deed of Trust, any Pledged Note Receivable Deed of Trust or any other foreclosure of any Collateral under this Agreement or under any of the other Security Documents, or any other transfer of any item of Collateral in extinguishment of all or any part of the Obligations or any other enforcement of the rights of the Lender with respect thereto.

        3.8 DISCHARGE OF LIENS AFFECTING COLLATERAL.

        If any mechanic's, laborer's, materialman's, statutory or other Lien (other than Permitted Exceptions) shall be filed or otherwise imposed upon or against any item of the Collateral or the Resort, then the Debtor shall, within 30 days after being given notice of the filing of such Lien or otherwise becoming aware of the imposition of such Lien, cause such Lien to be vacated or discharged of record by payment, deposit, bond, final order of a court of competent jurisdiction or otherwise.

        Except with respect to the Pledged Notes Receivable and the Pledged Note Receivable Deeds of Trust, the Debtor shall have the right, at its sole expense, to contest the validity of any such Lien or of the claim evidenced or secured thereby, by appropriate proceedings commenced prior to the expiration of the aforesaid 30-day period and thereafter diligently and continuously conducted in good faith to final determination, in which event the Debtor shall not be required to cause any such Lien to be vacated or discharged of record in accordance with the immediately preceding paragraph if, and only so long as:

               (a) no final judicial determination in respect of any foreclosure or other enforcement proceeding in respect of such Lien or the claim evidenced or secured thereby shall have been rendered and no nonjudicial foreclosure proceeding or sale in respect of such Lien or such claim shall have been commenced;

               (b) no claim for liability of any kind shall have been asserted against the Lender in connection with such Lien or the claim evidenced or secured thereby; and

               (c) if such Lien shall secure a claim of more than $20,000, the Debtor shall have established an escrow with the Lender, or shall have delivered to the Lender a satisfactory bond issued by a surety acceptable to the Lender or a satisfactory letter of credit for the benefit of the Lender issued by a bank acceptable to the Lender, in each case in an amount estimated by the

        Lender to be adequate to cover (i) the unpaid amount of such claim, (ii) all interest, penalties and similar charges which reasonably can be expected to accrue by reason of such contest or by reason of such nonpayment, and (iii) all costs, fees and expenses (including, without limitation, attorneys' fees and disbursements) which reasonably can be expected to be incurred in connection therewith by the Lender, which escrow, bond or letter of credit shall be maintained in effect throughout such contest and the amount of which shall be increased from time to time if reasonably required by the Lender to cover the foregoing amounts in subclause (i), subclause (ii) and subclause (iii).

The Debtor shall inform the Lender, in advance and in writing, of its intention to contest any Lien securing a claim, or such claim itself, under this Section
3.8 if such claim shall exceed $20,000.

        Upon termination of any such contest (whether by final determination or otherwise), or at any time during the course of any such contest that the conditions relieving the Debtor of its obligation to cause such Lien to be vacated or discharged shall no longer be satisfied or shall be discovered not to have been satisfied, the Debtor shall cause such Lien to be vacated or discharged of record. At the Lender's option, the escrow established or bond or letter of credit, as the case may be, delivered pursuant to this Section 3.8 may be, in the case of the escrow, liquidated, or, in the case of the bond or the letter of credit, drawn upon, at such time and the proceeds thereof may be applied to payment of all or any part of the claim evidenced or secured by such Lien and the interest, penalties, charges, costs, fees and expenses (including, without limitation, attorneys' fees and disbursements) referred to in subclause
(ii) and subclause (iii) of the immediately preceding paragraph. Promptly after such Lien has been vacated or discharged of record, the Debtor shall deliver to the Lender evidence reasonably satisfactory to the Lender that such Lien has been vacated or discharged of record. Thereafter, the amount then remaining in the escrow established pursuant to this Section 3.8 or such bond or letter of credit, as the case may be, shall be returned to the Debtor free and clear of the Lien of this Agreement or any other Security Document so long as no Event of Default shall have occurred and be continuing or, if an Event of Default shall have occurred and be continuing, shall be retained by the Lender as part of the Collateral.

        If any Lien shall not be vacated or discharged as required by this Section, then, in addition to any other right or remedy of the Lender, the Lender may, but shall not be obligated to, discharge such Lien in such manner as the Lender may select, and the Lender shall be entitled, if the Lender shall so elect, to compel the prosecution of an action for the foreclosure of such Lien by the lienor and, if the Lender shall so elect, to pay the amount of any judgment in favor of such lienor with interest, costs and allowances. Upon request by the Lender, the Debtor shall pay to the Lender, or to any other Person designated by the Lender, the amount of all payments made by the Lender as provided above and all costs, expenses and liabilities (including, without limitation, attorneys' fees and disbursements) incurred by the Lender in connection therewith, together with interest thereon at the Default Rate from the date paid or incurred by the Lender until the date so paid to, or as directed by, the Lender. To the extent permitted by law, the Lender shall thereupon be subrogated to the rights of such lienor and any such payments made by the Lender pursuant to this Section 3.8 shall be secured by the Collateral.

        3.9 USE OF RESORT; VOTING RIGHTS OF DEBTOR; LENDER CONSENT TO TIMESHARE DECLARATION AMENDMENT.

               (a) RESORT. So long as the Inventory Loan is outstanding, the Debtor shall not, as Declarant, Timeshare Interval owner or Unit owner, without the prior written consent of the Lender

                      (i) request or otherwise initiate, consent to or acquiesce in any zoning classification or reclassification of the Resort or the adoption, issuance, imposition or amendment of any other law, ordinance, rule, regulation, order, judgment, injunction or decree relating to the use, occupancy, operation, development or disposition of the Resort or which would limit the use of the Units or the Timeshare Intervals therein or reduce its or their Fair Market Value,

                      (ii) request or otherwise initiate, consent to or
               acquiesce in the annexation of any part of the Resort by or into any municipality or other governmental or quasi-governmental unit,

                      (iii) execute, file or record any subdivision plat
               affecting the Resort or request or otherwise initiate, consent to or acquiesce in any subdivision of the Resort

                      (iv) enter into, consent to or otherwise cause, permit or
               suffer the Resort to become subject to any covenant, agreement or other arrangement restricting or limiting the use, occupancy, operation, development or disposition thereof (other than any covenant of this Agreement the Declarations or the other Security Documents,

                      (v) materially and substantially modify, alter, remove or
               improve the Common Amenities without the prior written consent of the Lender (except for the creation of additional common elements and limited common elements resulting from the refurbishing of the Buildings,

                      (vi) except as set forth in Schedule 9 of this Agreement,
               maintain the Units and/or Timeshare Intervals owned by it for lease or as a rental project,

                      (vii) add or withdraw real Property from the Resort, or
               create additional Units (beyond those Units existing or planned for in the Buildings in accordance with, and pursuant to, the Declaration ), or

                      (viii) permit the Units or any Timeshare Interval to be
               used other than for nonpermanent residential purposes;

               provided that the Debtor may create additional Timeshare Intervals within the Hilltop Resort so long as Debtor notifies the Lender promptly thereof.

               (b) USE BY PUBLIC. The Debtor shall not cause, permit or suffer the Resort to be used by the public without restriction (except as required by applicable law) or in any manner that might tend to impair the Debtor's right, title and interest in and to the Resort or in any manner that might make possible any claim of adverse usage or adverse possession by the public or any claim of implied dedication of all or any part of the Resort.

               (c) VOTING RIGHTS. The Debtor hereby appoints and constitutes the Lender as its attorney-in-fact (with full power of substitution) to exercise all of its voting rights pertaining to any Unit or Timeshare Interval owned by the Debtor or in which the Debtor has an interest giving rise to the right to vote (whether as Declarant, as "Lienholder" under any Pledged Note Receivable Deed of Trust or otherwise). This power of attorney is coupled with an interest and shall be irrevocable for so long as any Obligations are owing by the Debtor to the Lender. This power of attorney may be used from time to time in the sole discretion of the Lender if there shall exist an Event of Default, or a material casualty, condemnation or taking shall have occurred with respect to the Resort or any part thereof. The Debtor agrees to execute, from time to time, such other documents as the Lender may request (including, without limitation, the form of proxy substantially in the form of Exhibit D to this Agreement; which proxy shall, at the request of the Lender, be renewed every 11 months and shall be modified to include Timeshare Intervals in addition to Units) and file the same with the Secretary of the Association in accordance with the Association's By-Laws.

               Except with the prior written consent of the Lender, the Debtor shall not propose or vote for or consent to any modification of, or amendment to, the Declaration or the Association's Articles of Incorporation or By-Laws which could have (in the reasonable sole opinion of the Lender) an adverse effect on the Collateral or the operation or prospects of the Resort. In each case under the Declaration and/or the Association's Articles of Incorporation or By-Laws in which the consent or the vote of "Lienholders" in respect of the Units and/or Timeshare Intervals (including any such case in which the Debtor would be considered to be a "Lienholder" by virtue of any Pledged Note Receivable Deed of Trust) is provided for or is required, or in which the Debtor's consent is required (as Declarant or as an owner of a Unit or a Timeshare Interval or as a vendor or mortgagee) for any proposed action, the Debtor shall not vote or give such consent without obtaining the prior written consent of the Lender if such action (in the reasonable sole opinion of the Lender) could have an adverse effect on the Collateral or the operation or prospects of the Resort.

        3.10 OTHER TIMESHARE COVENANTS.

               (a) ACCESS. The Debtor shall have caused the owners of Timeshare Intervals to have direct access to a publicly dedicated road and shall cause all private roadways and parking lots or areas inside of the Resort to be common elements or limited common elements under the Declaration.

               (b) UTILITIES. The Debtor shall have caused electric, gas, sewer, and water service and other necessary utilities to be available to the Units in sufficient capacity to service the Units.

               (c) USE OF AMENITIES. The Debtor shall have caused each purchaser of a Timeshare Interval to have access to, and the use of, all of the amenities and public utilities relating to the Unit in which such Timeshare Interval is located (consistent with the contractual provisions and rules and regulations existing with respect to such amenities and public utilities), including, without limitation, the Common Amenities.

               (d) TIMESHARE REGIMEN. The Debtor shall do all things necessary in order to preserve the condominium and timeshare regimens in respect of each of the Units.

               (e) EXCHANGE PROGRAM. The Debtor shall maintain its membership in, and the Timeshare Intervals eligibility for, the timeshare exchange program of Resorts Condominium International, Inc or Interval International, Inc.

               (f) LOCAL LEGAL COMPLIANCE. The Debtor shall comply, and shall cause the Units and the Buildings to comply, with all applicable restrictive covenants, zoning or land use ordinances and building codes, health laws and regulations, and all other applicable laws, rules, ordinances and regulations.

               (g) REGISTRATION COMPLIANCE. The Debtor shall maintain, or cause to be maintained, all necessary consents, franchises, approvals, and exemption certificates, and the Debtor will make, or cause to be made, all registrations or declarations with any government or any agency or department thereof required in connection with the Units, the Buildings, and the Timeshare Intervals and the occupancy, use and operation of the Units and the Buildings, and the sale and offering for sale of Timeshare Intervals.

               (h) RECORDS. The Debtor shall maintain accurate and complete files relating to the Pledged Notes Receivables and the other Collateral (as well as in respect of all other Notes Receivable) to the reasonable satisfaction of the Lender, and such files will contain copies of each Pledged Note Receivable and the Pledged Contract and Pledged Note Receivable Deed of Trust related thereto, copies of all relevant credit memoranda relating thereto, and all collection information and correspondence relating thereto received from the Collection Agent.

               (i) FORMS OF TIMESHARE DOCUMENTS. Instruments in substantially the form of the Pledged Note Receivable, Pledged Contract, Pledged Note Receivable Deed of Trust and the special warranty deed set forth in Exhibit C attached hereto (together with the form of the Truth-in-Lending Statement and statement of rescission rights set forth therein) and the other instruments and documents related thereto (collectively, the "Timeshare Instruments") shall be used by the Debtor for all transactions which may be entered into after the first Receivables Advance for so long as any Obligation remains outstanding and instruments in substantially the form of such Pledged Note Receivable, Pledged Contract, Pledged Note Receivable Deed of Trust and special warranty deed will be used in connection with the first Receivables Advance. The Debtor shall not modify, amend or otherwise alter the form of or any of the terms of such Timeshare Instruments without the Lender's prior written consent, except as may be required by any regulatory agency or applicable law. Notwithstanding the Lender's review and determination of acceptability, if any, of the Timeshare Instruments used by the Debtor, the Debtor shall remain solely liable for all aspects of such Timeshare Instruments and their use; any determination of acceptability, if any, by Lender relating to such Timeshare Instruments shall only be for the Lender's benefit and no other Person shall be entitled to rely thereon in any manner.

               (j) PAYMENTS ON PLEDGED NOTES RECEIVABLE. The Debtor, except as specifically consented to in writing by the Lender, shall not grant any extensions of time for the payment of, compromise for less than the full face value of, release in whole or in any part any Person liable for the payment of, allow any credit whatsoever except for the amount of cash to be paid upon, or otherwise modify or amend, any Pledged Note Receivable or any other instrument or document executed in connection therewith or consent to the sale of or further encumbering of the Timeshare Interval related to such Pledged Note Receivable.

               (k) PROPERTY-RELATED CONTRACTS. Except as required by applicable law, the Debtor shall not materially modify or amend, or (subject to the rights and obligations of the Associations under the Declarations or the Associations' Articles of Incorporation or By-Laws) permit to be materially modified or amended, any material Property-Related Contract without the prior written consent of the Lender, which consent shall not be unreasonably withheld, or enter into, or (subject to the rights and obligations of the Associations under the Declarations or the Associations' Articles of Incorporation or By-Laws) permit to be entered into, any new material Property-Related Contract without the prior written consent of the Lender, which consent shall not be unreasonably withheld. The Debtor shall deliver any proposed amendment or modification of an existing Property-Related Contract or proposed new Property-Related Contract to the Lender at least 30 days prior to the execution thereof and shall request the Lender's consent to the form and substance of such amendment, modification or new Property-Related Contract. If the Debtor shall not have received a written response to such request from the Lender within 20 days of the delivery of such amendment, modification or new Property-Related Contract to the Lender, then the Debtor shall send a second request via nationally recognized overnight courier. Failure by the Lender to respond to such second request within 10 days of receipt thereof shall be deemed to constitute a consent to such request. The Debtor shall perform all of its obligations in a timely fashion under each Property-Related Contract.

               (l) FUTURE ADVANCES. The Debtor shall extend no future advance or advances to any Maker of a Pledged Note Receivable which would be secured, directly or indirectly, by the Timeshare Interval related to such Pledged Note Receivable.

               (m) UNDERTAKING. The Debtor shall perform each and every covenant, agreement, and undertaking applicable to the Debtor (whether as Declarant, owner of a Unit, owner of a Timeshare Interval or otherwise) under the Declarations and/or the Associations' Articles of Incorporation or By-Laws.

               (n) NOTICES. The Debtor shall promptly deliver to the Lender copies of each written notice or request, financial statement, budget or other information received by the Debtor under or with respect to the Declarations and/or the Associations' Articles of Incorporation or By-Laws, whether in its capacity as Declarant, owner of a Unit, owner of a Timeshare Interval, Lienholder or otherwise.

        3.11 PROTECTION OF COLLATERAL; ASSESSMENTS; REIMBURSEMENT.

        All Insurance Premiums and all expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral, any and all Impositions on any of the Collateral or in respect of the sale or other disposal thereof shall be borne and paid by the Debtor or the Debtor shall cause the Association or any manager retained by it to pay the same, as provided for in the Declaration and/or the Association's Articles of Incorporation or By-Laws. The Debtor shall promptly pay, as the same become due and payable, its share of all Insurance Premiums, expenses, Impositions and/or assessments as required by the Declaration and/or the Association's By-Laws. If the Debtor shall fail to pay, or cause to be paid, any such Insurance Premiums, expenses, Impositions and/or assessments, the Lender may, at the Debtor's expense, pay the same.

        If, by reason of any suit or proceeding of any kind, nature or description against the Debtor, or by the Debtor or any other party against any other Person, or by reason of any other facts or circumstances, which in the Lender's sole discretion makes it advisable for the Lender to seek counsel for the protection and preservation of the Collateral, or to defend its own interest, such expenses and counsel fees shall be allowed to the Lender and borne and paid by the Debtor.

        3.12 INTEREST ON LENDER PAID EXPENSES.

        All sums paid or incurred by the Lender under this Section 3, and any and all other sums for which the Debtor may become liable hereunder, and all costs and expenses (including payments to other Lien holders and attorneys' fees, legal expenses and court costs) which the Lender may incur in enforcing or protecting its Lien on, or rights and interest in, the Collateral or any of its rights or remedies under this Agreement or any other Security Document or in respect of any of the transactions contemplated herein or therein shall (a) be considered as additional indebtedness owing by the Debtor to the Lender hereunder and, as such, shall be secured by all of the Collateral and (b) accrue interest at the Default Rate from the date paid or incurred by the Lender until paid in full by the Debtor.

        3.13 LENDER RESPONSIBILITY.

        The Lender shall not be (a) obligated or responsible for, the payment of any of the amounts or sums referred to in this Section 3 or (b) liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto other than, to the extent it elects to safekeep the Pledged Notes Receivable or any of the other Timeshare Instruments related thereto, to exercise the standard of care in respect thereof which would be exercised by an institutional custodian similarly situated to the Lender and similarly engaged in the safekeeping of collateral and, in any case, shall not be liable or responsible in any way for any diminution in the value of the Collateral or for any act or default of any manager of the Resort or the Collection Agent and shall not be liable for any warranty (implied or express) whether created by statute, at law or pursuant to the Declaration or any other Timeshare Document. If the Lender shall elect (in its sole discretion) to store and safekeep the Pledged Notes Receivable and the other related Timeshare Instruments, the Debtor agrees to pay the Lender a fee, to compensate it for its costs and expenses in connection therewith, of $5 for each Pledged Note Receivable delivered to the Lender; such fee shall be payable at the time of the delivery thereof. Such fee shall be nonrefundable. If the Lender shall elect (in its sole discretion) to use the services of an institutional custodian to store and safekeep the Pledged Notes Receivable and the other related Timeshare Instruments, the Debtor shall pay all reasonable fees, costs and expenses in respect thereof. Any such institutional custodian shall be the agent solely of the Lender.

        Upon the full, final and indefeasible payment of all Obligations and the termination of the Receivable Commitment Period, the Lender shall release its Liens in and to the Collateral, execute in favor of the Debtor any UCC release or termination statement in respect thereof and reassign and deliver to the Debtor all Pledged Notes Receivables and the other Collateral then in the physical possession of the Lender or its agent (without recourse and without representations or warranties of any kind). The Debtor shall bear all out-of-pocket expenses (including, without limitation, legal fees and disbursements of the Lender) in connection with such release, reassignment and delivery. All such release and/or termination documentation shall be reasonably satisfactory to the Lender and its counsel. To the extent that all obligations in respect of any Pledged Note Receivable shall have been fully, finally and indefeasibly paid by the Maker thereof, the Lender, upon receipt of a written request from the Debtor, shall reassign and deliver to the Debtor such Pledged Note Receivable and/or Pledged Note Receivable Deed of Trust related thereto and all other related documentation in the possession of the Lender (all without recourse and without representations or warranties of any kind), shall release any Lien the Lender may have therein and shall execute and deliver to the Debtor any UCC release statement in respect thereof. The Debtor shall bear all expenses (including, without limitation, legal fees and disbursements of the Lender) in connection with such reassignment and delivery. All such reassignment and release documentation shall be reasonably satisfactory to the Lender and its counsel.

        3.14 NOTICE TO MAKERS.

        The Debtor authorizes the Lender (but the Lender shall not be obligated) to communicate at any time and from time to time with any Maker of a Pledged Note Receivable or any other Person primarily or secondarily liable under a Pledged Note Receivable with regard to (i) any delinquent payment under, or other default in respect of, such Pledged Note Receivable, (ii) any other matter relating to any Timeshare Instrument associated with such Pledged Note Receivable or (iii) verifying that such Maker did execute and deliver such Pledged Note Receivable and verifying the terms and provisions thereof, provided that, the foregoing notwithstanding, the Lender agrees that it shall not, unless and until an Event of Default shall then exist, communicate with any such Maker or other such Person with respect to any delinquent payment (or the collection thereof) or any other default under such Pledged Note Receivable. The Debtor agrees, upon the request of the Lender (which may be made only if an Event of Default shall then exist), to notify each Maker of a Pledged Note Receivable in writing of the assignment to the Lender of its respective Pledged Note Receivable and the related Timeshare Instruments, the Lender's Lien therein and any other matter relating thereto. Notwithstanding the immediately preceding sentence, the Lender shall, during the existence of any Event of Default, have the right, without first making a request of the Debtor, to notify each Maker of a Pledged Note Receivable of the assignment to the Lender of its respective Pledged Note Receivable and the related Timeshare Instruments, the Lender's Lien therein and any other matter relating thereto. Debtor agrees, as provided in
Section 2.3(a) of this Agreement, to direct each obligor of a Pledged Note Receivable to remit all payments under its respective Pledged Note Receivable to the post office box established under the Agency Agreement or to such other Person as the Lender may designate. The Debtor agrees, as it may be instructed by the Lender or the Collection Agent, to endorse any checks or other instruments received directly by it in respect of Pledged Notes Receivable and to deliver the same as provided in Section 2.3 (a) hereof.

        The Debtor shall not undertake any action, direct or indirect, to terminate, or cause the termination of, the Agency Agreement without having received the prior written consent of the Lender in respect thereof, and the Debtor shall comply with all of its obligations thereunder. The Debtor may, in accordance with the terms of the Agency Agreement, replace the Collection Agent under the Agency Agreement with another bank, provided that the Debtor shall have obtained the prior written consent of the Lender in respect thereof. In connection with any request by the Debtor to the Lender for the Lender's written consent, as provided in the immediately preceding two sentences, the Lender will not, if no Default or Event of Default shall then exist, unreasonably withhold such consent and will, in connection with the granting of any such consent, join in the execution of any instruments to effect the action then being consented to, provided that such instruments are in form and substance reasonably satisfactory to the Lender and its counsel. The Debtor agrees and consents that the Lender may, at any time during which an Event of Default exists and in its sole discretion, terminate the Agency Agreement and/or replace the Collection Agent in respect thereof. If the Lender shall terminate the Agency Agreement, the Debtor shall cooperate with the Lender in establishing a new Agency Agreement and a successor Collection Agent. The Debtor acknowledges and agrees that the Collection Agent with respect to receiving payments under the Pledged Notes Receivable and collecting and holding the proceeds thereof is the sole agent of the Lender and that all payments, instruments, and moneys in respect of the Pledged Notes Receivable are Property of the Lender, are to be promptly deposited into the Lockbox Account and applied to the Receivables Loan or otherwise disposed of, all as set forth herein. The Debtor acknowledges that the Lockbox Account is the exclusive property of the Lender and it confirms that it has no, and will have no, interest therein. The Debtor acknowledges that the post office box established under the Agency Agreement is the exclusive property of the Lender and it confirms that it has no, and will have no, interest therein. The Debtor agrees to promptly make all payments in respect of the fees and expenses of the Collection Agent under the Agency Agreement.

        The Debtor shall promptly invoice (through payment books or otherwise) all Makers in respect of all payments due under their respective Pledged Notes Receivable, promptly enter into its accounting system all payments in respect of such Pledged Notes Receivable received and otherwise fully and completely service such Pledged Notes Receivable. During the existence of any Event of Default, the Debtor shall, if requested by the Lender, cause such other Person or Persons, as shall have been selected by the Lender, to service the Pledged Notes Receivable.

SECTION 4. REPRESENTATIONS AND WARRANTIES

        As an inducement to the Lender to make the Receivables Loan , each Debtor warrants and represents, as of the date hereof, and covenants to the Lender as follows:

        4.1 SUBSIDIARIES AND CAPITAL STRUCTURE.

        Steamboat Suites has no Subsidiaries. Schedule 3 to this Agreement states (a) the name of each of the Affiliates of each Debtor and the nature of the affiliation, (b) the number, nature and the holder of the outstanding Securities of each Debtor, (c) the number of authorized, issued and treasury shares of each Debtor, and (d) the name of each subsidiary of Preferred Equities.

        4.2 CORPORATE ORGANIZATION AND AUTHORITY.

               (a) Steamboat is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado;

               (b) Preferred Equities is a duly organized, validly existing and in good standing under the laws of the State of Nevada.

               (c) Each Debtor has all requisite power and authority and necessary licenses and permits to own and operate its Properties and to carry on its business as now conducted; and

               (d) Each Debtor has duly qualified and is authorized to do business and is in good standing as a foreign corporation in each jurisdiction where the character of its Properties or the nature of its activities makes such qualification necessary or desirable.

        4.3 BUSINESS AND PROPERTY.

        Form 10K dated as of August 31, 1999 filed by Guarantor with the United States Securities and Exchange Commission and delivered by Debtor to Lender and except as set forth in the Form 10K correctly describes the general nature of the businesses and Properties (including all owned real Property, leases and leasehold interests) of the Debtor. Except as set forth in the Form 10K the Debtor has not changed its name, been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person.

        4.4 FINANCIAL STATEMENTS.

        The Debtor shall have delivered tax returns and balance sheets and statements of income and expense of the Debtor and financial statements required under the Existing Loan Agreement.

        4.5 FULL DISCLOSURE.

        Neither this Agreement nor any written statement made by the Debtor in connection with this transaction contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading. There is no fact which the Debtor has not disclosed to the Lender in writing which materially affects adversely or, so far as the Debtor can now foresee, will materially affect adversely the Property, business, prospects, profits or condition (financial or otherwise) of the Debtor or the ability of the Debtor to perform its Obligations under this Agreement, the Notes or the other Security Documents.

        4.6 PENDING LITIGATION.

        Except as set forth in Schedule 6 to this Agreement, there are no proceedings pending, or to the knowledge of the Debtor threatened, against or affecting the Debtor, any Affiliate, the Resort or any Unit in any court or before any governmental authority or arbitration board or tribunal which involve the possibility of materially and adversely affecting the Property, business, prospects, profits or condition (financial or otherwise) of the Debtor or the ability of the Debtor to perform its obligations under this Agreement, the Notes or the other Security Documents, provided that no such proceedings shall be deemed to satisfy such material and adverse effect standard if such proceeding shall have been commenced by one or more of the aforesaid Persons as plaintiff and no counterclaim is pending in respect thereof against such Person. Neither the Debtor nor any Affiliate nor the Resort nor any Unit is in default with respect to any order of any court, governmental authority or arbitration board or tribunal.

        4.7 TITLE TO PROPERTIES.

        The Debtor has good and marketable title in fee simple (or its equivalent under applicable law) to all the real Property which it purports to own at the Resorts free from Liens except as set forth on Schedule 7 to this Agreement, and has good title to, and is the sole owner of, all personal Property related to the Resorts which it purports to own (including, without limitation, the personal Property constituting the Collateral), which personal Property is free from all Liens except as set forth on Schedule 8 to this Agreement. Except as set forth on Schedule 9 hereto, the Resort is not subject to any leases.

        Neither the buildings in which the Units are located nor the Resort is under investigation with respect to, and is not in violation of, any Environmental Protection Law. No proceedings have been commenced against, nor notice received by, the Debtor or any Affiliate concerning any alleged violation of any Environmental Protection Law. Neither the buildings in which the Units are located nor the Resort is, or has been, the subject of any threatened, proposed or actual cleanup or other protective or remedial action relating to any Hazardous Substances, whether pursuant to any Environmental Protection Law or otherwise. There are no Hazardous Substances in, on, or under the buildings in which the Units are located or the Resort, except as set forth on Schedule 10 to this Agreement and except as used or stored in compliance with all applicable Environmental Protection Laws or, with respect to ordinary cleaning materials and supplies, as customarily and prudently used or stored in operations similar to the Units or the Resort.

        The Debtor shall cause all asbestos located in the Resort to be removed by a duly licensed asbestos abatement contractor, all in accordance with applicable federal and Colorado law.

        4.8 TRADEMARKS; LICENSES AND PERMITS.

        The Debtor owns or possesses all of the trademarks, service marks, trade names, copyrights, franchises and licenses, and rights with respect thereto necessary for the conduct of its business as now conducted and as proposed to be conducted, without any known conflict with the rights of others.

        4.9 TRANSACTION IS LEGAL AND AUTHORIZED.

        The execution and delivery of this Agreement, each of the Notes and the other Security Documents by the Debtor and the grant of the Liens to the Lender with respect to the Collateral by the Debtor and compliance by the Debtor with all of the provisions of this Agreement, each of the Notes and the other Security Documents are:

               (a) within the corporate powers of the Debtor;

               (b) duly authorized and approved by the Board of Directors of the Debtor; and

               (c) valid and legal acts and will not conflict with, or result in any breach in any of the provisions of, or constitute a default under, or result in the creation of any Lien (except Liens contemplated under this Agreement or any other Security Document) upon any Property of the Debtor under the provisions of, any agreement, charter instrument, bylaw or other instrument to which the Debtor is a party or by which its Property may be bound.

        4.10 NO DEFAULTS.

        No Default or Event of Default exists, and there is no violation in any material respect of any term of any agreement, charter instrument, bylaw or other instrument to which the Debtor is a party or by which it may be bound.

        4.11 GOVERNMENTAL CONSENT.

        Neither the nature of the Debtor, or of any of its businesses or Properties, or any relationship between the Debtor and any other Person, or any circumstance in connection with the execution or delivery of this Agreement, any of the Notes or the other Security Documents, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of the Debtor, as a condition of the execution, delivery or performance of this Agreement, any of the Notes or any other Security Document.

        4.12 TAXES.

        The Debtor is not in default with respect to the payment of any taxes levied or assessed against it or any of its assets and has not failed to file any tax return required to be filed by it.

        4.13 USE OF PROCEEDS.

        The proceeds from the Inventory Loan and the Receivables Loan will be used as set forth on Schedule 11 to this Agreement. None of the transactions contemplated in this Agreement will violate or result in the violation of
Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter
II. The Debtor does not intend to carry or purchase any "margin security" within the meaning of said Regulation G. None of the proceeds will be used to purchase or carry (or refinance any borrowing, the proceeds of which were used to purchase or carry) any "margin security" within the meaning of said Regulation.

        4.14 COMPLIANCE WITH LAW.

        The Debtor

               (a) is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject; and

               (b) except as set forth in Schedule 12 hereto, has not failed to obtain any licenses, permits, franchises or other governmental authorizations, or make or cause to be made any registrations or declarations with any government or agency or department thereof, necessary to the ownership of its Property or to the conduct of its business;

which violation or failure to obtain or register would materially adversely affect the business, prospects, profits, Property or condition (financial or otherwise) of the Debtor.

        4.15 RESTRICTIONS OF DEBTOR.

        The Debtor is not a party to any contract or agreement which restricts its right or ability to incur indebtedness with respect to the Resort, or prohibits the execution of, or compliance with, this Agreement or any of the other Security Documents by the Debtor. The Debtor has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its Property constituting the Collateral, whether now owned or hereafter acquired, to be subject to a Lien other than the Liens provided for herein and in the other Security Documents.

        4.16 BROKERS' FEES.

        The Debtor and the Lender hereby agree that there are no brokers or finders which are entitled to receive compensation for their services rendered to the Debtor with respect to the transactions described in this Agreement.

        4.17 DEFERRED COMPENSATION PLANS.

        Except as set forth on Schedule 13 hereto, the Debtor has no pension, profit sharing or other compensatory or similar plan providing for a program of deferred compensation for any employee or officer which is subject to any requirement of the Employee Retirement Income Security Act of 1974, as amended.

        4.18 LABOR RELATIONS.

        The employees of the Debtor are not a party to any collective bargaining agreement with the Debtor.

        4.19 VALIDITY AND ENFORCEABILITY.

        Each of the Pledged Notes Receivable is, and will (after the creation thereof) be, undisputed, bona fide indebtedness (enforceable in accordance with its terms) of the Maker named therein and shall have been incurred by such Maker in a fixed sum (as stated therein) with respect to the bona fide sale of a Timeshare Interval, and no defense, offset, counterclaim, discount or allowance shall have been asserted in respect of such Pledged Note Receivable and the Debtor has no knowledge of any threatened assertion of any of the same. Each such Pledged Note Receivable is genuine and true and no signature or endorsement thereon has been forged.

        To the extent that any of the foregoing representations in this Section
4.19 with respect to any Pledged Note Receivable (such Pledged Note Receivable is referred to in this paragraph as an "impaired Pledged Note Receivable") shall have been false or misleading in any material respect when made or furnished and would constitute an Event of Default under Section 8.1(b) hereof, no action solely in respect of such Event of Default arising from such impaired Pledged Note Receivable shall be taken by the Lender under Section 8.2 hereof if, within 20 days after the falsity or misleading nature of any such representation shall have first become known to any officer of the Debtor or Guarantor, a new Note Receivable, which when pledged hereunder would constitute an Eligible Note Receivable, is assigned and delivered to the Lender by the Debtor (such assignment and delivery shall comply with the document delivery and recordation requirements set forth in Section 6 of this Agreement) in exchange for such impaired Pledged Note Receivable or, in the alternative, the Debtor prepays the Receivables Loan in an amount equal to 80% (or, if at least one scheduled monthly installment shall have been made in respect of such impaired Pledged Note Receivable, 90%) of the then outstanding principal balance of such impaired Pledged Note Receivable together with (to the extent not already previously paid pursuant to Section 2.3(a) hereof) all accrued interest and a Receivables Prepayment Premium in respect of the portion of the Receivables Loan being so prepaid, provided that, if the sum of the principal amount of the Receivables Loan which is then being prepaid pursuant to this paragraph and which was prepaid pursuant to this paragraph within the then last 10 Business Days shall not exceed 15% of the principal balance of the Receivables Loan outstanding at the beginning of such 10 Business Day period, the aforesaid accrued interest shall be paid as otherwise provided in Section 2.3(a) hereof. In either case, the Lender will, upon receipt of the aforesaid new Eligible Note Receivable or the aforesaid prepayment, release its Lien in and to the such impaired Pledged Note Receivable, the Pledged Note Receivable Deed of Trust that relates thereto and the other documents, instruments, title insurance and chattel paper that specifically relate thereto and all proceeds, Property rights, privileges and benefits that specifically arise from any of the same and will endorse and deliver to the Debtor such impaired Pledged Note Receivable and reassign and (to the extent it has possession of the same) deliver to the Debtor said Pledged Note Receivable Deed of Trust and said other documents, instruments, title insurance policy and chattel paper to the extent, but only to the extent, that the said other documents, instruments, title insurance or chattel paper are related specifically and solely to such impaired Pledged Note Receivable (such endorsement, delivery and assignment being without recourse to, and without representations or warranties of any kind from, the

Lender). The failure of the Debtor to either deliver a new Eligible Note Receivable or to effect a prepayment in respect of an impaired Pledged Note Receivable, as provided for in this paragraph, shall be an immediate Event of Default in respect of which the Lender shall have all of its rights and remedies under Section 8.2 of this Agreement and as otherwise provided for in the Security Documents. The Debtor shall bear all out-of-pocket expenses (including, without limitation, the reasonable legal fees and the disbursements of the Lender) in connection with such release, endorsement, delivery and assignment. All documentation related thereto shall be reasonably satisfactory to the Lender and its counsel.

        4.20 VALIDITY OF LIENS GRANTED TO LENDER.

        Except with respect to the Permitted Exceptions and Liens subject to the sharing provisions of the last paragraph of Section 3.1 hereof, all Liens granted to the Lender in respect of the Collateral are, and shall continue to be, prior in right and superior to all other Liens granted to, or held by, any other Person.

        4.21 TIMESHARE REGIMEN REPORTS.

        The Debtor has furnished to the Lender true and correct copies of all Timeshare Documents, including, without limitation, the Declaration, and any other Timeshare Document placed on file by the Debtor with any federal, state or local regulatory or recording agencies, offices or departments. All filings and/or recordations in order to establish the condominium and timeshare regimens in respect of the Units and the Timeshare Intervals have been done and all applicable laws and statutes in connection therewith have been complied with.

        4.22 THE TIMESHARE INTERVALS.

               (a) ACCESS. The owners of Timeshare Intervals in respect of each of the Units have direct access to a publicly dedicated road and/or insured easement, and all roadways inside the Resort are common elements under the Declaration.

               (b) UTILITIES. Electric, sewer, water facilities and other necessary utilities are available in sufficient capacity to service each of the Units.

               (c) AMENITIES. Each purchaser of a Timeshare Interval in respect of a Unit has access to, and the use of, all of the amenities and public utilities relating to such Unit, including, without limitation, the Common Amenities (subject to only the requirements of the Debtor in respect of on-going renovations and construction with respect to the Units that are not completed Units ).

               (d) LAWS. The Units and the Timeshare Intervals in respect thereof comply with all applicable restrictive covenants, zoning and land use ordinances and regulations and building codes, all applicable health and environmental laws and regulations and all other applicable laws, rules and regulations and all approvals, consents, licenses and certificates of occupancy in respect of the use and operation of the Units and the Timeshare Intervals in respect thereof have been obtained and are in full force and effect.

               (e) SALE OF TIMESHARE INTERVALS. The sale, offering of sale, and financing of Timeshare Intervals (i) do not constitute the sale, or the offering of sale, of Securities subject to the registration requirements of the Securities Act of 1933, as amended, or the blue-sky securities laws of the State of Colorado, (ii) are only done in the State of Colorado, the State of Nevada and/or the the State of Texas and will only be done in such jurisdictions where the Debtor has made all necessary filings and obtained all necessary permits to do so (and no solicitation and no advertising in respect of the sale of Timeshare Intervals that would, in either case, be in violation of applicable law is done in any other State or Province), (iii) do not violate any applicable federal, state or local consumer credit, sale rescission or usury statute, including, without limitation, any such statute of any state in which an obligor of a Note Receivable may reside, and (iv) do not violate in any material respect any other applicable federal, state or local law, statute or regulation. Without limiting the generality of the immediately preceding sentence, the Debtor has, to the extent required by its activities and businesses, fully complied with (1) all of the applicable provisions of
        (A) the Consumer Credit Protection Act, as amended, (B) the Federal Trade Commission Act, as amended, (C) all rules and regulations promulgated under the foregoing Acts, (D) the Interstate Land Sales Full Disclosure Act and the rules and regulations promulgated thereunder, and
        (E) all other applicable federal statutes and the rules and regulations promulgated thereunder pertaining to the operation of the Resort and (2) all of the applicable provisions of any law of any state (and the rules and regulations promulgated thereunder) or municipality relating to the operation of the Resort, including, without limitation, the laws, rules and regulations of the State of Colorado, the County of Routt, Colorado and the Town of Steamboat Springs, Colorado. The sale and offering of sale of Timeshare Intervals is not effected by any home solicitations.

               (f) EXCHANGE PROGRAM. The Resort has been accepted by Resorts Condominium International, Inc. or Interval International, Inc. into its timeshare exchange program and the Debtor and the Resort are in good standing as participants in each such timeshare exchange program and have satisfied all eligibility requirements in respect thereof.

SECTION 5. CONDITIONS PRECEDENT TO INITIAL RECEIVABLE ADVANCE AND EFFECTIVENESS
           OF THIS AGREEMENT

        The effectiveness of this Agreement and the obligation of the Lender to make the initial Receivable Advance shall be subject to the following conditions precedent:

        5.1 OPINIONS OF COUNSEL.

        The Lender shall have received from Ballard Spahr Andrews & Ingersoll, special Colorado counsel for the Debtor, a closing opinion substantially in the form of Exhibit F attached to this Agreement dated the Closing Date, from Lionel Sawyer & Collins, special counsel to Preferred Equities, a closing opinion substantially in the form of Exhibit G attached to this Agreement and from Greenberg Traurig, special counsel to Mego Financial, a closing opinion substantially in the form of Exhibit H attached to this Agreement.

        5.2 WARRANTIES AND REPRESENTATIONS TRUE AS OF CLOSING DATE.

               (a) The warranties and representations contained in this Agreement shall (except as affected by transactions contemplated by this Agreement) be true in all material respects on the Closing Date with the same effect as though made on and as of that date.

               (b) The Debtor shall not have taken any action, or permitted any condition to exist which would have been prohibited by any provision of this Agreement if such provision had been binding and effective at all times during the period from October 19, 1999 to and including the Closing Date.

        5.3    COMPLIANCE WITH THIS AGREEMENT.

        The Debtor shall have performed and complied with all covenants, agreements and conditions contained herein which are required to be performed or complied with by it before or on the Closing Date.

        5.4 OFFICER'S CERTIFICATES; SECRETARY'S CERTIFICATES; GOOD-STANDING CERTIFICATES.

               (a) The Lender shall have received a certificate, substantially in the form of Exhibit I to this Agreement, dated as of the Closing Date and signed by the President or a Vice-President of the Debtor, certifying that the conditions specified in Section 5.2(a), Section 5.2(b) and Section 5.3 of this Agreement have been fulfilled.

               (b) The Lender shall have received a certificate of the Secretary or any Assistant Secretary of Steamboat, substantially in the form of Exhibit J to this Agreement, dated as of the Closing Date, certifying
        (i) the adoption by the Board of Directors of Steamboat of a resolution authorizing Steamboat to enter into this Agreement and the transactions and instruments contemplated hereby and (ii) the incumbency and authority of, and verifying the specimen signatures of, the officers of Steamboat authorized to execute and deliver this Agreement, each of the Notes, the other Security Documents and the other documents contemplated hereunder.

               (c) Steamboat shall have delivered to the Lender, in form satisfactory to the Lender, a recent good standing certificate from the Secretary of State of Colorado certifying Steamboat's due corporate existence.

               (d) The Debtor shall have delivered to the Lender, in form satisfactory to the Lender, (i) a recent certificate of the Secretary of State of Colorado certifying the due corporate existence of the Association, (ii) copies of the Articles of Incorporation and all amendments thereto and (iii) copies of the By-Laws of the Association.

               (e) The Lender shall have received a certificate of the Secretary or any Assistant Secretary of Preferred Equities, substantially in the form of Exhibit K to this Agreement, dated as of the Closing Date, certifying (i) the adoption by the Board of Directors of Preferred Equities of a resolution authorizing Preferred Equities to enter into this Agreement and the transactions and instruments contemplated hereby and (ii) the incumbency and authority of, and verifying the specimen signatures of, the officers of Preferred Equities authorized to execute and deliver this Agreement and the other documents contemplated thereunder.

               (f) Preferred Equities shall have delivered to the Lender, in form satisfactory to the Lender, a recent good standing certificate from the Secretary of State of Nevada certifying Preferred Equities' due corporate existence.

               (g) The Lender shall have received a certificate of the Secretary or any Assistant Secretary of Mego Financial, substantially in the form of Exhibit L to this Agreement, dated as of the Closing Date, certifying
        (i) the adoption by the Board of Directors of Mego Financial of a resolution authorizing Mego Financial to enter into the Guaranty Agreement and the transactions and instruments contemplated thereby and
        (ii) the incumbency and authority of, and verifying the specimen signatures of, the officers of Mego Financial authorized to execute and deliver the Guaranty Agreement and the other documents contemplated thereunder.

               (h) Mego Financial shall have delivered to the Lender, in form satisfactory to the Lender, a recent good standing certificate from the Secretary of State of New York certifying Mego Financial's due corporate existence.

        5.5 UNIFORM COMMERCIAL CODE FINANCING STATEMENTS.

        All filings of Uniform Commercial Code financing statements and all other filings and actions necessary to perfect the Lender's security interests in and to the Collateral shall have been filed and confirmation thereof received.

        5.6 ASSIGNMENT OF PROPERTY-RELATED CONTRACTS.

        The Debtor shall have delivered to the Lender certified copies of all material Property-Related Contracts and executed and delivered in favor of the Lender an assignment or assignments thereof, each in form and substance satisfactory to the Lender and its counsel. All such Property-Related Contracts shall be satisfactory to the Lender in form and substance. Each Person (other than the Debtor) which is a party to any such Property-Related Contract shall have been notified of the assignment thereof.

        5.7 INTENTIONALLY DELETED

        5.8 GUARANTY AGREEMENT.

         Guarantor shall have executed and delivered to the Lender a Guaranty Agreement (as amended from time to time, the "Guaranty Agreement") substantially in the form of Exhibit M attached to this Agreement.

        5.9 SUBORDINATION OF INDEBTEDNESS.

        The Debtor, the Lender and Guarantor shall have entered into one or more Subordination Agreements, substantially in the form of Exhibit A attached to the Guaranty Agreement (individually, a "Subordination Agreement" and, collectively, the "Subordination Agreements").

        5.10 EXPENSES.

        The Debtor shall have paid all fees and expenses required to be paid by it pursuant to Section 10.2 of this Agreement and the Inventory Loan Agreement.

        5.11 RECEIVABLES NOTE; INVENTORY DEED OF TRUST.

        The Debtor shall have executed the Receivables Note, and the Inventory Deed of Trust. The Inventory Deed of Trust shall have been recorded, as of the Closing Date, in the Office of the Clerk and Recorder for Routt County, Colorado and all taxes, recording fees and other fees and charges required by applicable law to be paid in connection therewith shall have been duly paid in full. The Inventory Deed of Trust shall have created a valid Lien in and to the Resort in respect of the Obligations subject to no other Liens except to the extent permitted by Section 7.2(h) of this Agreement.

        The Debtor shall have executed and delivered to the Lender an assignment of leases and rents (as may be amended from time to time, the "Assignment of Rents"), substantially in the form of Exhibit N to this Agreement. The Assignment of Rents shall have been recorded in the Office of the Clerk and Recorder for Routt County, Colorado and all taxes, recording fees and other fees and charges required by applicable law to be paid in connection therewith shall have been duly paid in full. The Assignment of

Rents shall have created a valid Lien in and to the Property referred to therein in respect of the Obligations subject to no other Liens except to the extent permitted by Section 7.2(h) of this Agreement.

        5.12 TITLE INSURANCE; CASUALTY INSURANCE.

        The Debtor shall have delivered to the Lender a mortgagee's title insurance policy (issued to the Lender and in full force and effect) in respect of the Inventory Deed of Trust (the "Title Insurance Policy {Blanket}") together with such endorsements thereto as the Lender may require, dated the Closing Date. The Title Insurance Policy {Blanket} (a) shall have been issued by a title insurance company which is satisfactory to the Lender, (b) shall be in form and substance satisfactory to the Lender and its special counsel, (c) shall be in amount not less than the principal amount of the outstanding Inventory Loan, (d) shall insure that the Inventory Deed of Trust creates a valid first Lien in and to the Resort free and clear of all defects, encumbrances and other Liens unacceptable to the Lender and (e) shall contain such further endorsements and affirmative coverage as the Lender may request. All premiums in respect of such Title Insurance Policy {Blanket} shall have been paid in full and evidence thereof shall have been delivered to the Lender.

        The Debtor shall have delivered to the Lender certificates of insurance evidencing the insurance policies and endorsements required to be delivered pursuant to Section 3.5 hereof, together with copies of such insurance policies certified by the Debtor to be true and correct, except as otherwise provided in
Section 3.5. All premiums in respect of such insurance policies shall have been paid in full and evidence thereof shall have been delivered to the Lender.

        5.13 ENVIRONMENTAL SITE ASSESSMENT REPORT.

        Except as may have been waived by the Lender, the Debtor (at its own expense) shall have delivered to the Lender not less than 10 Business Days prior to the Closing Date a Phase I environmental survey of the Hilltop Resort. The Phase I environmental survey shall provide that the Lender may rely thereon in connection with its making Advances hereunder.

        5.14 TAXES.

        The Debtor shall have delivered to the Lender copies of the most recent tax receipts for the Resort and each of the Units (or certificates in respect thereof) evidencing no delinquency in the payment thereof and that each of the Units has been segregated from all other Property at the Resort on the applicable municipal tax rolls.

        5.15 INSPECTION.

        The Debtor shall have permitted the Lender or its representatives to make an inspection/audit of its books, accounts and records and such other papers as it may desire and of its premises and the Resort, as the Lender may in its sole discretion determine. Such inspection/audit shall have been satisfactory to the Lender (in its sole determination).

        5.16 SURVEY.

        The Debtor shall have delivered to the Lender the existing as-built survey of the Resort; such survey shall be prepared in accordance with ALTA/ACSM 1988 Minimum Survey Requirements by a licensed surveyor acceptable to the Lender and shall be dated (or re-certified) as of a recent date and shall contain a certification noted thereon in form and substance satisfactory to the Lender; such survey shall show no easements, rights-of-way, party walls, encroachments, streets or alleys which interfere with the use, enjoyment or market value of the Units.

        5.17 ENGINEERING REPORT.

        The Debtor shall have delivered to the Lender a current engineering report or reports which shall be in form and substance satisfactory to the Lender and shall confirm that the Buildings and their Units are structurally and mechanically sound. The engineering report shall provide that the Lender may rely thereon in connection with its making Advances hereunder.

        5.18 INTENTIONALLY DELETED.

        5.19 INTENTIONALLY DELETED.

        5.20 FIRST LIENHOLDER STATUS; QUIT-CLAIM DEED; PROXY ACKNOWLEDGED.

        The Debtor shall have informed the Association, in writing, as to the first Lienholder status of the Lender in and to the Units and the Association shall have recognized the Lender as such First Lienholder. The Associations shall have acknowledged and recognized the proxy referred to in Section 3.9 hereof.

        5.21 PROCEEDINGS SATISFACTORY.

        All actions taken in connection with the execution of this Agreement, the Receivable Note, any other Security Document and all documents and papers relating thereto shall be satisfactory to the Lender and its counsel. The Lender shall be satisfied with its physical inspection of the Units and the Resorts. The Lender and its counsel shall have received copies of such documents and papers as the Lender or such counsel may reasonably request in connection therewith, all in form and substance satisfactory to the Lender and its counsel, including, without limitation, certified copies of the Declarations and the Associations' Articles of Incorporation and By-Laws.

SECTION 6. SUBSEQUENT RECEIVABLE ADVANCES CLOSING CONDITIONS

        The obligation of the Lender to make a Receivables Advance on any date (herein referred to as a "Subsequent Receivables Advance Date") shall be subject to the satisfaction of all of the following conditions precedent:

        6.1 REQUESTS FOR ADVANCES.

        Each request for a Receivables Advance

               (a) shall be in writing,

               (b) shall designate the principal amount of the Receivables Advance requested, the Subsequent Receivables Advance Date on which such Receivables Advance is to be made, and the account to which the proceeds of such requested Receivables Advance are to be transferred,

               (c) shall have been delivered to the office of the Lender at least 10 Business Days in advance of the Subsequent Receivables Advance Date in respect of such requested Receivables Advance and

               (d) shall otherwise be substantially in the form of Exhibit P attached hereto.

        6.2 PLEDGED NOTES RECEIVABLE.

        With respect to any Receivables Advance in respect of Notes Receivable, not less than 5 Business Days prior to such Subsequent Receivables Advance Date, the Debtor shall have:

               (a) delivered to the Lender a list of all Notes Receivable which are to be the subject of such requested Receivables Advance, together with such additional information concerning such Notes Receivable, the obligors of such Notes Receivable and the Pledged Note Receivable Deeds of Trust securing the same as the Lender may reasonably require, together with detailed computations showing borrowing availability as of such Subsequent Receivables Advance Date under the Receivables Borrowing Base;

               (b) delivered to the Lender the original of each such Note Receivable (duly endorsed to the order of the Lender) referred to in such list, together with the original Pledged Note Receivable Deed of Trust (bearing a recordation acknowledgement from the Office of the Clerk and Recorder for Routt County, Colorado) referred to in such list, and copies of all other related Timeshare Instruments in respect of each such Note Receivable, provided that, if the original Pledged Note Receivable Deed of Trust bearing a recordation acknowledgement is not then available, the Debtor may substitute therefor a copy of such Pledged Note Receivable Deed of Trust showing the recordation of the same or if such copy with such recordation noted thereon is not then available, the Debtor may deliver a copy of such Pledged Note Receivable Deed of Trust together with a certificate of an officer of the Debtor certifying the recordation information in respect of such Pledged Note Receivable Deed of Trust together with a receipt showing the payment of all recording fees in respect thereof; the Debtor agrees to promptly deliver the original thereof to the Lender upon its receipt thereof;

               (c) delivered to the Lender an instrument (substantially in the form of Exhibit Q attached hereto) assigning to the Lender all of the Debtor's right, title and interest in and to each such Note Receivable and the related Pledged Note Receivable Deed of Trust;



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

               (d) delivered to the Lender all filings of Uniform Commercial Code financing statements and all other filings and shall have taken all other actions necessary to perfect the Lender's security interests in and to the aforesaid Notes Receivable and such financing statements and other filings shall have been recorded and confirmation thereof received; and

               (e) delivered to the Lender either (i) a separate mortgagee's title insurance policy insuring the Lien of each of the Pledged Note Receivable Deeds of Trust in the amount of the Note Receivable (referred to in the aforesaid list) secured thereby outstanding on the Subsequent Receivables Advance Date or (ii) a blanket mortgagee's title insurance policy (in the case of the first Receivables Advance) or an endorsement to an existing blanket mortgagee's title insurance policy (in the case of any subsequent Receivables Advance), in either case, in respect of the Pledged Note Receivable Deeds of Trust securing the Notes Receivable referred to in the aforesaid list (which blanket policy and/or endorsement are more particularly described below) and, in either case, showing that such Pledged Note Receivable Deeds of Trust have been assigned as collateral to Lender.

               The Pledged Note Receivable Deeds of Trust and the assignments thereof to the Lender shall each have been duly recorded in the Office of the Clerk and Recorder for Routt County, Colorado in order to constitute the same a valid first Lien on the Timeshare Interval encumbered thereby and an effective assignment of the same to the Lender. The aforesaid mortgagee's title insurance policies shall be in form and substance satisfactory to the Lender and shall be issued by Chicago Title Insurance Company (or such other title insurance company as shall be satisfactory to the Lender) and shall name the Lender, by way of an endorsement thereto (which endorsement shall have been delivered to the Lender), as the insured party thereon; as an alternative to the aforesaid mortgagee's title insurance policies in respect of each Pledged Note Receivable Deed of Trust, the Debtor may maintain a blanket mortgagee's title insurance policy insuring the Lender and, by way of an endorsement thereto, add the Pledged Note Receivable Deeds of Trust to the coverage thereof, increase the amount of coverage thereunder to include the Notes Receivable secured by the Pledged Note Receivable Deeds of Trust and make such changes effective as of such Subsequent Receivables Advance Date, provided that (A) such blanket mortgagee's title insurance policy shall be in form and substance satisfactory to the Lender and shall be issued by Chicago Title Insurance Company (or such other title insurance company as shall be satisfactory to the Lender) and shall name the Lender as the insured party thereon (and no exceptions or exclusions not satisfactory to the Lender shall be included therein) and (B) such endorsement thereto shall be satisfactory to the Lender in both form and substance (and no exceptions or exclusions not satisfactory to the Lender shall be included therein, provided that, with respect to any such endorsement, any such exceptions or exclusions previously accepted in respect of such blanket mortgagee's title insurance policy shall be deemed satisfactory to the Lender). The Title Insurance Policy {Blanket} shall have been "brought down to date" and shall otherwise be acceptable to the Lender.

               The contemporaneous funding of the requested Receivables Advance and delivery of the aforesaid Collateral and title insurance endorsement and recording of the original Pledged Note Receivable Deeds of Trust and assignments thereof shall be effected by way of an escrow arrangement with Chicago Title Insurance Company (or such other title insurance company as shall be acceptable to the Lender), the form and substance of which shall be satisfactory to the Lender.

        6.3 PROCEEDINGS SATISFACTORY.



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

        All actions taken in connection with any requested Receivables Advance shall be reasonably satisfactory to the Lender and its counsel. The Lender and its counsel shall receive copies of such documents and papers as the Lender or such counsel may reasonably request in connection with any such requested Receivables Advance, all in form and substance satisfactory to the Lender and its counsel.

        6.4 OTHER CONDITIONS. The making of such requested Receivables Advance shall be subject to the satisfaction of the following conditions:

               (a) no Default or Event of Default shall exist immediately prior to the making of such requested Receivables Advance or, after giving effect thereto, immediately after the making of such requested Receivables Advance;

               (b) each agreement required to have been executed and delivered in connection with any prior Receivables Advance shall be in full force and effect;

               (c) the date on which such requested Receivables Advance is to be made is not on or after the Receivables Termination Date and shall be a Business Day;

               (d) at least 5 Business Days in advance of the Subsequent Receivables Advance Date, the Debtor shall have delivered to the Lender a current aging report in respect of all Pledged Notes Receivable previously pledged hereunder and the Notes Receivable being pledged contemporaneously with such requested Receivables Advance, which report shall be in form and substance satisfactory to the Lender and shall show which of such Pledged Notes Receivable is delinquent and the duration of such delinquency, provided that the aforesaid aging report shall not be required to be delivered under this clause (d) if the Debtor is current with respect to all of the reports required to be delivered under
        Section 7.14(f) hereof;

               (e) not more than two Receivables Advances shall have previously been made in the same calendar month in which such requested Receivables Advance is to be made, provided that the Lender may, in its sole discretion, fund more than three Receivables Advances in any month;

               (f) upon making such requested Receivables Advance and after giving effect thereto, the aggregate principal amount of the Receivables Loan then outstanding would not exceed the Receivables Borrowing Base;

               (g) such requested Receivables Advance shall be in a principal amount of not less than $50,000, provided that the Lender may, in its sole discretion, make a Receivables Advance in a principal amount which is less than $50,000.

        6.5 EXPENSES.

        The Debtor shall have paid all fees and expenses required to be paid pursuant to Section 10.2 of this Agreement in connection with such requested Receivables Advance.

SECTION 7. COVENANTS

        The Debtor covenants that on and after the date hereof and so long as any Obligation of the Debtor to the Lender exists as follows:

        7.1 PAYMENT OF TAXES AND CLAIMS.

        Except as otherwise provided for in Section 3.8 hereof, the Debtor shall pay, or cause to be paid, before they become delinquent:

               (a) all taxes, assessments and governmental charges or levies imposed upon it or its Property at the Resorts, including, without limitation, the Collateral; and

               (b) all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons which, if unpaid, might result in the creation of a Lien upon its Property at the Resorts, including, without limitation, the Collateral.

        7.2 MAINTENANCE OF PROPERTIES; CORPORATE EXISTENCE; STOCK OWNERSHIP; RENOVATIONS; SUPERVISORY ARCHITECT; INDEBTEDNESS; LIENS; BUSINESS.

        The Debtor shall:

               (a) PROPERTY -- maintain its Property at the Resorts in good repair, working order and condition and make all necessary renewals, repairs, replacements, additions, betterments and improvements thereto and, without limiting the generality of the foregoing, maintain, or cause to be maintained, the Resort in good repair, working order and condition and shall make, or shall cause to be made, all necessary repairs, replacements, additions, betterments and improvements to the Resort;

               (b) INSURANCE -- maintain, or cause to be maintained, insurance as required by Section 3.5 of this Agreement;

               (c) FINANCIAL RECORDS -- (i) keep true books of records and accounts (including, without limitation, the Books and Records) in which full and correct entries will be made of all its business transactions and (ii) reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with generally accepted accounting principles, practices and procedures at the time in effect and consistently applied;

               (d) CORPORATE EXISTENCE AND RIGHTS -- do or cause to be done all things necessary or required (i) to preserve and keep in full force and effect its corporate existence, rights, powers and franchises, including, without limitation, its authorization to do business in the State of Colorado and (ii) to cause Preferred Equities to continue to own 100% of all legal and beneficial interest in all of the Voting Stock and other capital stock of Steamboat;

               (e) COMPLIANCE WITH LAW -- not be in violation of (i) any laws, ordinances, governmental rules and regulations to which it is subject, and to that end, the Debtor shall not fail to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its Properties or to the conduct of its business, which violation or failure to obtain might materially and adversely affect the business, prospects, profits, Property or condition (financial or otherwise) of the Debtor, including, without limitation, any zoning, land use, subdivision control or Environmental Protection Laws applicable to its real Property (including, without limitation, the Units and the Resort), (ii) any statutes, rules and regulations, whether now or hereafter in force, in such jurisdictions as the Debtor may make sales of Timeshare Intervals relating to the right to do business in any of such jurisdictions and (iii) any applicable federal, state or municipal statutes, rules and regulations relating to sales of Timeshare Intervals and the



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

        manner of evidencing and financing the same, including, without limitation, the Consumer Credit Protection Act, as amended, the Federal Trade Commission Act, as amended, and Federal Reserve Board Regulation Z, as amended, to the end that all of the Pledged Notes Receivable, the Pledged Contracts related thereto and the Pledged Note Receivable Deeds of Trust securing any of such Pledged Notes Receivable shall be valid, binding and legally enforceable in accordance with their respective terms subsequent to the assignment thereof to the Lender;

               (f) DEFERRED COMPENSATION PLANS -- to the extent that it has one or more pension, profit sharing or other compensatory or similar plans providing for a program of deferred compensation for any employee or officer, be in compliance with all requirements of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated in connection therewith;

               (g) INDEBTEDNESS/RIGHT OF FIRST REFUSAL -- not incur any indebtedness (other than the Loan and the leasing of motor vehicles, telephone and computer equipment in the ordinary course of business) in respect of the Collateral and/or the Resort, whether such indebtedness is secured or unsecured, and not permit the Association to incur any indebtedness, whether secured or unsecured, provided that the Debtor may incur additional indebtedness for borrowed money secured principally by Notes Receivable (other than the Pledged Notes Receivable), if, but only if, the following conditions shall have been satisfied:

                      (i) the Debtor shall have, at any time within the 120-day
               period prior to the termination of the Receivables Commitment Period, delivered to the Lender a written request for Lender's issuance to the Debtor of a Letter of Intent in respect of its borrowing of additional moneys to be secured principally by Notes Receivable (other than the Pledged Notes Receivable) on the terms and conditions to be outlined by the Debtor in such request (such terms to include, as applicable, the extension of the then current Receivables Commitment Period, the term of any new facility, the advance rate, the rate of interest, the borrowing base requirements, the revolving period and such other terms with respect to such borrowing as are customarily included in letters of intent);

                      (ii) at the time of the delivery of such written request
               to the Lender, the borrowing availability of the Debtor under the Receivables Borrowing Base is less than the requested additional indebtedness or the Receivables Commitment Period will terminate within 120 days;

                      (iii) one of the following shall be true:

                             (A) the Lender shall not have delivered to the
                      Debtor a Letter of Intent in respect of the Debtor's aforesaid request within 20 days after the Lender's receipt of such request; or

                             (B) the Lender shall have delivered to the Debtor a
                      written response in respect of the Debtor's aforesaid request rejecting the same; or

                             (C) (1) the Lender shall have delivered to the
                      Debtor a Letter of Intent in respect of the Debtor's aforesaid request within 20 days after the Lender's receipt of such request and (2) within 10 days after receipt of such Letter of Intent, the Debtor shall have informed the Lender that, in the good faith opinion of the Debtor, such Letter of Intent fails to materially satisfy the terms outlined in the aforesaid Debtor's request; or

                             (D) (1) the Lender shall have delivered to the
                      Debtor a Letter of Intent in respect of the aforesaid Debtor's request within 20 days after the Lender's receipt of such request, (2) within 10 days after receipt of such Letter of Intent, the Debtor shall have executed and returned such Letter of Intent to the Lender, and (3) within 30 days after receipt of such executed Letter of Intent by the Lender, the Lender shall have failed to issue to the Debtor a Phase II Commitment Letter in respect of such Letter of Intent;

                      (iv) the Debtor shall not have made more than 2 other such requests under this clause (g) and/or under Section 7.4 hereof during the then current fiscal year of the Debtor; and

                      (v) no Event of Default shall exist at the time of the
               delivery of the aforesaid written request;

               (h) LIENS -- (i) not allow any Liens or encumbrances whatsoever to attach to the Collateral and/or the Resort other than the Liens and security interests of the Lender created by the Security Documents, any Liens in favor of the Association under the Declaration, the Liens set forth on Schedule 7, Schedule 8 and Schedule 9 hereto and any Liens permitted in connection with additional indebtedness for borrowed money permitted under clause (g) above or in connection with the sale of Notes Receivable under Section 7.4 hereof and (ii) cause the Liens and security interests of the Lender created by the Security Documents in and to the Collateral to continue to be valid, enforceable, perfected Liens and security interests subject to no other Liens except as set forth in this Agreement or in any other Security Document and in
        Schedule 7, Schedule 8 and Schedule 9 hereto;

               (i) MATERIAL ADVERSE EFFECT -- not undertake any action that would have a material adverse effect on the operation of the Resort or the Collateral; and

               (j) NOTIFICATION OF CLAIMS -- promptly notify the Lender of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or any of the security interests granted hereunder, and, at the request of the Lender, appear in and defend, at the Debtor's expense, any such claim, action or proceeding.

        7.3 PAYMENT OF NOTES AND MAINTENANCE OF OFFICE.

        The Debtor shall punctually pay or cause to be paid the principal and interest (and prepayment premium, if any) to become due in respect of each of the Notes according to the terms thereof (all of which are incorporated herein by reference). All payments hereunder or under the Notes shall be made in accordance with the payment instructions set forth in Schedule 14 to this Agreement. The Debtor shall maintain an office in Steamboat Springs, Colorado and/or Las Vegas, Nevada where notices, presentations and demands in respect of this Agreement, the Notes or any other Security Document may be made upon the Debtor. Such offices shall be maintained at the addresses of the Debtor set forth on Schedule 15 to this Agreement until such time as the Debtor shall so notify the Lender, in writing, of any change of location of such offices. The books and records of the Debtor shall be maintained at the Las Vegas, Nevada office of the Debtor . The Debtor shall not change its name without 30-day prior written notice to the Lender.

        7.4 SALE OF PROPERTIES.



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        Without the prior written consent of the Lender, the Debtor shall not sell, lease, transfer or otherwise dispose of any of the Collateral, provided that the Debtor may sell the Unsold Inventory Timeshare Intervals in the ordinary course of its business to unaffiliated consumers and remove and dispose of (and receive the proceeds thereof) in the ordinary course of its business, free from any Liens created or contemplated by this Agreement, items of Collateral consisting of Equipment which shall have become worn out or obsolete and provided further that the Debtor may sell Notes Receivable (other than the Pledged Notes Receivable) provided no Event of Default exists under the Inventory Loan and any applicable Release Fee and Release Price have been paid.

        7.5 CONSOLIDATION AND MERGER.

        Without the prior written consent of Lender, the Debtor shall not consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into it or consent or agree to a Change in Management.

        7.6 TIMESHARE COVENANTS.

        The Debtor covenants that:

               (a) ACCESS -- the owner of each Timeshare Interval in respect of each Unit shall have direct access to a publicly dedicated road and all roadways inside the Resort shall be common elements under the Declaration;

               (b) UTILITIES -- electric, sewer, water facilities and other necessary utilities shall be available in sufficient capacity to service each Unit;

               (c) AMENITIES -- each purchaser of a Timeshare Interval in respect of a Unit shall have access to, and the use of, all of the amenities and public utilities relating to such Unit, including, without limitation, the Common Amenities (subject to only the requirements of the Debtor in respect of on-going renovations and construction with respect to the Units that are not completed Units and the Amenity Building);

               (d) LAWS -- each of the Units and the Timeshare Intervals in respect thereof shall comply with all applicable restrictive covenants, zoning and land use ordinances and building codes, all applicable health and environmental laws and regulations and all other applicable laws, rules and regulations and all approvals, consents, licenses, and all certificates of occupancy in respect of the use and operation of the Units and the Timeshare Intervals in respect thereof shall be obtained and remain in full force and effect;

               (e) SALE OF TIMESHARE INTERVALS -- the sale, offering of sale, and financing of Timeshare Intervals (i) shall not constitute the sale, or the offering of sale, of Securities subject to the registration requirements of the Securities Act of 1933, as amended, or the blue-sky securities laws of the State of Colorado, (ii) shall only be done in the State of Colorado, the State of Nevada and/or the State of Texas and in such other jurisdictions where the Debtor has made all necessary filings and obtained all necessary permits, to do so (and no solicitation and no advertising in respect of the sale of Timeshare Intervals that would, in either case, be in violation of applicable law shall be done in any other State or Province), (iii) shall not violate any applicable federal, state or local consumer credit, sale rescission or usury statute, including, without limitation, any such statute of any state in which a Maker of a Note Receivable may reside, and (iv) shall not violate in any material respect any other applicable federal, state or local law, statute or regulation. Without limiting the generality of the foregoing, the Debtor shall, to the extent required by its activities and businesses, fully comply with (1) all of the applicable provisions of (A) the Consumer Credit Protection Act, as amended, (B) the Federal Trade Commission Act, as amended, (C) all rules and regulations promulgated under the foregoing Acts, (D) the Interstate Land Sales Full Disclosure Act and the rules and regulations promulgated thereunder, and (E) all other applicable federal statutes and the rules and regulations promulgated thereunder pertaining to the operation of the Resort and (2) all of the applicable provisions of any law of any state (and the rules and regulations promulgated thereunder) or municipality relating to the operation of the Resort, including, without limitation, the laws, rules and regulations of the State of Colorado and the Town of Steamboat Springs, Colorado; and the sale and offering of sale of Timeshare Intervals shall not be effected by any home solicitations.

               (f) EXCHANGE PROGRAM -- the Resorts (including, without limitation, each of the Units and the Timeshare Intervals in respect thereof) shall be and shall remain a participant in good standing in the timeshare exchange programs of Resort Condominium International, Inc. and/or Interval International, Inc. and all eligibility requirements in respect thereof shall be and shall continue to be satisfied.

        7.7 GUARANTIES.

               (a) Except as required by applicable law or any government agency having regulatory authority with respect to the sale of the Timeshare Intervals, the Debtor shall not become liable in respect of, or be liable in respect of, any Guaranty except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection.

               (b) "Guaranty" by any Person shall mean all obligations of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including but not limited to obligations incurred through an agreement, contingent or otherwise, by such Person:

                      (i) to purchase such indebtedness or obligation or any
               Property or assets constituting security therefor;

                      (ii) to advance or supply funds

                             (A) for the purchase or payment of such
                      indebtedness or obligation, or

                             (B) to maintain working capital or other balance
                      sheet conditions or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

                      (iii) to lease Property or to purchase any Security or
               other Property or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of the primary obligor to make payment of the indebtedness or obligation; or

                      (iv) otherwise to assure the owner of the indebtedness or
               obligation of the primary obligor against loss in respect thereof.

        7.8 COMPLIANCE WITH ENVIRONMENTAL LAWS.



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        The Debtor shall comply, and shall cause the Resorts to be in compliance, in a timely and diligent fashion with

               (a) all Environmental Protection Laws (including, without limitation, all federal, state and local environmental or pollution-control laws, regulations, orders and decrees governing the emission of waste water effluent, the treatment, transportation, disposal, generation and storage of solid and hazardous waste, hazardous and toxic substances and air pollution, and/or setting forth general environmental conditions),

               (b) any other applicable requirements for conducting, on a timely basis, periodic tests and monitoring for contamination of ground water, surface water, air and/or land, and for biological toxicity of the aforesaid and

               (c) the regulations of each relevant federal, state or local authority administering environmental laws, ordinances or regulations,

        to the extent that the failure to so comply could have a material and adverse effect on the business, prospects, profits, Property or condition (financial or otherwise) of the Debtor or the Resort.

        Without limiting the generality of the foregoing, the Debtor shall not release or otherwise dispose of any Hazardous Substance or any other substance regulated, controlled or described as hazardous under any Environmental Protection Law on or beneath any real Property owned, leased or otherwise used by the Debtor or allow the same to occur with respect to the Resort; and no asbestos, urea formaldehyde foam, polychlorinated biphenyls, aluminum wire or lead-containing paint shall be installed or used on any such Property or the Resort. The Debtor shall not take or suffer to be taken any act or omission that would subject it or the Resort to liability under any Environmental Protection Law which liability could have a material and adverse effect on the business, prospects, profits, Property or condition (financial or otherwise) of the Debtor or the Resort.

        The Lender shall have the right, but shall not be obligated, to notify any state, federal or local governmental authority of information which may come to its attention with respect to Hazardous Substances on or emanating from the Resort and the Debtor irrevocably releases the Lender from any claims of loss, damage, liability, expense or injury relating to or arising from, directly or indirectly, any such disclosure. The Lender will notify the Debtor prior to or contemporaneously with any action taken by the Lender pursuant to this paragraph, provided that the failure by the Lender to provide such notification shall not affect any action so taken.

        Without limiting the scope and the effectiveness of the foregoing undertakings in this Section 7.8, the Debtor agrees to indemnify and hold the Lender harmless from and against any losses, liabilities, damages, claims, causes of action, costs or expenses (including, without limitation, attorneys' fees and disbursements), arising from, incurred by, or asserted against, the Lender in connection with any cleanup, removal or similar protective or remedial action that may be required or undertaken by any governmental authority as a result of the presence of any Hazardous Substances at the Resort, the release of any other Hazardous Substance on or from the Resort or the generation, treatment, storage, handling or disposal of any Hazardous Substances on or from the Resort (unless such presence, release, generation, treatment, storage, handling or disposal is directly caused by the Lender or by any agent of the Lender acting under the Lender's direct orders). The liability of the Debtor to the Lender under this paragraph shall survive any assignment, transfer, discharge or foreclosure of the Inventory Deed of Trust or any transfer of the Resort (or any portion thereof) by deed in lieu of foreclosure or otherwise, and any one or more transfers of the Resort (or any portion thereof) by deed or otherwise, by whosoever made.



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        If the Debtor fails to diligently take any action required under this
Section 7.8 or by any governmental entity with respect to the cleanup, control or reporting of any Hazardous Substances, materials or wastes in, on, from or under the Resort, the Lender, at its option, may enter upon the Resort, retain such experts and consultants at the expense of the Debtor and take such action as the Lender deems advisable, and the Lender may advance such sums of money as it deems necessary, with respect to the cleanup, control or reporting of any such substances, materials or wastes in, on or under the Resort. The Debtor shall pay to the Lender immediately and upon demand, all sums of money so advanced or expended by the Lender pursuant to this paragraph, together with interest on each such advance at the Default Rate, and all such sums, and the interest thereon, shall be secured by the Collateral. The Lender will notify the Debtor prior to or contemporaneously with any action taken by the Lender pursuant to this paragraph, provided that the failure by the Lender to provide such notification shall not affect any action so taken.

        7.9 TRANSACTIONS WITH AFFILIATES; PRINCIPAL PROPERTIES.

        The Debtor shall not enter into any transaction including, without limitation, the purchase, sale or exchange of Property or the rendering of any service with any Affiliate except in the ordinary course of, and pursuant to the reasonable requirements of, the Debtor's business and upon fair and reasonable terms no less favorable to the Debtor than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate. Steamboat shall have no Subsidiaries.

        7.10 USE OF THE LENDER NAME.

        The Debtor shall not, nor shall it permit any Affiliate to, without the prior written consent of the Lender, use the name of the Lender or the name of any affiliate of the Lender in connection with any of its respective businesses or activities, except in connection with internal business matters and as required in dealings with governmental agencies.

        7.11 SUBORDINATED OBLIGATIONS.

        The Debtor shall not, directly or indirectly, (a) permit any payment to be made in respect of any indebtedness, liabilities or obligations, direct or contingent, which are subordinated by the terms thereof or by separate instrument to the payment of principal of, and interest on, the Notes except in accordance with the terms of such subordination, (b) permit the amendment, rescission or other modification of any such subordination provisions of any of the Debtor's subordinated obligations in such a manner as to affect adversely the Lender's Lien or the prior position of the Notes, or (c) permit the unscheduled prepayment or redemption of all or any part of any subordinated obligations of the Debtor except in accordance with the terms of such subordination and except as provided in this Section 7.11 in respect of indebtedness extended to Steamboat by Preferred Equities and except for payments pursuant to tax sharing agreements. The Debtor shall cause the Guarantor to subordinate all indebtedness, liabilities or obligations, direct or contingent, owing to it from the Debtor to the payment of the Obligations. The Debtor shall cause each of its other Affiliates to subordinate all indebtedness, liabilities or obligations, direct or contingent, owing to it from the Debtor to the payment of the Obligations. The terms of such subordination shall be satisfactory to the Lender. Such subordination may permit payments by the Debtor in respect of such subordinated indebtedness, liabilities or obligations if (i) in the case of all such indebtedness other than that owing to Preferred Equities and except for payments pursuant to tax sharing agreements, such payments are regularly scheduled payments and the terms of such regularly scheduled payments are acceptable to the Lender and, in the case of such indebtedness owing to Preferred Equities, no such payments (whether for interest, principal or otherwise), shall be permitted or made for so long as the Inventory Loan is outstanding and thereafter any payments of principal and interest may be made



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(subject to the requirements of clause (ii) and (iii) which follow), (ii) no
Default or Event of Default then exists or, after giving effect to such payment, would exist and (iii) the Debtor would not be rendered insolvent, made unable to pay its debts as they come due or be left without adequate capital to pursue its business after giving effect to such payment.

        7.12 NOTICE OF LEGAL PROCEEDINGS.

        Promptly upon becoming aware of the existence thereof, the Debtor shall deliver to the Lender written notification of the institution of any litigation, legal proceeding or dispute with any Person, entity or governmental authority in any way involving the Debtor, the Guarantor, the Resort, the Collateral or any of the Debtor's other assets as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, would materially adversely affect the Debtor, the Guarantor, the Resort the Collateral or any of the Debtor's other real Property assets.

        7.13 FURTHER ASSURANCES.

        The Debtor shall from time to time execute and deliver to the Lender such other instruments, certificates and documents and shall take such other action and do all other things as may from time to time be reasonably requested by the Lender in order to implement or effectuate the provisions of, or more fully perfect the rights granted or intended to be granted by the Debtor to the Lender pursuant to the terms of, this Agreement, the Notes or any other Security Document. The Debtor agrees, in its capacity as Declarant (to the extent permitted by applicable law), to cause the Association to take such action and to do all other things as may from time to time be reasonably requested by the Lender in order to implement or effectuate the provisions of this Agreement and the other Security Documents.

        7.14 FINANCIAL STATEMENTS.

        The Debtor shall submit to the Lender the following:

               (a) ANNUAL STATEMENTS -- As soon as practicable after the end of each fiscal year of the Debtor, and in any event no later than 120 days thereafter, duplicate copies of:

                      (i) a balance sheet of the Debtor (including all assets
               and liabilities of, or in respect of, the Resort) as at the end of such fiscal year, and

                      (ii) a statement of income of the Debtor (including the
               operations of the Resort) for such fiscal year, and

                      (iii) a statement of changes in cash flows of the Debtor
               (including the cash flows of, or in respect of, the Resort) during such fiscal year, and

                      (iv) a statement of material changes of accounting
               policies, presentations or principles during such fiscal year, and

                      (v) notes to such financial statements.

               Each of the above shall have been prepared in reasonable detail and in accordance with generally accepted accounting principles, procedures and practices consistently applied and shall set forth, in each case, in comparative form the figures for the previous fiscal year, and shall be certified as complete and correct by the principal financial officer of the Debtor. The Debtor shall also deliver to the Lender with the above financial statements a report, certified as complete



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        and correct by the chief accounting officer of the Debtor, showing all sales and cancellations made in respect of Timeshare Intervals at the Resort for the fiscal year of the Debtor then most recently ended and in respect of which said financial statements shall have been prepared. The above financial statements shall be accompanied by a certificate of the chief accounting officer of the Debtor, which certificate shall be acceptable to the Lender and shall, without qualification, state that such financial statements present the financial condition of the Debtor and have been prepared in accordance with generally accepted accounting principles consistently applied.

               (b) QUARTERLY STATEMENTS -- As soon as practicable after the end of each fiscal quarter of the Debtor, and in any event no later than 90 days thereafter, duplicate copies of:

                      (i) a balance sheet of the Debtor (including all assets
               and liabilities of, or in respect of, the Resort) as at the end of such fiscal quarter, and

                      (ii) a statement of income of the Debtor (including the
               operations of the Resort) for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, and

                      (iii) a statement of changes in cash flows of the Debtor
               (including the cash flows of, or in respect of, the Resort) during such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, and

                      (iv) a statement of material changes of accounting
               policies, presentations or principles during such quarter.

               Each of the above shall have been prepared in reasonable detail and in accordance with generally accepted accounting principles, procedures and practices consistently applied (other than the preparation of notes to such financial statements), subject to changes resulting from year-end adjustments, and shall set forth in each case in comparative form the figures for the corresponding periods in the immediately preceding fiscal year, and shall be certified as complete and correct by the chief accounting officer of the Debtor.

               (c) NOTICE OF DEFAULT OR EVENT OF DEFAULT -- Promptly upon becoming aware of the existence of any condition or event which constitutes a Default or an Event of Default, a written notice specifying the nature and period of existence thereof and what action the Debtor is taking or proposes to take with respect thereto.

               (d) NOTICE OF CLAIMED DEFAULT -- Immediately upon becoming aware that the holder of any obligation or of any evidence of indebtedness or other Security of the Debtor or Guarantor has given notice or taken any other action with respect to a claimed default or event of default thereunder, a written notice specifying the notice given or action taken by such holder and the nature of the claimed default or event of default and what action the Debtor is taking or proposes to take with respect thereto.

               (e) MATERIAL ADVERSE DEVELOPMENTS -- Immediately upon becoming aware of any development or other information which may materially and adversely affect the Property, business, prospects, profits or condition (financial or otherwise) of the Debtor or the ability of the Debtor to perform its obligations under this Agreement, the Notes or the other Security Documents, telephonic, telefax or telegraphic notice specifying the nature of such development or information and the anticipated effect.



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               (f) NOTES RECEIVABLE INFORMATION. On or before the 15th day of each month, a detailed trial balance of all Pledged Notes Receivable together with a detailed report setting forth (i) which of the Pledged Notes Receivable are delinquent and the duration of such delinquency,
        (ii) a summary of collections of the Pledged Notes Receivable for the preceding month and the balances of the Pledged Notes Receivable as at the end of such month, and (iii) such other information, in type and scope, as the Lender may reasonably request including, but not limited to the updated name, address and telephone number of each purchaser whose note has been pledged to Lender. Debtor may discharge its obligations under this clause (f) by having the Collection Agent deliver the aforesaid information and reports.

               (g) SALES INFORMATION. On or before the 15th day of each month, a report showing the previous month's sales of, and cancellations of sales of, Timeshare Intervals.

               (h) FINANCIAL INFORMATION. As promptly as possible after the receipt thereof, all financial statements, budgets and other information distributed by the Association. The Debtor, as Declarant or otherwise, shall cause the Association to prepare annual financial statements, substantially as provided in clause (a) above, and an annual budget, and shall deliver the same to the Lender within 120 days of the end of each of its fiscal years.

               (i) REQUESTED INFORMATION -- With reasonable promptness, such other data and information as from time to time may be reasonably requested by the Lender.

        7.15 OFFICERS' CERTIFICATE.

        The financial statements delivered to the Lender pursuant to Section 7.14(a) and Section 7.14(b) of this Agreement shall be accompanied by a certificate substantially in the form of Exhibit O of the President or a Vice-President and the Treasurer or an Assistant Treasurer of the Debtor setting forth:

               (a) COVENANT COMPLIANCE -- the information (including detailed calculations) required in order to establish whether the Debtor was in compliance with all financial covenants contained in Section 7 of this Agreement during the period covered by the financial statements or reports then being furnished; and

               (b) EVENT OF DEFAULT -- that the signers have reviewed the relevant terms of the Agreement (and all other agreements and exhibits between the parties) and have made, or caused to be made, under their supervision, a review of the transactions and conditions of the Debtor from the beginning of the period covered by the financial statements or reports being delivered therewith to the date of the certificate and that such review has not disclosed the existence during such period of any condition or event which constitutes a Default or Event of Default or, if any such condition or event existed or exists or will exist, specifying the nature and period of existence thereof and what action the Debtor has taken or proposes to take with respect thereto.

        7.16 INSPECTION.

        The Debtor shall permit the Lender or its representatives to make such inspections/audits of its books, accounts, records, orders, original correspondence and such other papers as it may desire and of its premises, the Resort, the Units, and the other Collateral, from time to time, as the Lender may in its sole discretion determine. The Debtor shall supply copies of such records and papers as the Lender may reasonably request, and shall permit the Lender to discuss the Debtor's respective affairs, finances and accounts with the Debtor's officers, employees and independent public accountants (and by this provision the Debtor hereby authorizes said accountants to discuss with the Lender the finances and affairs of the



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Debtor), all at reasonable times and as often as may be desired by the Lender.
The Debtor further agrees to supply the Lender with such other reasonable information relating to the Debtor and the Collateral as the Lender may request. With respect to any inspections and/or audits referred to in this Section 7.16, the Debtor shall pay for all out-of-pocket costs and reasonable expenses incurred by the Lender (including, without limitation, travel expenses, but excluding salaries of employees of the Lender) and shall promptly reimburse the Lender therefor upon receipt by the Debtor of a written demand therefor from the Lender.

SECTION 8. EVENTS OF DEFAULT

        8.1 DEFAULT.

        The Debtor hereby covenants, agrees and acknowledges that an Event of Default shall exist under this Agreement if any of the following events or conditions (each, an "Event of Default") shall occur and be continuing:

               (a) PAYMENTS -- (i) failure to make any payment of interest on the Inventory Note, (ii) failure to make any payment of interest on the Receivables Note; (iii) failure to make any payment of principal of, or prepayment premium on, any Note; (iv) failure to make any Mandatory Receivables Prepayment, whether by payment of money or addition of Eligible Note Receivables; or (v) failure to make any other payment required pursuant to the terms of this Agreement, the Notes or any other Security Document or any instrument securing the Inventory Loan; in each case on or before 2 Business Days after the date such payment is due; or

               (b) WARRANTIES OR REPRESENTATIONS -- any warranty, representation or other statement made or furnished to the Lender by or on behalf of the Debtor or Guarantor in this Agreement or any other Security Document proves to have been false or misleading in any material respect when made or furnished; or

               (c) COLLATERAL AND FINANCIAL COVENANTS -- failure by Debtor to comply with any covenant set forth in Section 3.5, Section 3.6, and
        Section 7 of this Agreement; or

               (d) OTHER COVENANTS -- failure by the Debtor to comply with
        Section 2.3(a) of this Agreement and the continuance of such failure for more than 2 Business Days after such failure shall have first become known to any officer of the Debtor or the failure by the Debtor to comply with any other covenant relating to the Debtor contained in this Agreement or any other Security Document, and the continuance of such failure for more than 20 days after such failure shall have first become known to any officer of the Debtor or Guarantor; or

               (e) MATERIAL ADVERSE CHANGE -- any material adverse change in or in respect of the Collateral (including, without limitation, the termination of any applicable timeshare or condominium regimen {whether by consent of the condominium or timeshare owners thereunder or otherwise}, any modification or amendment to the Declaration which shall, in the opinion of the Lender, adversely affect the Collateral or the operations or prospects of the Resort, or the substantial destruction of any uninsured Building, or any Unit) or in the financial condition of the Debtor or Guarantor; or

               (f) INSOLVENCY -- (i) a receiver, liquidator, custodian or trustee of the Debtor or Guarantor, or of all or any of the Property of any of them, shall be appointed by court order and such order remains in effect for more than 50 days; or an order for relief shall be entered with respect to the Debtor or Guarantor, or the Debtor or Guarantor shall be adjudicated a bankrupt or insolvent; or any of the Property of any of them shall be sequestered by court order and such



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        order remains in effect for more than 50 days; or a petition shall be filed against the Debtor or Guarantor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and shall not be dismissed within 50 days after such filing; or (ii) the Debtor or Guarantor shall file a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or shall consent to the filing of any petition against it under any such law; or (iii) the Debtor or Guarantor shall make an assignment for the benefit of its creditors, or shall admit in writing its inability, or shall fail, to pay its debts generally as they become due, or shall consent to the appointment of a receiver, liquidator or trustee of the Debtor or Guarantor, or of all or any part of the Property of any of them; or

               (g) JUDGMENT -- final judgment or judgments for the payment of money, the aggregate of which exceeds $100,000, shall be outstanding against one or more of the Debtor and the Guarantor and any of such judgments shall have been outstanding for more than 30 days from the date of its entry and shall not have been discharged in full or stayed; or

               (h) DEFAULT IN LENDER AGREEMENTS -- any default (after giving effect to the expiration of any applicable grace periods) under, and as defined in the Inventory Loan Agreement or any other agreement, now existing or hereafter entered into, between (i) the Debtor and the Lender or any affiliate of the Lender, (ii) Preferred Equities and the Lender or any affiliate of the Lender (including, without limitation, Dorfinco), (iii) Mego Financial and the Lender or any affiliate of the Lender (including, without limitation, Dorfinco) or (iv) any Affiliate of the Debtor and the Lender or any affiliate of the Lender (including, without limitation, Dorfinco); or

               (i) DEFAULT BY DEBTOR IN OTHER AGREEMENTS -- any default by the Debtor or Guarantor in the payment of indebtedness for borrowed money; any other default under such indebtedness which accelerates or permits the acceleration (after the giving of notice or passage of time, or both) of the maturity of such indebtedness, whether or not such default has been waived by the holder of such indebtedness, provided that any such acceleration or permitted acceleration with respect to a default by Guarantor shall be an Event of Default only if such acceleration or permitted acceleration could reasonably be expected to have a material adverse affect on Guarantor and provided further that any default with respect to that indebtedness described on Schedule 18 shall not be an Event of Default hereunder unless such default becomes an unappealable judgement against Debtor; or

               (j) SUSPENSION OF SALES -- the issuance of any stay order, cease and desist order or similar judicial or nonjudicial sanction limiting or otherwise affecting the sale of Timeshare Intervals in any state or any jurisdiction thereof in which the Debtor shall have made a material percentage of sales of Timeshare Intervals and any one of such orders or sanctions shall have been outstanding for more than 30 days from the date of its entry and shall not have been discharged in full or stayed by appeal, bond or otherwise; or

               (k) GUARANTY -- any Guaranty Agreement shall have been terminated, revoked or declared invalid; or

        8.2 DEFAULT REMEDIES.

               (a) ACCELERATION OF OBLIGATIONS; RIGHT TO DISPOSE OF COLLATERAL. If an Event of Default under Section 8.1(f) of this Agreement shall occur, then the Obligations shall, automatically and



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        without notice or demand by the Lender, become at once due and payable, and the Debtor will forthwith pay to the Lender, in addition to any and all sums and charges otherwise due in respect of the Obligations, the entire principal of and interest accrued on the Receivables Note and the Inventory Note and, to the extent permitted by law, a premium in an amount equal to the amount which would be payable if the Debtor then had elected to prepay the Receivables Note at a premium pursuant to Section
        2.3 of this Agreement. If any other Event of Default shall occur, all of the Obligations shall, at the option of the Lender, and without notice or demand by the Lender, become at once due and payable, and the Debtor will forthwith pay to the Lender, in addition to any and all sums and charges otherwise due in respect of the Obligations, the entire principal of and interest accrued on each of the Receivables Note and the Inventory Note and, to the extent permitted by law, a premium in an amount equal to the amount which would be payable if the Debtor then had elected to prepay the Receivables Note at a premium pursuant to Section
        2.3 of this Agreement. The Lender shall have all the rights and remedies of a secured party under the Colorado Uniform Commercial Code, all the rights and remedies of a beneficiary under the Inventory Deed of Trust and all other legal and equitable rights to which it may be entitled, including, without limitation and without further notice to Debtor, the right to continue to collect all payments being made on the Pledged Notes Receivable and to apply such payments to the Obligations and to sue in its own name (or the name of the Debtor) the obligor under any defaulted Pledged Note Receivable. The Lender shall also have the right to require the Debtor to assemble the Collateral, at the Debtor's expense, and make it available to the Lender at a place to be designated by the Lender, which is reasonably convenient to both parties, and the Lender shall have the right to take immediate possession of the Collateral and may enter any of the premises of the Debtor or wherever the Collateral shall be located, in accordance with applicable law, and to keep and store the same on said premises until sold (and if said premises be the Property of the Debtor, the Debtor agrees not to charge the Lender for storage thereof for a period of at least 90 days after sale or disposition of such Collateral). The Debtor and the Lender agree that 10 days' notice to the Debtor of any public or private sale or other disposition of Collateral shall be reasonable notice thereof and such sale shall be at such location(s) as the Lender shall designate in said notice. The Lender shall have the right to bid at any such sale on its own behalf.

               In view of the fact that federal and state securities laws may impose certain restrictions on the methods by which a sale of Collateral, if comprised of Securities, may be effected after an Event of Default, the Debtor agrees that, upon the occurrence and continuance or existence of an Event of Default, the Lender may, from time to time, attempt to sell all or any part of such Collateral by means of a private placement restricting the bidding and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for, or with a view to, distribution. In so doing, and without limiting any other means of private placement, the Lender may solicit offers to buy such Collateral, or any part of it for cash, from a limited number of investors deemed by the Lender, in its reasonable judgment, to be responsible parties who might be interested in purchasing the Collateral, and if the Lender solicits such offers from not less than 4 such investors (and otherwise acts in good faith), then the acceptance by the Lender of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition of such Collateral.

               (b) APPLICATION OF COLLATERAL; TERMINATION OF AGREEMENTS. Upon the occurrence of any Event of Default, the Lender may, with or without proceeding with such sale or foreclosure or demanding payment of the Obligations, without notice, terminate the Lender's further performance under this Agreement to extend Receivables Advances to the Debtor, without further liability or obligation by the Lender, and may also, at any time, appropriate and apply (as provided below) to any Obligations any and all Collateral in its possession and any and all balances, credits, deposits, accounts, reserves, indebtedness or other monies due or owing to the



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        Debtor held by the Lender hereunder or under any other financing agreement or otherwise, whether accrued or not. Neither such termination, nor the termination of this Agreement by lapse of time, the giving of notice or otherwise, shall absolve, release or otherwise affect the liability of the Debtor in respect of transactions prior to such termination, or affect any of the Liens, security interests, rights, powers and remedies of the Lender hereunder, but they shall, in all events, continue until all of the Obligations are satisfied.

               (c) APPLICATION OF PROCEEDS. To the extent permitted under applicable law, the proceeds of any exercise of rights with respect to Collateral or any part thereof shall be paid to and applied as follows:

                      FIRST, to the payment of

                             (i) all costs and charges in connection therewith,
                      including, without limitation, (A) attorneys' fees for advice, counsel or other legal services, (B) costs and expenses incurred as a result of pursuing, reclaiming, seeking to reclaim, taking, keeping, removing, storing, advertising for sale, selling and foreclosing on the Collateral and any and all other charges and expenses in connection therewith, and (C) any costs and expenses (including, without limitation, costs and expenses in the management and operation of the Resort) provided for in the Assignment of Rents, the Inventory Deed of Trust or any other Security Document,

                             (ii) all taxes, assessments or Liens superior to
                      the Lien of this Agreement or the other Security Documents, except any taxes, assessments or other superior Liens subject to which any sale of Collateral may have been made,

                             (iii) all fees, costs and expenses as set forth in
                      Section 10.2 of this Agreement, and

                             (iv) all Release Fees;

                      SECOND, towards the payment of accrued and unpaid interest then due and payable, if any, at the Default Rate in respect of the Loan,

                      THIRD, towards the payment of all other accrued and unpaid interest, if any, then due and payable in respect of the Loan,

                      FOURTH, to the payment of the principal amount of the Loan
               (and any prepayment premium payable in respect thereof), and

                      FIFTH, to the payment of the surplus, if any, to the
               Debtor, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same, provided that if any Obligations then due and payable shall not have been paid in full, any such surplus shall continue to be held as Collateral hereunder and shall continue to be subject to the terms and conditions hereof until such Obligations then due and payable shall have been paid in full.

               The Debtor shall remain liable hereunder for payment of any deficiency owing on the Obligations after application of such proceeds.



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               To the extent that any amount allocated to any of the payment categories set forth above is insufficient to fully satisfy all of the Obligations referred to in said category, such amount shall be allocated ratably to each of such Obligations in accordance with the ratio that the amount of such Obligation bears to the aggregate amount of such Obligations referred to in such category.

               (d) REMEDIES CUMULATIVE. All covenants, conditions, provisions, warranties, guaranties, indemnities and other undertakings of the Debtor contained in this Agreement, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule given to the Lender or contained in any other agreement between the Lender and the Debtor, heretofore, concurrently or hereafter entered into, including, without limitation, the Inventory Deed of Trust, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions or agreements of the Debtor herein contained. The failure or delay of the Lender to exercise or enforce any rights, Liens, powers or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such Liens, rights, powers and remedies, but all such Liens, rights, powers and remedies shall continue in full force and effect until the Loan and all other Obligations shall have been fully satisfied. All Liens, rights, powers and remedies herein provided for are cumulative and none are exclusive.

               The acceptance by the Lender at any time and from time to time of partial payments of the Obligations shall not be deemed to be a waiver of any Event of Default then existing. No waiver by the Lender of any Event of Default shall be deemed to be a waiver of any other or subsequent Event of Default. No delay or omission by the Lender in exercising any right or remedy under the Security Documents shall impair such right or remedy or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any such right or remedy preclude other or further exercise thereof, or the exercise of any other right or remedy under the Security Documents or otherwise.

SECTION 9. REVIVAL OF OBLIGATIONS AND LIENS

        The Debtor expressly agrees that if the Debtor makes a payment to the Lender, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, or otherwise required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such repayment, the Obligations or any part thereof intended to be satisfied and the Liens provided for hereunder securing the same shall be revived and continued in full force and effect as if said payment had not been made.

SECTION 10. MISCELLANEOUS

        10.1 GOVERNING LAW.

        This Agreement and all transactions, assignments and transfers hereunder, and all the rights of the parties hereto shall be governed as to the validity, construction, enforcement and in all other respects by the internal laws of the State of Colorado. To the extent any provision of this Agreement is not enforceable under applicable law, such provision shall be deemed null and void and shall have no effect on the remaining portions of this Agreement.

        10.2 EXPENSES AND CLOSING FEES.



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        Whether or not the transactions contemplated hereunder are completed, the Debtor shall pay all expenses of Lender relating to negotiating, preparing, documenting, closing and enforcing this Agreement and relating to the making by the Lender of any Advances hereunder to the Debtor (the "Loan Costs"), including, but not limited to:

               (a) the cost of reproducing this Agreement, the Receivables Note, and the other Security Documents;

               (b) the fees and disbursements of the Lender's counsel and Lender's special Colorado counsel;

               (c) the Lender's out-of-pocket expenses, including, without limitation, Lender's out-of-pocket expenses in connection with any audits in respect of the Debtor and/or the Collateral conducted by Lender prior to the date hereof (but excluding salaries of employees of the Lender);

               (d) all fees and expenses (including fees and expenses of the Lender's counsel and Lender's special Colorado counsel) relating to any amendments, waivers, consents or review of documents in connection with any subsequent closings pursuant to the provisions of this Agreement;

               (e) all costs, outlays, attorneys' fees and expenses of every kind and character had or incurred in (i) the enforcement of any of the provisions of, or rights and remedies under, this Agreement, any assignment agreement, or any other Security Document and (ii) the preparation for, negotiations regarding, consultations concerning, or the defense of legal proceedings involving, any claim or claims made or threatened against the Lender arising out of this transaction or the protection of the Collateral securing the Obligations, expressly including, without limitation, the defense by the Lender of any legal proceedings instituted or threatened by any Person to seek to recover or set aside any payment or setoff theretofore received or applied by the Lender with respect to the Obligations;

               (f) all expenses relating to the maintenance and administration of the lock box account or accounts by the Collection Agent;

               (g) all expenses relating to the safekeeping of the Pledged Notes Receivable, the Pledged Contracts related thereto and the other documents in connection therewith by the Lender (including, without limitation, the retention by the Lender of any custodian or trust department to safekeep such Pledged Notes Receivable, Pledged Contracts and other documents), as set forth in the first paragraph of Section
        3.13 hereof;

               (h) all expenses and fees of the Collection Agent; and

               (i) all taxes levied against or paid by the Lender (other than taxes on, or measured by, the income or profits of the Lender) and all filing and recording fees, costs and expenses which may be incurred by the Lender with respect to the filing or recording of any document or instrument relating to the transactions described in this Agreement.



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        10.3 PARTIES, SUCCESSORS AND ASSIGNS.

        This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (except that the Debtor may not assign any of its rights hereunder), and all representations, covenants, provisions and agreements by or on behalf of the Debtor which are contained in this Agreement shall inure to the benefit of the successors and assigns of the Lender. Except as provided in this Section 10.3, this Agreement shall not create and shall not be construed as creating any rights enforceable by, or benefits in favor of, any Person not a party hereto. If Textron Financial Corporation shall delegate to any other Person any of its obligations hereunder to extend Advances to the Debtor, Textron Financial Corporation shall provide to the Debtor a guaranty of performance of such Person in respect of such obligations; such guaranty of performance shall be in form and substance reasonably acceptable to the Debtor.

        10.4 NOTICES.

        All notices or demands by either party to the other relating to this Agreement shall, except as otherwise provided herein, be in writing and sent by certified or registered United States mail, first class postage prepaid and return receipt requested, or by a nationally recognized overnight courier service with all delivery fees prepaid. Notices shall be deemed received (a) on the 3rd succeeding Business Day following deposit in the United States mail, certified or registered and first class postage prepaid and return receipt requested or (b) upon delivery if sent by nationally recognized overnight courier with all delivery fees prepaid. Notices and demands shall be addressed, if to the Debtor, at the mailing address set forth on Schedule 16 to this Agreement or to such other address as the Debtor may from time to time specify in writing or, if to the Lender, at the mailing address of the Lender set forth on Schedule 17 hereto or to such other address as the Lender may from time to time specify in writing to the Debtor.

        10.5 TOTAL AGREEMENT.

        This Agreement, including the Exhibits, the Schedules and the other agreements referred to herein, is the entire agreement between the parties hereto relating to the subject matter hereof, incorporates or rescinds all prior agreements and understandings between the parties hereto relating to the subject matter hereof, and may not be changed or terminated orally or by course of conduct. This Agreement may be modified or changed only in a writing executed by both the Lender and the Debtor. The failure or delay of the Lender to exercise or enforce any rights, Liens, powers, remedies, conditions or other terms hereunder or under any other agreement or instrument executed in connection herewith shall not operate as a waiver of any such rights, Liens, powers, remedies, conditions or other terms.

        10.6 SURVIVAL.

        All warranties, representations and covenants made by the Debtor herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the Lender and shall survive the delivery to the Lender of the Notes regardless of any investigation made by the Lender or on its behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by the Debtor hereunder.

        10.7 LITIGATION.



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        EACH OF THE DEBTOR AND THE LENDER HEREBY WAIVES TRIAL BY JURY IN ANY
ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED ARISING OUT OF THIS AGREEMENT, THE NOTES, ANY OTHER SECURITY DOCUMENT, THE COLLATERAL OR ANY ASSIGNMENT THEREOF OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN THE DEBTOR AND THE LENDER OF ANY KIND OR NATURE.

        THE DEBTOR AND THE LENDER HEREBY AGREE THAT THE FOLLOWING COURTS:

        STATE COURT: COLORADO DISTRICT COURT FOR THE SECOND DISTRICT SITTING AT DENVER;

        FEDERAL COURT: UNITED STATES DISTRICT COURT FOR THE DISTRICT OF COLORADO SITTING AT DENVER,

OR, (TO THE EXTENT PERMITTED BY APPLICABLE COLORADO LAW) AT THE OPTION OF THE LENDER, ANY OTHER COURT LOCATED IN THE STATE OF COLORADO IN WHICH IT SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH SHALL HAVE SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY, SHALL HAVE NONEXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE DEBTOR AND THE LENDER, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR TO ANY MATTER ARISING HEREFROM. THE DEBTOR AND THE LENDER EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN ANY SUCH COURT.

        THE STIPULATIONS OF THE DEBTOR AND THE LENDER IN THIS SECTION 10.7 SHALL SURVIVE THE FINAL PAYMENT OF ALL OF THE OBLIGATIONS OF THE DEBTOR AND THE RESULTING TERMINATION OF THIS AGREEMENT.

                                                                INITIALS____/___

        10.8 POWER OF ATTORNEY.

        The Debtor hereby makes, constitutes and appoints the Lender the true and lawful agent and attorney-in-fact of the Debtor, with full power of substitution, (a) to receive, open and dispose of all mail addressed to the Debtor relating to the Pledged Notes Receivable or the Pledged Contracts related thereto; (b) to open all such mail and remove therefrom any notes, checks, acceptances, drafts, money orders or other instruments constituting Collateral, with full power to endorse the name of the Debtor upon any such notes, checks, acceptances, drafts, money orders, instruments or other documents, and to effect the deposit and collection thereof (in accordance with the procedures established therefor in the Agency Agreement), and the Lender shall have the further right and power to endorse the name of the Debtor on any documents relating to the Collateral; (c) to execute on behalf of the Debtor assignments, notices of assignment, financing statements and other public records and notices in respect of the Pledged Notes Receivable or the Pledged Contracts related thereto; (d) to notify Makers of Pledged Notes Receivable to make all payments thereunder directly to the Lender at an address to be designated by the Lender and to execute and send other notices to Makers of such Pledged Notes Receivable or the Pledged Contracts related thereto; and (e) to do any and all things necessary or take action in the name and on behalf of the Debtor to carry out the intent of this Agreement, including, without limitation, the grant of the security interest provided herein and to perfect and protect the security interest granted to the Lender with respect



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

to the Collateral and the Lender's rights created under this Agreement. The Debtor agrees that neither the Lender nor any of its agents, designees or attorneys-in-fact will be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law with respect to the exercise of the power of attorney granted under this Section 10.8 except for its own gross negligence or willful misconduct. The power of attorney granted under this
Section 10.8 is coupled with an interest and shall be irrevocable during the term of this Agreement.

        10.9 SURVIVAL OF INDEMNITIES.

        All indemnities set forth in this Agreement shall survive the execution and delivery of this Agreement and the execution and delivery of the Notes as well as the payment in full of the Notes and the otherwise full performance of this Agreement.

        10.10 CONFLICTING OBLIGATIONS; RIGHTS AND REMEDIES.

        To the extent that the terms of any of the Security Documents contain conflicting obligations, the terms set forth in this Agreement shall be deemed to be the controlling terms, provided that all rights and remedies of the Lender under the Security Documents are cumulative and in addition to every other right or remedy, and no right or remedy is intended to be exclusive of any other right or remedy.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

DEBTOR:                                    LENDER:

STEAMBOAT SUITES, INC.                     TEXTRON FINANCIAL CORPORATION


By:                                        By:
    ---------------------------------          ---------------------------------
      Title: President                           Title: Assistant Vice President

[CORPORATE SEAL]


PREFERRED EQUITIES CORPORATION


By:
    ---------------------------------

Title:

[CORPORATE SEAL]






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


STATE OF              )
                      )  ss.
COUNTY OF             )

        At __________ in said County and State on this ___ day of _______, 1999, personally appeared ___________________, duly authorized officer of Steamboat Suites, Inc., and he/she acknowledged the foregoing instrument by him/her signed and sealed to be his/her free act and deed and the free act and deed of Steamboat Suites, Inc.

        Before me:
                                   Notary Public in and for said State
                                   My Commission expires:



STATE OF              )
                      )  ss.
COUNTY OF             )

        At _________ in said County and State on this ___ day of December, 1999, personally appeared _____________, duly authorized officer of Preferred Equities Corporation, and he/she acknowledged the foregoing instrument by him/her signed and sealed to be his/her free act and deed and the free act and deed of Preferred Equities Corporation.

        Before me:
                                   Notary Public in and for said State
                                   My Commission expires:

STATE OF                     )
                             )  ss.
COUNTY OF                    )

        At _______________ in said County and State on this ___ day of December, 1999, personally appeared _________________, duly authorized officer of Textron Financial Corporation, and he/she acknowledged the foregoing instrument by him/her signed and sealed to be his/her free act and deed and the free act and deed of Textron Financial Corporation.

        Before me:
                                   Notary Public in and for said State
                                   My Commission expires:





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